               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S) 240.14a-12


                  Western Pennsylvania Adventure Capital Fund
            -------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                                Not Applicable
            -------------------------------------------------------
       (Name of Persons Filing Proxy Statement if Other than Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       (1) Title of each class of securities to which this transaction applies:

                                 Common Stock
           -------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

                                    4,224,870
           -------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           -------------------------------------------------------


       (4) Proposed maximum aggregate value of transaction:

           -------------------------------------------------------


       (5) Total fee paid:


           -------------------------------------------------------

[_] Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount previously paid:

       ---------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:


       ---------------------------------------------------------

       (3) Filing Party:


       ---------------------------------------------------------

       (4) Date Filed:

       ---------------------------------------------------------

                  WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND
                       2101 GREENTREE ROAD, SUITE A-113
                         PITTSBURGH, PENNSYLVANIA 15220

                           NOTICE OF SPECIAL MEETING
                                       OF
                                THE SHAREHOLDERS

                          TO BE HELD ON [    ], 2002


To the Shareholders of the Western Pennsylvania Adventure Capital Fund:

       A special meeting of the shareholders of the Western Pennsylvania Adventure Capital Fund (the "Fund") will be held at [4:00 p.m. Pittsburgh time
on                     , 2002 at the Pittsburgh Technology Center, 2nd Floor
Training Room, 2000 Technology Drive, Pittsburgh, Pennsylvania].  We have fixed
the close of business of December [    ], 2001 as the record date for
determining the shareholders who are entitled to vote at this meeting.

     At the meeting, you will be asked to consider and vote upon a proposal to approve and adopt a merger agreement. If approved by the shareholders and other conditions of the merger are satisfied, the existing operating corporation, Western Pennsylvania Adventure Capital Fund will merge into a limited liability company we have recently formed for this purpose, Western Pennsylvania Adventure Capital Fund, LLC. Attached hereto as Appendix A is a copy of our letter to you of September 24, 2001, describing, in summary fashion, the details of the effects of the merger. Upon completion of the merger:

          . The Fund will cease to exist in corporate form as of the effective date of the merger, which is proposed to be [ ], 2002, and the Fund will continue its business operations in the form of the limited liability company.

          . Each share of common stock of the Fund will convert into one membership unit in the LLC.

          . The LLC units may not be resold except in accordance with the LLC operating agreement.

          . The Fund will be taxable as a partnership and not as a corporation.

          . As a result of the change of tax status, the Fund's investment objective will change to reflect the Fund's intention to make distributions to investors from available cash, if any, at least annually for their estimated federal income tax liabilities.

          . The Fund's investment objective will also change to reflect the fact that the Fund will seek to wind up its affairs and liquidate its assets within 25 years after the merger. Thus, the Fund's managers may elect to cease reinvesting all available cash from sales of portfolio securities at some time during the 25-year term to avoid distressed sales of its portfolio securities at lower prices upon the Fund's liquidation and dissolution. If the managers make this election, the Fund will distribute all available cash from the sales of its portfolio securities to its members.

     The merger requires the approval of the holders of at least a majority of the Company's outstanding common stock. There are currently 4,224,870 outstanding common shares. A shareholder's vote in favor of the merger will also constitute the shareholder's approval of the change of the Fund's
investment objective.   Shareholder responses to the proposal were
overwhelmingly favorable when the proposal was submitted for discussion at the annual meeting of the shareholders in October.

     The merger proposal and related change of investment objective are more fully described in the proxy statement that accompanies this notice, which you should read carefully. No other business will be considered at the meeting.

     Shareholders are entitled to exercise dissenters' rights in accordance with Pennsylvania law. Any shareholder who (1) files with the Fund, before the vote on the adoption of the merger, a written notice of intention to demand payment of the fair value of his or her shares, (2) does not vote in favor of the merger; and (3) otherwise complies with the terms of Section 1574 of the Pennsylvania Business Corporation Law, will have the right to receive payment of the fair value of his or her shares in lieu of receiving membership units of LLC if the merger is completed. See "Voting Procedures- Dissenters' Rights" in the accompanying proxy statement.

     The board of directors reserves the right, in its sole discretion, to terminate the merger agreement if a large number of shareholders exercise their dissenters' rights, because in that case, the Fund may not have enough funds to repurchase all of the shares held by the dissenting shareholders.

     After careful consideration, your board of directors has unanimously approved the merger and related change of investment objective and has concluded that it is in the best interests of the Fund and its shareholders. Your board of directors believes that this merger will benefit Fund shareholders because of the tax advantages associated with limited liability companies. Your board of directors unanimously recommends that you vote "FOR" this transaction.

          Attached is the proxy statement relating to the merger. This document describes the merger in detail. We encourage you to read it carefully. The merger and an investment in LLC units involve risks. You should carefully consider the discussion in the section entitled "Risk Factors" on page 6 of the accompanying proxy statement.

            Please do not send your stock certificates at this time.

          We cordially invite you to attend the meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TO US IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE BY [
], 2002.   YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.



                               Sincerely,


                               G. Richard Patton
                               President and Chief Executive Officer

                  WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND
                       2101 GREENTREE ROAD, SUITE A-113
                        PITTSBURGH, PENNSYLVANIA 15220

                                SPECIAL MEETING
                                      OF
                               THE SHAREHOLDERS

                         [                    ], 2002


                                PROXY STATEMENT

     This Proxy Statement and the Notice of Annual Meeting and Form of Proxy accompanying this Proxy Statement, which will be mailed on or about
[   ], 2002, are furnished in connection with the solicitation by the board of directors of Western Pennsylvania Adventure Capital Fund, a Pennsylvania corporation (the "Company" or the "Fund"), of proxies to be voted at a special meeting of shareholders to be held at [4:00 p.m. Pittsburgh time on , 2002 at the Pittsburgh Technology Center, 2nd Floor Training Room, 2000 Technology Drive, Pittsburgh, Pennsylvania], and any adjournments thereof.

          Holders of record of the Company's common stock at the close of business on December [ ], 2001 (the "record date") will be entitled to one vote at the meeting (or by proxy) for each share then held. On the record date, there were 4,224,870 shares of common stock of the Company outstanding. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A shareholder may abstain from voting or may withhold authority to vote for the proposal by marking the appropriate box on the accompanying proxy card, or may withhold authority to vote for a proposal by drawing a line through such nominee's name in the appropriate place on the accompanying proxy card. Unless instructions to the contrary are given, each properly executed proxy will be voted, as specified below, to (i) approve and adopt a merger with Western Pennsylvania Capital Fund, LLC, in order to change the entity form of the Fund from a corporation to a limited liability company;
(ii) approve and adopt the accompanying change in investment objective; and
(iii) transact such other business as may properly be brought before the meeting or any adjournment thereof.

     A majority of all of the issued and outstanding shares of the Company's common stock is required to be present in person or by proxy to constitute a quorum. The favorable vote of the holders of a majority of the shares of common stock represented in person or by proxy at the meeting is required to approve or adopt the proposal presented to the meeting.

          Any proxy given by a shareholder may be revoked. Execution of the accompanying proxy will not affect a shareholder's right to revoke it by giving written notice of revocation to the Secretary at any time before the proxy is voted, or by the mailing of a later-dated proxy. Any shareholder attending the meeting in person may vote his or her shares even though he or she has executed and mailed a proxy.

     Any shareholder who wishes to dissent from the proposal and exercise his or her rights of appraisal may do so by following the procedure outlined in Section 1574 of the Pennsylvania Business Corporation Law. Specifically, a dissenting shareholder (i) must file with the Fund, before the vote on the adoption of the merger, a written notice of his or her intention to demand payment of the fair value of his or her shares of common stock of the Fund, if the merger is effected; (ii) must not effect any change in the beneficial ownership of his or her shares from the date on which he or she files the notice through the effective date of the proposed merger (iii) must not vote his or her shares in favor of the merger; and (iv) must otherwise comply with the terms of Section 1574 of the Pennsylvania Business Corporation Law. By following this procedure, a dissenting shareholder will have the right to receive payment of the fair value of his or her shares in lieu of receiving membership units of Western Pennsylvania Adventure Capital Fund, LLC pursuant to the merger.

     IF YOU WISH TO DISSENT FROM THE PROPOSED MERGER, YOUR FAILURE TO VOTE AGAINST IT WILL NOT BE DEEMED BY THE FUND TO BE A WAIVER OF YOUR APPRAISAL RIGHTS. A VOTE AGAINST THE PROPOSED MERGER, HOWEVER, IS NOT SUFFICIENT BY ITSELF TO PROVIDE THE FUND WITH NOTICE OF YOUR DESIRE TO EXERCISE YOUR APPRAISAL RIGHTS.

          This proxy statement is being solicited by the board of directors of the Company. The expense of making this solicitation is being paid by the Company and consists of the preparing, assembling and mailing of the Notice of Meeting, proxy statement and proxy, tabulating returns of proxies, and charges and expenses of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to shareholders. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram or in person without additional compensation therefor.

          UPON REQUEST MADE IN WRITING TO ALVIN J. CATZ, TREASURER, WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, 2101 GREENTREE ROAD, SUITE A-113, PITTSBURGH, PENNSYLVANIA 15220, OR BY E-MAIL TO ACATZ@WPACF.COM, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, COPIES OF ITS MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q. IN ADDITION, THESE AND OTHER PERIODIC REPORTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION MAY ALSO BE ACCESSED FREE OF CHARGE THROUGH THE SEC'S WEB SITE AT "HTTP://WWW.SEC.GOV".

                       WHO ARE THE PRINCIPAL SHAREHOLDERS

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

          The following table sets forth the number of shares and percentage of
common stock beneficially owned as of December [     ], 2001 by (i) each person
who is known by the Company to own beneficially more than 5% of the shares of common stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. Unless stated otherwise, each person so named exercises sole voting and investment power as to the shares of common stock so indicated. There were 4,224,870 shares of common
stock issued and outstanding as of December [    ], 2001.  Each share of common
stock is entitled to one vote. The Company has no other classes of capital stock authorized.

          NAME AND
          ADDRESS OF                          NUMBER OF
          BENEFICIAL OWNER                    SHARES        PERCENT


          G. Richard Patton                    25,000       0.6%
          2101 Greentree Road, Suite A-113
          Pittsburgh, Pennsylvania 15220

          William F. Rooney                    20,000       0.5%
          2101 Greentree Road, Suite A-113
          Pittsburgh, Pennsylvania 15220

          Alvin J. Catz                        30,000       0.7%
          2101 Greentree Road, Suite A-113
          Pittsburgh, Pennsylvania 15220

          Philip J. Samson                     30,000       0.7%
          2101 Greentree Road, Suite A-113
          Pittsburgh, Pennsylvania 15220

          Douglas F. Schofield                180,000       4.3%
          2101 Greentree Road, Suite A-113
          Pittsburgh, Pennsylvania 15220

          PNC Venture Corp.                   333,330       7.9%
          Pittsburgh National Building
          249 Fifth Avenue
          Pittsburgh, PA 15222

          National City Venture Corp.         333,300       7.9%
          1965 East Sixth Street
          Cleveland, OH 44114
--------------------------------------------------------------------------------

(1) The dollar range of the value of equity securities owned by this individual is $10,001 - $50,000, based upon the Fund's current determination of net asset value. No assurance can be given that this value can be obtained upon a sale of the shares. No independent valuation of the Fund's portfolio assets has been done to confirm this determination.

(2) The dollar range of the value of equity securities owned by this individual is over $100,000, based upon the Fund's current determination of net asset value. No assurance can be given that this value can be obtained upon a sale of the shares. No independent valuation of the Fund's portfolio assets has been done to confirm this determination.

  All of the officers and directors, as a group, own 285,000 shares or 6.7% of the total issued and outstanding shares as of [December ___, 2001]. No shareholder owns a sufficient amount of stock to be able to control the corporation or affect the voting rights of the other shareholders of the corporation.

     The board of managers of the LLC and the holder of the sole outstanding LLC unit have approved the merger.

                       PROPOSAL - APPROVAL OF THE MERGER

APPROVAL OF THE MERGER.

  The Board of Directors believes that it is in the best interest of the Fund and its shareholders to reorganize the corporate structure of the Fund by
converting the Fund to a Pennsylvania limited liability company.    This will be
accomplished by merging the Fund with and into Western Pennsylvania Adventure Capital Fund, LLC, a limited liability company which has been newly-formed under Pennsylvania law (the "LLC") specifically for this purpose. Following the merger, each share of common stock of the Fund will be exchanged for one unit of membership in the LLC, so that the shareholders of the Fund will constitute the members of the LLC. The Fund will then cease to exist in its corporate form.
It will continue to conduct its operations as a limited liability company, in substantially the same manner as it currently conducts those operations, except as to the investment objective. See "--- Business of the LLC." In this proxy statement, references to the Fund prior to the merger shall mean Western Pennsylvania Capital Fund, the corporation, and references to the Fund post-merger shall mean Western Pennsylvania Capital Fund, LLC, the limited liability company.

     Following the merger, the shareholders of the Fund will retain the same relative voting rights that they currently have. See "Information About the Merger - Comparison of Your Rights as a Shareholder and an LLC Member." In addition, management of the Fund will remain the same upon completion of the merger. The directors of the Fund will serve in substantially the same capacity as the managing members of the LLC, and the executive officers of the Fund will retain similar positions and duties with the LLC.

RECOMMENDATION.

  The board of directors recommends a vote "FOR" approval of the merger. Proxies solicited by the board of directors will be voted in favor of this proposal unless a contrary vote or authority withheld is specified.

SUMMARY TERM SHEET.

  The primary features of the proposed merger are as follows:

        . The Fund will merge with and into Western Pennsylvania Adventure
          Capital Fund, LLC, a "shell" entity which has been newly-organized as a Pennsylvania limited liability company for this purpose.

        . The Fund will no longer exist in its corporate form.

        . The Fund will continue its business operations in the form of the limited liability company, Western Pennsylvania Adventure Capital Fund, LLC.

        . Each share of common stock of the Fund will convert into one full unit of limited liability company membership.

        . The Fund will continue to have the same assets and liabilities.

        . The ownership of the Fund (on a fully-diluted basis) will remain the same.

        . As a limited liability company, the Fund will be managed by a board of managers consisting of five managers, all of whom are currently members of the Fund's board of directors.

        . The current officers of the Fund will retain their positions in limited liability company, and have the same powers and duties.

        . The Fund will be taxable as a partnership and not as a corporation.

        . As a result of the change in tax status, the Fund's investment objective will change to reflect the Fund's intention to make distributions to investors from available cash, if any, at least annually for their estimated federal income tax liabilities.

        . The Fund's investment objective will also change to reflect the fact that the Fund will seek to wind up its affairs and liquidate its assets within 25 years after the merger. Thus, the Fund's managers may elect to cease reinvesting all available cash from sales of portfolio securities at some time during the 25-year term to avoid distressed sales of its portfolio securities at lower prices upon the Fund's liquidation and dissolution. If the managers make this election, the Fund will distribute all available cash from the sales of its portfolio securities to its members.

        . The units will be restricted securities and may not be resold except in accordance with the operating agreement governing the LLC, so that the Fund may maintain its status as a partnership for federal income tax purposes. The Fund will be taxed as a corporation if certain types of trading activity in its units cause it to be treated as a "publicly traded partnership," as that term is defined in the regulations promulgated pursuant to Section 7704 of the Internal Revenue Code. This means that no more than 2% of the Fund's issued and outstanding units may be transferred in any 12-month period, unless the transfer is made pursuant to a qualified matching service or as a block transfer, as those terms are defined in the regulations promulgated pursuant to Section 7704 of the Internal Revenue Code. The LLC has established a qualified matching service that will permit up to 10% of the units to be traded annually without violating this restriction.

        . In addition, the units will not be registered for resale under the Securities Act of 1933, as amended. Please refer to "Information About the Merger - Federal Securities Law Consequences."

        . The effective date of the proposed merger will be [     ], 2002.

        . The proposed merger will terminate immediately if such a large number of shareholders exercise their dissenters' rights that the Fund will not have enough capital to repurchase the shares of common stock held by all of the dissenting shareholders.

     Management believes the primary advantage of converting the Fund to a limited liability company is that the Fund would be taxed as a partnership for federal income tax purposes. Partnerships receive "pass through" tax treatment, which may result in a lower overall tax at the entity and shareholder levels.

     Copies of the following informational materials relating to the merger are attached to this proxy statement for your reference:

        . Appendix A - Letter to Shareholders dated September 24, 2001.

        . Appendix B - Merger Agreement adopted by the Board of Directors of the
          Fund and the Board of Managers and the Fund, as sole member of the LLC.

        . Appendix C - Selected Provisions of the Pennsylvania Business
          Corporation Law regarding exercise of dissenters' rights.

        . Appendix D - Operating Agreement of the LLC.

     For additional information about the proposed merger, please contact Alvin
J. Catz, Treasurer, Western Pennsylvania Adventure Capital Fund, 2101 Greentree Road, Suite A-113, Pittsburgh, Pennsylvania 15220, (412) 279-1760, or by e-mail to acatz@wpacf.com.

BUSINESS OF THE LLC.

     The Fund will continue to operate as a closed-end, non-diversified investment management company following the merger. The Fund also will remain a business development company under the Investment Company Act of 1940 by amending its election for such status, to be effective upon the completion of the proposed merger.

     The Fund will invest primarily in the equity and/or debt securities of development state companies located in Western Pennsylvania which are "eligible portfolio companies" as defined by the Investment Company Act of 1940. Generally, eligible portfolio companies are companies whose securities are not publicly traded. The Fund will seek to identify eligible portfolio companies with annual sales of less than $1 million, which in the opinion of management, have the potential within five years to achieve annual sales of at least $5 million, or an internal rate of return on invested capital of in excess of 30%. The Fund does not have a policy of concentrating in a particular industry or group of industries, or of investing in conjunction with investment partners, such as other venture capital firms, but generally finds it desirable to do so. See "Information About the Merger - Investment Policies."

                                 RISK FACTORS

     Before voting in favor of the merger, we recommend that you carefully review the substantial risks of holding an investment in the Fund, as described below or elsewhere in this proxy statement. Although many of the risks will not change as a result of the merger, other risks are new or may become more profound as a result of the merger and change in our investment objective.

     In particular, you should give consideration to the fact that the LLC's investment objective differs from the Fund's. The Fund currently reinvests proceeds from the sale of its portfolio securities on an after-tax basis. This means that the Fund pays the income tax due on the sale proceeds, which allows the Fund, as a corporation, to engage in extensive tax planning to minimize its income tax liability and conserve cash for reinvestment.

     Following the merger, the Fund will not incur income tax liability at the entity level, because it will receive pass-through tax treatment. Therefore, the Fund's ability to manage the tax liabilities flowing from its activities will be more limited. Instead, the Fund intends to distribute proceeds from the sale of its portfolio securities in an amount sufficient to pay the federal income tax liability that its members will incur on the sale proceeds, based on the highest federal and Pennsylvania marginal tax rates applicable to each type of income generated by the Fund in that fiscal year. However, the Fund will not be required to make any such distribution if the board in good faith determines that insufficient cash is available to make the distribution.

     This proxy statement also contains forward-looking statements which involve risks and uncertainties. Our actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed below.


YOU MAY NOT BE ABLE TO SELL YOUR UNITS IN THE LLC.

     In order to maintain the Fund's federal income tax treatment as a partnership, we cannot allow the units to be freely traded. If the units were "freely traded," as defined at Section 7704 of the Internal

Revenue Code, and there were sales of more than 2% of the outstanding units in any 12-month period, which were not made pursuant to a qualified matching service or as a block transfer pursuant to the regulations promulgated under
Section 7704 of the Code, the LLC would be taxed as a corporation for federal income tax purposes. Consequently, we will not permit any sales of record or beneficial ownership in the units in any period if those sales would cause us to be taxable as a corporation. Although no active trading market currently exists for shares in the Fund, the Fund imposes no restrictions on resale other than as may be required to comply with applicable securities laws. In addition, you should be aware that under laws applicable to closed-end investment companies such as the Fund, the units will not be redeemable at net asset value as would be the case for a mutual fund. As a result of these restrictions, potential appreciation of value of the units may be significantly limited.

THE FUND INTENDS TO CONTINUE TO MAKE HIGH-RISK INVESTMENTS IN NEW AND DEVELOPING COMPANIES.

          The Fund's investment portfolio consists primarily of high-risk investments in new and developing companies. Typically, the management of these companies has limited business experience and the companies have limited capital and limited or no sales. The survival of these companies is by no means assured. The investment objective of the Fund is dependent upon the growth in value of the securities of these unseasoned companies. Typically, there is no market for these securities, which negatively impacts their value. The Fund has made and expects to continue to make investments in companies that operate in the rapidly changing technology and biomedical sectors. These companies may face the additional risk of rapid product obsolescence and heightened competition. Traditionally, the percentage of development stage companies that ultimately achieve success, particularly in high technology fields, has been extremely low. The Fund's task of identifying and helping to build successful new and emerging enterprises is difficult. We cannot offer any assurance that the Fund will be successful in identifying and helping build successful companies.

WE MAY BE ASKED TO MAKE FOLLOW-ON INVESTMENTS TO PRESERVE OUR EXISTING INVESTMENTS, AND WE MAY BE UNABLE OR UNWILLING TO DO SO.

          It has been and may again become necessary for us to make additional investments in portfolio companies to protect our investments in these companies. In addition to potentially limiting our ability to diversify, we may not have sufficient funds to make as many follow-on investments as we think to be warranted, with the result that we may experience significant losses in our prior investments. Any decision not to make a follow-on investment, or our inability to do so, could have a significant negative impact on the portfolio company seeking additional capital. In addition, as proposed to be restructured, the possibility that we may elect not to reinvest our sales proceeds beginning at some time following the merger, in order to avoid making distressed sales of our portfolio securities upon dissolution of the Fund, could further limit our ability to protect our positions in our portfolio companies.

WE ARE NOT HIGHLY DIVERSIFIED AND MAY BECOME EVEN LESS DIVERSIFIED AS A RESULT OF THE LIMITATIONS ON OUR REINVESTMENT OF PROCEEDS.

     Although we seek to diversify our investments, the size of our Fund makes it unlikely that we will be able to commit our assets to the acquisition of securities of a large number of companies. As a result, we may not be able to achieve the same type of diversification as larger entities engaged in venture capital activities. In addition, as proposed to be restructured, the LLC intends to make distributions to investors to enable them to pay estimated federal income taxes, and may cease reinvesting proceeds at some time following the merger, in order to avoid making distressed sales of our portfolio securities upon dissolution of the fund, all of which could further limit its ability to diversify.

WE COMPETE FOR INVESTMENTS WITH MORE HIGHLY CAPITALIZED FUNDS AND MAY NOT BE AFFORDED THE OPPORTUNITY TO INVEST IN THE MOST DESIRABLE COMPANIES.

     We compete with a large number of investors for the opportunity to invest in new and emerging companies. In the arena of early-stage business investing, our competition includes other business development companies, venture capital funds, small business investment companies, strategic investors, banks, insurance companies and wealthy individuals. Many of our competitors have substantially greater financial and personnel resources and specialized experience than we do. As a result of this competition, we may be unable to invest in the most attractive companies, to insist on management participation, to obtain lower valuations or to demand more favorable covenants or terms in the governing instruments.

OUR REPRESENTATIVES ON THE BOARDS OF PORTFOLIO COMPANIES COULD HAVE CONFLICTS OF INTEREST IN EVALUATING OUR NEEDS AND THOSE OF THE PORTFOLIO COMPANIES.

     We have provided and expect to continue to provide to our portfolio companies guidance and counsel concerning their management, operations and business objectives. Where our investment is significant, we seek to have a representative appointed to the portfolio company's board of directors. Of the fund's 24 existing portfolio companies, 14 have appointed at least one representative of the Fund or one of its investment partners as a director. In the exercise of its fiduciary obligations, the portfolio company's board may consider interests of corporate constituents ahead of our interests in the company (as a creditor or shareholder of the portfolio company). Consequently, this board representation could potentially result in conflicts of interest. Moreover, directors of the Fund may have an investment in a portfolio company or a prospective portfolio company that could color their judgment in evaluating an initial or follow-on investment opportunity.

WE MAY NOT BE ABLE TO CONDUCT THOROUGH DUE DILIGENCE REVIEWS BEFORE INVESTING, OR WE MAY HAVE TO RELY ON THE JUDGMENT OF OTHERS WITHOUT INDEPENDENT ANALYSIS.

          Because of the modest size of our investments and our limited resources, it is not always economically feasible for us to hire professional experts to assist us in our due diligence investigation of prospective portfolio companies, as would typically be the case for venture capital firms with more substantial resources. Consequently, we may have to rely upon our own limited reviews or upon he judgment or experience of other investors.

                          INFORMATION ABOUT THE MERGER

     The following description of the merger and the merger agreement is a summary and is not complete and is qualified by reference to the merger agreement, which is attached as Appendix B and incorporated in this document by reference. We urge you to read the merger agreement in its entirety.

TERMS OF THE MERGER.

     The merger agreement provides that Western Pennsylvania Adventure
Capital Fund will merge into a limited liability company newly formed for this
purpose, Western Pennsylvania Adventure Capital Fund, LLC.   The effective date
of the merger is proposed to be [                    , 2002].  As a result of
the merger, all of the assets and liabilities of the Fund will be deemed transferred to the LLC automatically, by operation of law. Following the effective date, the Fund will cease to exist in corporate form, and will continue its business operations in the form of a limited liability company.

SHARE EXCHANGE.

     Each share of the Fund's common stock will convert into one unit of membership upon effectiveness of the merger, and your stock certificate(s) will be deemed to represent your membership interest in the Fund. Following the merger, we will send you instructions explaining how to exchange your shares of common stock for the appropriate number of units.

CHANGE IN INVESTMENT OBJECTIVE.

     Due to the change in the Fund's tax status from corporation to partnership, the Fund's investment objective will change to reflect the Fund's intention to

        . Make distributions to its members from available cash, if any, at least annually for members' estimated federal income tax liabilities; and

        . Seek to wind up the Fund's affairs and liquidate its assets within 25 years after the merger, which may require the Fund to cease reinvesting in new portfolio securities at some time during the 25-year term, and distribute all available cash from sales of portfolio securities to its members.

TERMINATION OF THE MERGER.

          The favorable vote of the holders of at least a majority of the shares of Fund common stock represented at the meeting (either in person or by proxy) is required to approve or adopt the proposed merger presented to the meeting.
We will terminate the merger if such a large number of shareholders exercise their dissenters' rights that the Fund does not have enough available capital to repurchase all of the shares of common stock held by the dissenting shareholders, or if the holders of less than a majority of the outstanding common stock vote in favor of the merger.

DESCRIPTION OF THE LLC UNITS.

          The certificate of organization of the LLC does not limit the number of authorized units. Upon completion of the merger, we expect to have 4,224,870 units outstanding. The members of the Fund will be entitled to one vote for each unit they hold on all matters voted on by the members, including the election of managers. The members also may receive distributions, which are declared at least annually by the board to cover each members' tax liability on his or her income from the Fund, based on the highest federal and Pennsylvania marginal tax rates applicable to each type of income generated by the Fund in that fiscal year. However, the Fund will not be required to make any such distribution if the board determines insufficient cash is available for the distribution. The members also will be entitled to share ratably in the net assets of the Fund upon liquidation after payment or provision for all liabilities. Members will have no preemptive rights to purchase additional units, and the units will not be convertible into any other security of the Fund. The operating agreement states that the units of dissociating members will be subject to redemption by the Fund. The single outstanding unit, and the units to be issued pursuant to this merger will be, upon payment therefor, fully paid and non-assessable.

     There is no other class of securities of the LLC.

DIVIDENDS AND DISTRIBUTIONS.

          The Fund has never paid dividends. Our policy has been to reinvest all interest, dividends and distributions from our portfolio companies, in order to seek to achieve appreciation in the value of those portfolio securities. We anticipated that any appreciation in the value of our portfolio securities would be reflected in the value of our own common stock. However, no independent valuation of the Fund's portfolio securities has been done to substantiate the amount of the appreciation, if any.

          The LLC, on the other hand, intends to make annual distributions to its members. The distributions will be in an amount approximately equal to the estimated federal income tax liability of each member, based on the highest federal and Pennsylvania marginal tax rates applicable to each type of income generated by the Fund in that fiscal year. The distributions will be made from the LLC's net proceeds from the sale of its portfolio securities and cash distributions from its portfolio companies. Since the LLC will seek to wind up its affairs and liquidate its assets within 25 years after the merger, the managers may elect to cease reinvesting all available cash from the sales of the LLC's portfolio securities at some time during the 25-year term to avoid making distressed sales of its portfolio securities at the time of liquidation and dissolution. If the LLC managers make this election, the LLC will distribute all available cash from the sales of its portfolio securities to its members. However, the board of managers, in its discretion, may elect to make additional distributions to members during this period rather than reinvest if it feels such a distribution is warranted by market conditions, the amount of proceeds received upon the sale of any portfolio securities, or similar circumstances. Thereafter, the LLC intends to distribute to its members all available net proceeds from the sale of portfolio securities and cash distributions from portfolio companies, after reservation of any funds expected to be required in the operation or winding-up of its business. No assurance can be given that the LLC will ever realize gains or generate sufficient cash upon the sale, financing or refinancing of its assets to make distributions to its members, or that the portfolio securities will maintain market values equal to or in excess of the prices originally paid for them.

REASONS FOR CONVERTING TO A LIMITED LIABILITY COMPANY.

     We are seeking to convert the Fund to a limited liability company principally as a result of federal income tax considerations, due to the fact that most of our shareholders are individuals, as opposed to corporations or tax-exempt organizations. In reaching the conclusion that this conversion would be in the best interests of the Fund's shareholders, the board of directors of the Fund considered the following information and factors:

        . Limited liability companies can be taxed as partnerships, so that they receive "pass through" tax treatment. Therefore, if the Fund sells any of its portfolio assets, the proceeds from the sale will not be taxed at the company level. Instead, the tax will "pass through" to the Fund's members, generally at the long-term capital gains rate, which for individuals is currently 22% at the combined federal and state level, assuming that Pennsylvania is the taxing authority for the state-level taxes.

        . The Fund will incur a substantial tax liability if

            . it sells one or more of its portfolio companies for cash and the sum realized by the Fund is substantially in excess of the Fund's investment in that portfolio company, or

            . the securities of one or more of the its portfolio companies become tradable (for instance, due to a public offering) and the Fund sells its securities in that portfolio company for a substantial profit.

        . Although some portion of the Fund's investment proceeds would be distributed to cover members' federal income tax liability, and not reinvested, the board believes that the lower tax liability enjoyed by partnerships, as opposed to C-corporations, actually would result in a larger amount of cash being available for reinvestment, than is presently the case.

        . The conversion of the Fund to a limited liability company probably can be done at this time without any tax on capital gains. We anticipate that the valuation of the Fund's investments will be significantly lower this year than in prior years due to general market conditions. This should result in little, if any gain.

        . Members of the Fund who also invest in the Fund's portfolio companies in an individual capacity will derive an additional advantage. Most, if not all of the Fund's investments have historically been in "qualified small companies" (QSC), as that term is defined in the Internal Revenue Code. Fifty percent of the gain realized on those investments is excluded from calculation of the capital gain upon which tax is assessed. When reinvested in another QSC, taxation of those gains is deferred until the successor investment is liquidated.

        . Shareholders' responses were overwhelmingly positive when the Fund asked for their (non-binding) reactions to a proposed conversion of the Fund to a limited liability company in a brief letter delivered with the Fund's proxy statement for the 2001 annual meeting, which is attached as Appendix A to this proxy statement.

        . The Fund's current and anticipated future contingent liabilities and cash needs.

        . Expenses, including, among other expenses, general administrative and ongoing expenses, related to various alternatives to the conversion.

     The board of directors also considered certain potentially negative factors in its deliberations concerning the merger, including, without limitation, the following:

        . The units may not be resold except in accordance with the LLC operating agreement. The Fund will lose its status as a partnership for tax purposes if more than 2% of its outstanding units are transferred in any 12-month period, unless the transfer is made pursuant to a qualified matching service established by the Fund pursuant to the Internal Revenue Code, or as a block transfer, as that term is defined in the regulations promulgated pursuant to Section 7704 of the Code.

        . As a result of the change of tax status, the Fund's investment objective will change to reflect the Fund's intention to make distributions to investors from available cash, if any, at least annually for their estimated federal income tax liabilities.

        . The Fund's investment objective will also change to reflect the Fund's intention to seek to wind up its affairs and liquidate its assets within 25 years after the merger, which may require the Fund to cease reinvesting in new portfolio securities at some time during the 25-year term and distribute to its members all available cash from sales of portfolio securities.

     The Fund's board of directors concluded that the benefits of the transaction to the Fund and its shareholders outweighed the risks associated with the foregoing factors.

     The above discussion of the information and factors considered by the Fund's board of directors is not all-inclusive but is believed to include all material factors considered by them. In view of the variety of factors considered by the board, the board did not find it practicable to quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination. In addition, individual members of the board may have given different weights to different factors. Consequently, the board did not quantify the assumptions and results of its analysis in reaching its determination that the merger is fair to, and in the best interests of, the Fund and its shareholders.

     Following the merger, the Fund will cease to exist in corporate form and will continue its business operations (except as to the investment objective), in the form of a limited liability company. See "Proposal -Approval of the Merger--Business of the LLC."

COMPARISON OF YOUR RIGHTS AS A SHAREHOLDER AND AN LLC MEMBER.

GENERAL.

     After the merger is completed, the Fund will be a limited liability company
and you will be admitted to the Fund as a member.   Your rights as a member of
the LLC will differ in some respects from the rights you hold as a shareholder of the Fund as a corporation. The following summary sets forth some of these differences, but does not purport to be a complete statement of all the differences between your rights as a shareholder and as a member.

     As a shareholder, your rights are governed by the Pennsylvania Business Corporation Law and the fund's organizational documents, namely its articles of incorporation and bylaws. The Pennsylvania Business Corporation Law contains a large number of provisions which concern the rights of shareholders. Some of these rights include:

        . Dissenters' rights;

        . Right to receive notice of annual and special meetings of the shareholders;

        . Exercise of voting rights, in person or by proxy;

        . Requirement of presence of quorum at shareholders' meetings to transact corporate business; and

        . Right to adopt, amend and repeal bylaws.

     As a member of the LLC, your rights will be governed by the Pennsylvania Limited Liability Company Law and the LLC's own organizational documents, namely a certificate of organization and an operating agreement between all of the members of the LLC. You should be aware that the Pennsylvania Limited Liability Company Law does not provide "default" members' rights to the same extent as the Pennsylvania Business Corporation Law. Instead, most members' rights are to be defined in the limited liability company's operative document, the operating agreement.

     In addition, you should be aware that the case law interpreting the Pennsylvania Business Corporation Law is more substantial and better developed than the case law interpreting the Pennsylvania Limited Liability Company Law. Legal decisions concerning limited liability companies also will be based, at least in part, on the provisions of a particular company's operating agreement. As a result of these factors, there may be less certainty in the outcome of matters concerning a corporation as opposed to a limited liability company.

AMENDMENTS TO ORGANIZATIONAL DOCUMENTS; FUNDAMENTAL TRANSACTIONS.

     In general, the LLC's operating agreement was drafted to mirror the terms, conditions and procedures in the Fund's articles of incorporation and bylaws, and to provide members with rights similar to those of our shareholders. However, as a result of decisions made by our board of directors and the impact of applicable law, these rights are not identical.

     As to voting and most other rights to be granted to the members of the LLC, these rights will be substantially similar to the rights you currently hold as a shareholder of the corporation. For example, an affirmative vote by the holders of a majority of the LLC units will be required to authorize the following corporate actions:

        . A change in the nature of the Fund's business which causes it to cease being a business development company;

        . The Fund's withdrawal of its election to be a business development company;

        . Any contract entered into by the Fund concerning provision of an investment adviser's services; and

        . Such other actions as may be required by the Investment Company Act of 1940.

     The Pennsylvania Business Corporation Law requires the affirmative vote of a majority of the votes actually cast, at a meeting of shareholders at which a quorum is present, in order to amend the articles of incorporation or engage in fundamental corporate transactions, such as mergers, sales of substantially all of the assets or dissolutions of the Fund. The Pennsylvania Business Corporation Law does not require shareholder approval of certain non-material amendments to the articles of incorporation, such as changing the corporate name or increasing the number of authorized shares to effectuate a stock dividend, if the corporation has only one class of shares outstanding. Except as to matters expressly reserved by the Pennsylvania Business Corporation Law for the vote of the shareholders, any provision of the Fund's bylaws may be amended by the affirmative vote of a majority of the votes cast by the board of directors at any annual or special meeting convened for that purpose, subject to the vote of a majority of the votes cast by the shareholders.

     Unless otherwise provided in an operating agreement, the members of a limited liability company also are entitled to vote on a plan of merger. All of the members must receive written notice of the meeting at which the vote will be taken, regardless of whether or not all members are entitled to vote. The plan of merger will be adopted if it is approved by a majority of the votes cast by all members who are entitled to vote on the merger, but it may not be deemed to have been adopted if the company is managed by at least one manager, unless the plan of merger has also been approved by the managers. A majority vote of the members is also required to amend the certificate of organization or any written provision of the operating agreement. In addition, members of a limited liability company may agree to dissolve a limited liability company by a
majority vote.    The LLC also will be dissolved upon any of the following
events:

        . 25 years have passed since the date of the LLC's formation, unless the members holding a majority of the LLC units elect to continue the LLC's business.

        . A judicial decree is entered to dissolve the LLC.

        . Members who represent 50% or more of the total number of units are forced to terminate their membership in the LLC due to death, retirement, resignation, dissolution, expulsion or bankruptcy, unless the members holding a majority of the LLC units elect to continue the LLC's business.

SHAREHOLDER AND MEMBER ACTION BY CONSENT.

     Both the bylaws and the operating agreement provide that the shareholders or members of the fund may act by consent in lieu of a meeting.

DIVIDENDS AND DISTRIBUTIONS.

     Under Pennsylvania law, a corporation has the power, subject to restrictions in its bylaws, to pay dividends or make other distributions to its shareholders, unless the effect of the dividend of distributions would prevent the corporation from being able to pay its debts as they come due in the ordinary course of business, or the corporation's assets would be less than the sum of its total liabilities plus the amount that would be needed upon the dissolution of the corporation to satisfy the preferential rights, if any. The Fund's bylaws allow dividends or distributions in the nature of a dividend payment to be paid only from the Fund's accumulated undistributed net income, determined in accordance with good accounting practice and not including profits or losses realized upon the sale of securities or other properties, or the Fund's net income as determined for the current or preceding fiscal year.

     In its limited liability company form, the Fund intends to make annual distributions to its members. Distributions are to be made from Fund's net taxable income or loss for a particular fiscal year as determined for federal income tax purposes in accordance with the accounting method and rules used by the fund, and with Section 703 of the Internal Revenue Code. The distributions will be made pro rata among the members according to the number of units they hold. The operating agreement contemplates that on or before April 15th of each calendar year, the Fund may distribute to each of its members an amount approximately equal to the amount of the member's federal income tax liability for income he or she has received from the Fund, based on the highest federal and Pennsylvania marginal tax rates applicable to each type of income generated by the Fund in that fiscal year. However, a distribution will not be made if making that distribution would cause the Fund's liabilities to exceed the fair value of its assets, or if the board determines in good faith that insufficient cash is available to make the distribution.

     Under the Pennsylvania Limited Liability Company law, members do not have a right to distributions in any form except cash. You also will not be permitted to accept a distribution in kind that exceeds your pro rata share of distributions from the fund. Neither the Fund's articles of incorporation bylaws nor the Pennsylvania Business Corporation Law imposes such a restriction on in-kind distributions with regard to corporations.

DISSENTERS' RIGHTS.

     The rights of shareholders to demand payment in cash by a corporation of the fair value of their shares in the event of certain fundamental corporate transactions, such as a merger, share exchange, asset transfer or division are called dissenters' rights.

     The Pennsylvania Limited Liability Company Law does not provide dissenters' rights to members of limited liability companies; nor does the LLC's operating agreement grant those rights to the members.

SHAREHOLDERS' AND MEMBERS' MEETINGS.

     The Pennsylvania Business Corporation Law provides that each shareholder is entitled to one vote per share that he holds. A shareholder also may authorize another person to act for him by proxy at any meeting. In general, unless coupled with an interest, a shareholder may revoke his proxy at will. The record date for determining the shareholders entitled to vote is at the close of business on the day next preceding the day on which notice of a shareholders' meeting is given, or if notice of the meeting is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

     All shareholders of record are entitled to receive written notice of every shareholders' meeting. The board of directors may fix the time, date and place for annual meetings and special meetings of the shareholders. Any shareholder holding at least 20% of the issued and outstanding common stock may also call a special meeting. If a fundamental change, such as a merger or amendment of the articles of incorporation, is to be voted on at the meeting, the shareholders of record must receive notice of that meeting at least ten days prior to the day named for a meeting. For any other meeting, the shareholders must receive notice of the meeting at least five days prior to the day named for the meeting.

     According to the Fund's bylaws, the record date is to be fixed by the board of directors. It may not be more than 90 days prior to the date of the action or purpose for which the board is setting the record date.

     A quorum of shareholders is required to consider and act on any matter presented at a shareholders' meeting. The presence of the shareholders entitled to cast a majority of the votes that all shareholders are entitled to cast on a particular matter will satisfy the quorum requirement.

     The shareholders of the Fund are entitled to elect the board of directors of the Fund at an annual meeting. The shareholders also may remove a director, unless the number of votes against his removal would be sufficient to elect a director to the board. If an annual meeting is not called and held within six months after the time designated in the bylaws for the annual meeting, any shareholder may call the meeting.

     The LLC's operating agreement also provides that members are entitled to one vote per unit, and that members will meet at least annually. The board of managers is responsible for setting the time, date and place of the annual meeting and any special meetings. Any member holder at least 20% of the units also may call a special meeting. Members are entitled to receive oral or written notice of all meetings. Notices are to be delivered between 10 and 60 days before the date of the meeting. If a plan of merger is to be voted upon at a meeting, all members must receive written notice of that meeting, regardless of whether or not all members have the right to vote. Members may waive the requirement notice in writing, and may vote by proxy. All proxies are deemed invalid 11 months after the date on which they were executed, unless the proxy specifically provides otherwise.

     The operating agreement specifies that a record date is to be used to determine the members entitled to notice of meetings and to vote.

     As with a corporation, a quorum of members is required to take action at a members' meeting. The presence of at least a majority of the outstanding units at a meeting will satisfy the quorum requirement. If a quorum is present, the vote of the members who hold a majority of the units present at the meeting will constitute the act of the members at that meeting, unless the members are voting to withdraw the fund's election to be a business development company, or to cease operating as a business development company, or to change the fund's investment objective. These types of actions require the approval of the holders of a majority of all of the issued and outstanding units.

DERIVATIVE SUITS.

          Under the Pennsylvania Business Corporation Law, a shareholder may maintain a derivative suit, even if the shareholder was not a shareholder at the time of the alleged wrongdoing. If there is a strong prima facie case in favor of the claim asserted, and if the court determines in its discretion that serious injustice would result without such suit.

          Under the Pennsylvania Limited Liability Company Law, a member may maintain a derivative suit if he or she is duly authorized to sue by the vote of the members who are entitled to vote and who do not have an interest in the outcome of the suit that is adverse to the interest of the company. In addition, any manager may maintain a derivative suit, if the certificate of organization vests management of the company in one or more managers, and the manager bringing suit is authorized to do so by the vote of the managers who do not have an interest in the outcome of the suit that is adverse to the interest of the company.

FIDUCIARY DUTY OF DIRECTORS AND MANAGERS.

          Pennsylvania law provides that the board of directors has ultimate responsibility for managing the business and affairs of the corporation. In discharging this function, directors owe fiduciary duties of care and loyalty to the corporation for which they serve as directors. A director of a corporation stands in a fiduciary relationship to the corporation and must perform his or her duties as a director, in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing these duties, the director is entitled to rely, in good faith, on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared by any of the following:

        . One or more officers or employees whom the director reasonably believes to be reliable and competent in the matters presented;

        . Legal counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional competence of such persons; and

        . A committee of the board upon which he or she does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

     The operating agreement provides that the LLC's managers and officers are bound by fiduciary duty to the LLC to the same extent as directors and officers under the Pennsylvania Business Corporations Law. However, managers are not required to manage the LLC exclusively. The operating agreement allows the managers to have other business interests and activities in addition to those relating to the LLC, unless otherwise provided in an employment agreement between the LLC and the manager.

LIMITATION OF DIRECTOR LIABILITY.

     Under the bylaws of the Fund, directors are not personally liable for monetary damages for any action taken or failure to take an action, unless the director has breached or failed to perform his or her duties as a director, and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. This limitation does not apply to the responsibility or liability of a director pursuant to any criminal statute or the liability of a director for the payment of taxes.

     The operating agreement limits the liability of the LLC's members to the fullest extent provided under Pennsylvania law. It states that no member will be liable under any judgment decree or order of a court or in any other manner for any debt, obligation or liability of the LLC, including any liability arising out of breach of contract of tort. Members are not to be liable to each other or to the LLC for any loss or damage sustained by the LLC or any member, unless the loss or damage results from fraud, deceit, gross negligence, willful misconduct, breach of the operating agreement, or a wrongful taking by a member. In addition, the operating agreement provides that no member guarantees the return of any other member's capital contribution, profit from the LLC's operations, or any distribution from the LLC.

INDEMNIFICATION OF OFFICERS, DIRECTORS AND MANAGERS.

     Pennsylvania law permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement incurred by them in connection with any pending, threatened or completed action or proceeding, and permits indemnification against expenses incurred in connection with any pending, threatened or completed derivative action, if the director or officer has acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Court approval is required for any payment made with respect to a derivative action. Furthermore, the Pennsylvania Business Corporation Law provides that expenses incurred in defending any action or proceeding may be paid by the corporation in advance of the final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay the same amount if it ultimately is determined that the director or officer is not entitled to be indemnified by the corporation.

     The statutory provisions for indemnification and advancement of expenses are non-exclusive with regard to any other rights, such as rights under contract, a bylaw or by vote of shareholders or disinterested directors, to which a person seeking indemnification or advancement of expenses may be entitled. The bylaws of the Fund require indemnification of directors and officers to the fullest extent permitted by law. The Pennsylvania Business Corporation Law prohibits indemnification where a court determines that the conduct at issue constitutes willful misconduct or recklessness. In addition, Pennsylvania law permits a corporation to purchase and maintain insurance against any liability asserted against a director or officer, which was incurred in such capacity. This insurance would cover all such liabilities of the directors and officers, whether or not the corporation would have the power to indemnify the director or officer in those cases. The directors and officers are currently covered as insureds under directors and officers liability insurance maintained by the Fund, which would not be affected by the merger.

     The operating agreement provides that the LLC will indemnify its managers and officers against liabilities they may incur when serving in those capacities, whether civil or criminal. Indemnification may extend to any act or failure to act, whether or not any other law would allow it, including liability arising out of actions brought on behalf of the company. A manager or officer is entitled to indemnification from the LLC if he has acted in good faith and in conformity with the operating agreement. In the case of a criminal action, a manager or member is entitled to indemnification if he had no reasonable cause to believe his conduct was unlawful. The right to indemnification continues even after the manager, member or other person has stopped serving in the capacity for which he or she was originally entitled to indemnification. The right to indemnification also inures to the benefit of the heirs, executors and administrators of the manager, member or other indemnified person. However, indemnification is not permitted if the action giving rise to the claim for indemnification was reckless or constituted willful misconduct.

     The LLC also may pay in advance of the final disposition of an action or proceeding the expenses incurred by a manager or officer for his, as long as that person undertakes to repay the company in full if it is ultimately determined that he is not entitled to indemnification. The operating agreement further provides that indemnification may be paid only out of the LLC's assets. If the LLC's assets are insufficient to satisfy an indemnification obligation, a manager or officer seeking indemnification may not pursue any member for contribution.

     The managers and officers of the LLC would be entitled to the benefits of the indemnification provisions of the LLC operating agreement. Although the managers and officers would be deemed to have a financial interest in these arrangements, the Pennsylvania Limited Liability Company Law does not prohibit transactions in which a manager or other member may have an interest. The Pennsylvania Limited Liability Company Law states that a member or manager "may engage in transactions with a limited liability company to the same extent as a
person who is not a member or manager of the company."   However, the operating
agreement of the LLC contains a provision regarding conflicting interest transactions. It defines a "conflicting interest transaction" as

        . A loan or other assistance by the fund to a member or an affiliate of the member;

        . A guaranty by the fund of an obligation of member or an affiliate of the member; or

        . A contract or transaction between the fund and a member or an affiliate of the member.

The operating agreement states that conflicting interest transactions are not void or voidable if

        . The material facts regarding the member's interest in the conflicting interest transaction are disclosed or known to the board of managers, and the board in good faith approves or ratifies the conflicting interest transaction by a vote of the managers who do not have an interest in the transaction; or

        . The conflicting interest transaction is fair to the Fund at the time that it is undertaken or becomes binding on the fund.

     This is similar to Pennsylvania's corporations law, which deems a corporate transaction in which a director has an interest to be an "interested transaction." The Pennsylvania Business Corporation Law states that an interested transaction will not be void or voidable if the material facts as to the interest of the directors in the transaction is disclosed, or is know to the shareholders who are entitled to vote on the transaction, and the transaction is specifically approved in good faith by the shareholders.

     The text of Section 6.5 of the LLC operating agreement providing for indemnification of managers and officers is set forth in Appendix D. A vote in favor of the merger will also be deemed to be a vote in favor of Section 6.5 of the operating agreement. The indemnification provisions of the LLC operating agreement have not been adopted in response to any recent, pending or threatened litigation.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, managers or members, the fund is aware that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is therefore, unenforceable. Under certain circumstances, the Fund might be required to submit to a court the question of whether indemnification is permissible before it could indemnify directors or officers for such liabilities.

STATUTORY ANTI-TAKEOVER PROVISIONS.

     The Pennsylvania Business Corporation Law contains anti-takeover provisions, which apply to the fund. The anti-takeover provisions include Sections 1715 and 2538 and Subchapters 25E, 25F, 25G and 25H of the Business Corporation Law. Section 1715, in addition to providing that the directors are not obligated to consider the interests of a corporation's shareholders as a dominant factor in discharging their fiduciary duties, expressly states that their fiduciary duty does not require them to redeem any rights under or render inapplicable any shareholder rights plan or certain of the anti-takeover provisions of the Pennsylvania Business Corporation Law. Section 2538 requires that fundamental corporate transactions, such as mergers and share exchanges, be approved by a majority vote of the interested shareholders. Subchapter 25E, with certain exceptions, entitles the shareholders to be paid the fair value of their shares by anyone who acquires 20% or more of the outstanding voting power of the corporation. Subchapter 25F imposes certain financial requirements and restrictions on business combinations with interested shareholders.

Subchapter 25G, relating to so-called control share acquisitions, with certain exceptions limits the voting rights of persons who have acquired 20% or more of the outstanding voting power of the corporation. Subchapter 25H requires disgorgement of certain profits made by "controlling shareholders" following their attempts to gain control of the corporation.

     Neither the Pennsylvania Limited Liability Company Law nor the operating agreement contains any comparable provisions.

RESTRICTIONS ON TRANSFERABILITY OF LLC UNITS.

     Your membership units will not be freely tradable, as that term is defined in Section 7704 of the Internal Revenue Code, so that the LLC may maintain its federal income tax status as a partnership. If the LLC were to be treated as a "publicly traded partnership," as defined in the regulations promulgated pursuant to Section 7704 of the Internal Revenue Code, the LLC would be taxed as a corporation. In general, only 2% of the outstanding units of the LLC may be traded in any 12-month period, unless the transfer is made pursuant to a qualified matching service established by the LLC pursuant to the Internal Revenue Code, or as a block transfer. The LLC will not recognize any transfer that causes it to be treated as a publicly traded partnership.

     Under the Internal Revenue Code, a qualified matching service is a computerized or printed listing system that lists customers' bid and/or ask quotes to match members who want to sell their units with persons who want to buy those interests. These quotes are non-binding. The prospective buyers and sellers may simply be matched with each other, or the service may conduct a bid and ask process that allows the prospective buyers to bid on the units. The seller may not enter into a binding agreement to sell his or her units until at least 15 days after the offering information regarding the seller's securities was posted to the matching service. The closing for the sale may not occur until at least 45 days after the seller's offering information was posted to the matching service. The seller's offering information will be removed from the matching service within 120 days after it has been posted to the matching service. Once the information has been removed, that seller may not post new offering information to the matching service for another 60 days, unless the offering information was removed due to a sale of all or any number of the units offered. A total of 10% of the LLC's outstanding units may be transferred during the taxable year, if the transfers are made through the matching service. The LLC has established such a matching service.

     A block transfer, as defined in the regulations promulgated pursuant to
Section 7704 of the Code, is a transfer by a member in one or more transactions during a 30-day period of units which in the aggregate equal more than 2% of the LLC's outstanding units.

     In addition, the Pennsylvania Limited Liability Company Law provides that the interest of a member in a limited liability company is the personal estate of the member and may be transferred or assigned only as provided in the operating agreement. If you wish to transfer or assign your units, you must obtain the approval of the board of managers, and your transferee must sign the operating agreement and any other documents desired by the board, and perform such other acts that the board may reasonably deem necessary or desirable to

        . Admit the transferee as a member;

        . Confirm that the transferee has agreed to be bound by the terms and conditions of the Fund's certificate of organization and operating agreement;

        . Preserve the Fund's status as a limited liability company, considering the effect of the transfer of the units under the laws of each state in which the Fund is organized, qualified or does business;

        . Maintain the Fund's status as a partnership for federal and state tax purposes; and

        . Assure the Fund's compliance with any other state or federal law, including the securities laws.

     If the board does not approve your transfer, or your transferee does not comply with the directions of the board, your transferee will have no right to participate in the management of the business and affairs of the Fund or to become a member. Your transferee will be entitled only to receive distributions and the return of contributions to which you otherwise would have been entitled.

     The operating agreement provides a 25- year term for the LLC. Accordingly, the LLC will seek to wind up its affairs and liquidate its assets within 25 years after the merger. At some time during the 25-year term, the managers may elect to cease reinvesting in new portfolio securities and distribute to investors all available cash from sales of portfolio securities.

     Prior to the dissolution and winding up of the LLC, you will be able to dissociate from the LLC. The operating agreement provides for optional redemption of a dissociating member's interest, as long as the dissociation does not cause the LLC's dissolution. Your redemption price essentially is your pro rata share of the net asset value of the LLC.

     In contrast, as a shareholder, you are able to transfer your shares of common stock of the Fund without restriction.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO THE FUND'S SHAREHOLDERS.

     The following is a discussion of the material federal income tax consequences of the merger and the exchange of the Fund's common stock for LLC membership units. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their personal investment or tax circumstances, or to certain types of shareholders, such as financial institutions, corporations or tax-exempt organizations, who are subject to special treatment under the federal income tax laws, nor does it discuss any state, local or foreign tax considerations.

OVERVIEW.

     Generally the merger will result in the shareholders recognizing capital gains (or losses) on any excess of the value received in the merger over that shareholder's tax basis in the shares. Because of the decline in market value of the underlying investments of the Fund's common stock, most shareholders
would recognize a capital loss on the exchange.   If the Fund's common stock was
held by the shareholder for more than one year, the loss recognized would be a long-term loss. On the other hand, if the shares were held for less than one year, the loss would be a short-term capital loss.

     Each holder of LLC units will commence a new holding period for purposes of determining long-term or short-term capital gains on their units. The holding period will commence on the effective date of the merger.

     After the merger, the Fund will be taxable as a partnership for federal and state (Pennsylvania) income tax purposes. As a partnership, the Fund's tax attributes, namely taxable income and expenses and taxable gains and losses, will pass through to each holder of the LLC units. Based upon the current holdings and the projected acquisitions by the LLC, the board believes that the income that passes through to the unitholders will be deemed "portfolio" income, and will be taxed accordingly. Additionally, for certain unitholders who are exempt from federal income tax, some of the income from the LLC may be considered "unrelated business taxable income." In the future, it is possible that the pass through of income, subject to federal and state tax, to the unitholders could require recognition of tax liability in excess of future distributions. The Fund's managers will attempt to distribute sufficient cash to offset this tax liability, however, there is no assurance that sufficient cash reserves will be available.

TAX CONSEQUENCES TO THE FUND.

     The merger of the Fund and the LLC will not be a taxable event to either the Fund or the LLC. However, as a result of the merger, the Fund will be treated, for tax purposes, as having liquidated and distributed all of its property to its shareholders. Generally, federal tax law requires a liquidating corporation, as construed for tax purposes only, to recognize gain or loss on the distribution of property in a complete liquidation as if the property were sold to the recipient at its fair market value. Thus, the Fund will recognize gain or loss equal to the difference between the fair market value of its assets, less any related liabilities, and the adjusted tax basis of those assets. The board believes that the fair market value of the assets is less than the Fund's net tax basis in those assets, thereby producing a loss for tax purposes. However, the actual value must be based on the situation on the actual date of the merger, and this could vary from the preliminary indication of value.

CONSEQUENCES TO THE LLC.

  Because the contribution of assets by the Fund to the LLC is not a taxable event for the LLC, the LLC will assume the Fund's tax basis in each asset. Provided that the transfer restrictions imposed on the membership units satisfy certain requirements imposed by the Internal Revenue Code, the LLC will be treated like a partnership for federal tax purposes and will not pay federal income tax on its operations going forward.

   You should be aware that certain gains and losses generated inside the LLC might be subject to the At-Risk Rules and Passive Activity Rules contained in the Internal Revenue Code. These rules generally delay the ability of the taxpayer to deduct certain losses. You should consult with your tax advisers as to the effect such rules might have on the outcome of your individual tax return.

FEDERAL SECURITIES LAW CONSEQUENCES.

     All membership units issued in connection with the merger will be
transferable only in accordance with the operating agreement.   In addition,
persons who are deemed to be "affiliates" (as such term is defined under the Securities Act of 1933) of the corporation or the LLC prior to the merger may sell units received pursuant to this merger only in transactions permitted by the resale provisions of Rule 145 under the Securities Act of 1933 with respect to affiliates of the corporation, or Rule 144 under the Securities Act of 1933 with respect to persons who become affiliates of the LLC, or as otherwise
permitted under the Securities Act of 1933.   Persons who may be deemed to be
affiliates of the corporation or LLC generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal shareholders of such party.

     Affiliates may not sell their LLC units acquired in connection with the merger, except pursuant to an effective registration under the Securities Act covering such shares or in compliance with Rule 145 (or Rule 144 under the Securities Act in the case of persons who become affiliates of LLC) or another applicable exemption from the registration requirements of the Securities Act. In general, under Rule 145, for one year following the closing date an affiliate (together with certain related persons) would be entitled to sell LLC units acquired in connection with the merger only through unsolicited "broker transactions" or in transactions directly with a "market maker," as such terms are defined in Rule 144. Additionally, the number of shares to be sold by an affiliate (together with certain related persons and certain persons acting in concert) within any three-month period for purposes of Rule 145 may not exceed the greater of 1% of the outstanding LLC units or the average weekly trading volume of such stock during the four calendar weeks preceding such sale. Rule 145 would only remain available, however, to affiliates if LLC remained current with its filings under the Exchange Act. Beginning one year after the completion of the merger, an affiliate would be able to sell such LLC units without such manner of sale or volume limitations provided that the fund was current with its SEC filings and this affiliate is not then an affiliate of LLC. Two years after the completion of the merger, an affiliate would be able to sell its LLC units without any restrictions so long as this affiliate had not been an affiliate of the LLC for at least three months.

TREATMENT OF OPTIONS AND WARRANTS.

          By action of the Fund's shareholders and board of directors, the Fund adopted the Western Pennsylvania Adventure Capital Fund 1999 Stock Option Plan, effective October 11, 1999. Under the plan, options to acquire up to 500,000 shares of the Fund's common stock were reserved for issuance to non-employees and designated employees in order to more closely associate the interests of those persons with the shareholders of the Fund.

          Options to acquire an aggregate of 250,000 shares of the Fund's common stock were granted on October 11, 1999 in 50,000 share allotments to each of the Fund's five directors at a strike price of $1.45 per share. A second grant of options to acquire 250,000 shares of the Fund's common stock was made to each of the five directors on October 20, 2000, also at a strike price of $1.45 per share. Both sets of option grants were priced at the fair market value of the Fund's common stock on the date of the grant.

          Twenty-five percent of the options granted on October 11, 1999 were vested immediately upon grant. The remaining options vest at a rate of 25% per year on the anniversary of the grant date. Fifty percent of the options granted on October 20, 2000 were vested immediately upon grant. The remaining options vest at a rate of 25% per year on the anniversary of the grant date.

     There are no additional shares available for grant under the stock option plan.

     Pursuant to the merger, the LLC will continue to honor these options granted under the stock option plan.

     The Fund has no stock warrants outstanding.

REGULATORY APPROVALS.

          Upon approval by the shareholders of the Fund of the proposed merger and conversion, the articles of merger of the Fund will be filed with the Secretary of State of the Commonwealth of Pennsylvania (the "Secretary of State"). The proposed merger cannot become effective unless the aforementioned documents have been filed with and accepted by the Secretary of State prior to
the effective date of the merger, which is proposed to be [     ], 2002.

     The certificate of organization of the LLC was filed with the Secretary of State on December 5, 2001.

REPORTS, OPINIONS, APPRAISALS.

     The executive officers and Board of Directors of the Fund did not rely on any report, opinion or appraisal materially relating to the proposed merger and conversion that was prepared by an outside party in determining that the proposed merger and conversion is in the best interest of the Fund and its shareholders.

PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS BETWEEN THE FUND AND THE LLC.

     Beginning in July 2000, the executive officers and the board of directors of the Fund have had internal discussions about reorganizing the Fund to achieve an income tax savings on both the entity and shareholder level. This earlier proposal to reorganize the Fund was rejected by the executive officers and the board of directors of the Fund. However, the Fund continued seeking out ways to achieve the desired tax savings. On or about July 24, 2001, the Fund met with its advisers to discuss the impact that converting the Fund to a limited liability company would have with respect to shareholders and income taxes. The Fund continued to have internal discussion regarding the proposed conversion. By a letter dated September 24, 2001, the Fund asked its shareholders to return a non-binding response as to whether or not they would be in favor of converting the Fund to a limited liability company. Due to the favorable response of the shareholders, the executive officers and board of directors of the Fund decided to proceed with converting the Fund to a limited liability company.

     Upon receipt of the approval of the Fund shareholders to the merger, the executive officers will form the LLC expressly for the purpose of merging the Fund with and into the LLC. The effective date of the merger will be January 1, 2002. The LLC will continue the operations of the Fund under the Fund's present management. The board of directors of the Fund shall comprise the board of managers of the LLC and shall receive the same compensation they presently receive as directors of the Fund.

                           INFORMATION ABOUT THE LLC

GENERAL INFORMATION.

     Western Pennsylvania Adventure Capital Fund, LLC, a limited liability company, was organized under the laws of the Commonwealth of Pennsylvania on December 5, 2001. LLC is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, which has elected to be treated as a business development company under the Investment Company Act.

          As of December 20, 2001, the LLC has no operating history. It has not engaged in any business since its inception on December 5, 2001. It does not intend to engage in a business other than that of a business development company.

EXISTING AND PRO FORMA CAPITALIZATION OF THE LLC.

                                                                 Historical            Adjustments              Pro Forma
                                                               --------------      -------------------      -----------------

Members' equity                                                          $100              $3,913,364             $3,913,364
Members' distributions                                                      -                 (54,000)               (54,000)

NET ASSETS APPLICABLE TO UNITS OUTSTANDING                               $100              $3,859,364             $3,859,364
                                                             ================    ====================     ==================


INVESTMENT OBJECTIVE.

        If the proposed merger is approved, the LLC will conduct substantially the same type of business now conducted by the Fund. The LLC will be a closed-end, non-diversified investment management company, as defined by the Investment Company Act of 1940, and will be treated as a business development company under the Investment Company Act in accordance with an amendment to the election form previously filed by the Fund. Such amendment shall become effective upon completion of the merger. To continue the Fund's existing business operations, the LLC will invest primarily in the equity and/or debt securities of development stage companies located in Western Pennsylvania. However, the investment objective of LLC will differ from that of the Fund.

     As stated in the initial offering materials for the offering of the Fund's shares of common stock:

                 The objective of the Fund is long-term appreciation in the value of the Shares through appreciation in the value of its Portfolio Securities, including through the reinvestment of interest, dividends and distributions from Portfolio Companies and the proceeds from the sale of its Portfolio Securities. The Fund intends to reinvest rather than distribute to investors receipts from its portfolio for the foreseeable future. No assurance can be given that the Portfolio Companies will ever realize gains or generate cash upon the sale, financing or refinancing of assets or issue dividends or make other distributions, or that the Portfolio Securities will maintain market values equal to or in excess of the prices paid by the Fund.

        The Fund proposes to modify its investment objective upon completion of the merger as follows:

                If the proposed merger is approved, the Fund will be taxable as a partnership and not as a corporation. Accordingly, the Fund intends to distribute to its investors at least annually net proceeds from the sale of any of the securities in which it has invested and any cash distributions therefrom in an approximate amount equal to the estimated federal income tax liability of each investor, based on the highest federal and Pennsylvania marginal tax rates applicable to each type of income generated by the Fund in that fiscal year. However, the Fund may elect not to make such a distribution if the board of managers determines in good faith that insufficient cash is available. The Fund will seek to wind up its affairs and liquidate its assets within 25 years after the merger. As a result, the board of managers, in its discretion, may elect to make additional distributions to members at some time during this period rather than reinvest, if it feels such a distribution is warranted by market conditions, the amount of proceeds received upon the sales of any portfolio securities, or similar considerations. Thereafter, the Fund intends to terminate and to distribute to investors all available net proceeds from the sale of portfolio securities and any cash distributions therefrom after reservation of any Funds expected to be required in the operation or winding-up of its business in accordance with the terms of the operating agreement. The Fund intends to sell its remaining portfolio securities as market conditions may warrant with the objective of winding up its affairs and fully liquidating its assets within 25 years after the merger. No assurance can be given that the Fund will ever realize gains or generate sufficient cash upon the sale, financing or refinancing of assets to make distributions to investors, or that the portfolio securities will maintain market values equal to or in excess of the prices paid by the Fund.

INVESTMENT POLICIES.

     The LLC will observe the same practices and policies as the Fund with respect to selecting and making investments in portfolio companies.

     The Fund intends to make capital available to companies that management believes offer significant profit potential for long-term capital appreciation. The Fund intends to invest primarily in the equity and/or debt securities of development stage companies located in Western Pennsylvania. The Fund will seek to identify companies with annual sales of less than $1 million, which in the opinion of management, have the potential within five years to achieve annual sales of at least $5 million, or an internal rate of return on invested capital of in excess of 30%. However, the Fund may invest in portfolio companies which have higher initial sales or which do not meet these specified financial targets if management of the Fund otherwise believes that the investment offers the potential for long-term capital appreciation.

     The Fund does not have a policy of investing any specified percentage of its assets in debt or equity securities, and may invest 100% of its assets in either type of security.

     The Fund generally intends to invest from $50,000 to $250,000 per portfolio company, but is not prohibited from making larger or smaller investments if management of the Fund believes that it is in the interest of the Fund to do so. For instance, the Fund may make an initial investment within the above range and later find it necessary to make a "follow-on" investment if management determines that additional financing is required to enable a particular portfolio company to continue its operations or to complete an important contract or research and development project or the like. Accordingly, although it is a policy of the Fund to seek to diversify its investments, the Fund is not prohibited from investing more than 10% of its Funds available for investment in the portfolio securities of a single issuer. In certain circumstances, the Fund may invest in particular portfolio companies on an installment, phase-in or staged basis with subsequent installments conditioned upon the portfolio company achieving specified performance milestones.

     In pursuit of the Fund's objectives and policies, management of the Fund will endeavor, but will not be required, to make its investments in conjunction with a consortium of investment partners such as individual investors, other venture capital firms, private non-profit or for-profit companies or foundations, and federal, state or local public, quasi-public or publicly-supported economic development organizations, agencies or authorities which provide investment capital or low interest or other financing for economic development.

        The Fund has no policy with respect to concentrating in a particular industry or group of industries, nor with respect to investing in a company with any particular investing partner. The Fund intends to invest all or substantially all of its available assets, except assets invested in short-term obligations as described under "--Interim Investments," in companies which are headquartered or conduct significant operations in Western Pennsylvania. Furthermore, except for such short-term investments, the Fund intends initially to invest only in portfolio companies which constitute "eligible portfolio companies" within the meaning of such term under the Investment Company Act of 1940. Generally, eligible portfolio companies are companies the securities of which are not publicly traded. However, the Fund shall be permitted to make additional investments, including follow-on investments of up to 30% of its assets in the portfolio securities of companies which are not eligible portfolio companies, so long as they were eligible portfolio companies when the Fund originally invested in them. Such investments may be made through the exercise of warrants, the conversion of convertible debt securities, the purchase of debt or equity securities from the issuer or any holder of such securities or in any other manner permitted under the applicable provisions of the Investment Company Act and the investment policies of the Fund.

SELECTION OF INVESTMENTS.

     Candidates for investment will initially be identified by the Fund's managers or introduced by other sources. If a manager believes that an investment candidate satisfies the Fund's investment criteria, he will conduct such due diligence review as he deems appropriate under the circumstances in order to be able to make preliminary recommendations to the full board of managers. In the event that the board determines that the Fund should pursue an investment candidate, that manager will conduct further discussions with the investment candidate and potential investment partners to attempt to agree upon an investment structure or strategy.

INTERIM INVESTMENTS.

     Pending investment or reinvestment in portfolio securities or other use of net proceeds the Fund receives from any offering it conducts, such proceeds will be invested in cash equivalents, government securities or high quality debt securities maturing in one year or less from the date of investment, including certificates of deposit and deposits in interest-bearing savings accounts.

     The Fund pays a brokerage fee of $4.50 per transaction with regard to its interim investments. For the nine- month period ended September 30, 2001, the Fund incurred a de minimis amount ($27) of expense attributable to these brokerage fees.

CHANGE IN INVESTMENT OBJECTIVE OR INVESTMENT POLICIES.

     All of the Fund's policies and objectives are determined by the Fund's managing members without approval of the members, except as may be required by the Investment Company Act of 1940. However, the fund will not change its investment objective or policies or withdraw its election as a business development company under the Investment Company Act without approval from the holders of at least a majority of the units then outstanding.

--------------------------------------------------------------------------------
WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, LLC
UNAUDITED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AS OF SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                           Historical    Adjustments          Pro Forma
                                                           ----------    ------------         ----------
CURRENT ASSETS
Cash and cash equivalents                                  $  384,417     $   (1,500)(d)
                                                                             (54,000)(c)
                                                                              16,000 (b)       $  344,917
   Short term investments, net                                661,025              -              661,025
   Receivables                                                  7,356              -                7,356
   Investment in portfolio companies                        2,860,677              -            2,860,677
   Prepaid taxes                                               57,000        (57,000)(f)                -
   Organization costs                                           3,800              -                3,800
                                                           ----------     ----------           ----------

       TOTAL ASSETS                                        $3,974,275     $  (96,500)          $3,877,775
                                                           ==========     ==========           ==========
CURRENT LIABILITIES
   Accounts payable                                        $        -     $        -           $        -
   Accrued liabilities                                          6,500          7,156 (g)
                                                                               4,755 (b)           18,411
   Accrued income taxes                                        40,156        (40,156)(g)                -
                                                           ----------     ----------           ----------
       TOTAL CURRENT LIABILITIES                               46,656        (28,245)              18,411
Deferred income taxes                                               -        292,447 (f)
                                                                            (292,447)(a)                -
                                                                          ----------           ----------

       TOTAL LIABILITIES                                       46,656        (28,245)              18,411
                                                           ----------     ----------           ----------
NET ASSETS
   Common stock, par value $.01 per share,
    authorized 10,000,000 shares, issued and
    outstanding 4,202,120 shares                               44,749        (44,749)(e)                -
   Additional paid in capital                               5,146,276     (5,146,276)(e)                -
   Syndication costs                                         (149,220)       149,220 (e)                -
   Retained earnings (deficit)                               (987,621)     1,001,876 (e)
                                                                             (64,955)(h)
                                                                              50,700 (a)                -
   Treasury stock - 250,000 shares at cost                   (126,565)       126,565 (e)                -
   Members equity                                                   -      3,913,364 (e)        3,913,364
   Members distributions                                            -        (54,000)(c)          (54,000)
                                                           ----------     ----------           ----------
       NET ASSETS APPLICABLE TO SHARES OUTSTANDING         $3,927,619     $  (68,255)          $3,859,364
                                                           ==========     ==========           ==========

NOTES:
(a) Represents the elimination of deferred income taxes for the year ended December 31, 2000 and for years prior. The LLC is a pass through entity; therefore taxes will be the responsibility of the LLC's individual members.
(b) Represents the elimination of the current income tax provision, reversal of cash paid for estimated income taxes, and reclassification of capital stock tax expense from income tax expense to general and administration for the year ended December 31, 2000. The LLC is a pass through entity; therefore taxes will be the responsibility of the LLC's individual members.
(c) Represents a distribution of approximately 20% of the realized gains on sales of portfolio companies for the year ended December 31, 2000, and the nine months ended September 30, 2001. The distribution is assumed to be paid on March 31, 2001. After assessing cash needs, the LLC plans to distribute a percentage of the realized gains that is equal to the highest federal income tax on capital gains, which depends on whether the gain is long term or short term.
(d) Represents a decrease of interest income due to the net reduction of cash which is a result of the distribution paid to members on March 31, 2001 and the reversal of cash paid for estimated income taxes.
(e) Represents the reclassification of net equity accounts after pro forma adjustments to reflect the reorganization from a corporation to a limited liability company.

(f) Represents the elimination of deferred incomes taxes for the nine months ended September 30, 2001. The LLC is a pass through entity, therefore taxes will be the responsibility of the LLC's individual members.
(g) Represents the elimination of the current income tax provision and reclassification of capital stock tax expense for the nine months ended September 30, 2001. The LLC is a pass through entity; therefore taxes will be the responsibility of the LLC's individual members.
(h) Represents the effect of the pro forma adjustments on the statements of operations.

--------------------------------------------------------------------------------
WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, LLC
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


                                        Year ended December 31, 2000                    Nine months ended September 30, 2001
                               -------------------------------------------          --------------------------------------------
                               Historical       Adjustments      Pro Forma          Historical    Adjustments          Pro Forma
                               ----------       -----------      ---------          ----------    -----------          ---------
REVENUES

Interest                        $167,107        $       -         $167,107         $    52,714      $  (1,500)(c)    $    51,214
Management fees                   25,000                            25,000               6,250                             6,250
Realized gains                    82,127                            82,127             189,195                           189,195
                                --------        ---------         --------         -----------      ---------        -----------
TOTAL REVENUES                   274,234                -          274,234             248,159         (1,500)           246,659
                                --------        ---------         --------         -----------      ---------        -----------

EXPENSES

General and administration        18,000                -           18,000              13,500              -             13,500
Other operating expenses         202,375            3,975(b)       206,350             106,227          7,500(c)         113,727
                                --------        ---------         --------         -----------      ---------        -----------
TOTAL EXPENSES                   220,375            3,975          224,350             119,727          7,500            127,227
                                --------        ---------         --------         -----------      ---------        -----------

Unrealized appreciation
(depreciation) -
portfolio companies              538,394                -          538,394          (1,880,195)             -         (1,880,195)

PROFIT BEFORE INCOME TAX         592,253                -          538,394          (1,751,763)             -         (1,760,763)


Income tax expense               256,967          (15,220)(b)            -            (308,947)       (40,500)(e)              -

                                                 (241,747)(a)            -                            349,447(d)
                                --------        ---------         --------         -----------      ---------        -----------

NET INCOME                      $335,286        $ 252,992         $588,278         $(1,442,816)     $(317,947)       $(1,760,763)
                                ========        =========         ========         ===========      =========        ===========

NOTES:

   (a) Represents the elimination of defer red income taxes for the year ended) December 31, 2000 and for years pri or. The LLC is a pass through entity, therefore taxes will be the respons ibility of the LLC's individual members.
   (b) Represents the elimination of the current income tax provision, reversal of cash paid for estimated income taxes, and reclassification of capital stock tax expense from income tax expense to general and administration for the year ended December 31, 2000. The LLC is a pass through entity; therefore taxes will be the responsibility of the LLC's individual members.
   (c) Represents a decrease of interest income due to the net reduction of cash which is a result of the distribution paid to members on March 31, 2001 and the reversal of cash paid for estimated income taxes.
   (d) Represents the elimination of deferred incomes taxes for the nine months ended September 30, 2001. The LLC is a pass through entity; therefore taxes will be the responsibility of the LLC's individual members.
   (e) Represents the elimination of the current income tax provision and reclassification of capital stock tax expense for the nine months ended September 30, 2001. The LLC is a pass through entity; therefore taxes will be the responsibility of the LLC's individual members.

SHARE PRICE DATA.

   The LLC is newly formed and has no operations. The single outstanding LLC unit was issued to the Fund for a nominal price. If the merger is completed, one LLC unit will be issued in exchange for each outstanding share of common stock of the Fund. See "Information About the LLC - Market Price of and Distributions on the LLC units and Related Membership Matters" for a discussion of recent selling prices for the common stock of the Fund. There has not been an active trading market for the common stock. We expect there will be even less trading in the LLC units than in the Fund's common stock because the units will be subject to transfer restrictions to prevent the LLC from being treated as "publicly traded partnership," as defined in Section 7704 of the Internal
Revenue Code.   If the LLC is deemed to be a publicly traded partnership, the
LLC would likely become taxable as a corporation and not as a partnership for federal income tax purposes. In addition, closed-end funds such as the Fund, which do not redeem shares or units on a daily basis at net asset value as do open-end funds, typically trade at a discount to net asset value. These factors will create a greater risk of loss to holders of LLC units. No independent valuation of the Fund's portfolio assets has been done to substantiate the net asset value of the Fund.

INFORMATION ABOUT THE LLC'S PORTFOLIO COMPANIES.

   The LLC currently has no portfolio companies since it has no operating history. Upon its merger with the Fund, it will hold investments in portfolio
companies, which were formerly held by the Fund.   As of December 20, 2001, the
Fund had invested in a total of 24 portfolio companies.

MANAGEMENT.

BOARD OF MANAGERS AND OFFICERS.

   Following the merger, the business of the Fund will be managed by a five-person board of managers and three executive officers appointed by the managers. The board of managers is comprised of the same individuals who currently serve as the Fund's board of directors. Each of the Fund's current executive officers
will continue to serve in an equivalent position after the merger as well.   The
full board of managers serves as the portfolio companies valuation committee and meets as a part of each regularly scheduled board of managers' meetings. In addition, the full board of managers serves as the audit committee of the fund and meets with the external auditors at least once during the year. There are no standing committees of the board of managers. The board of managers is responsible for selection of the portfolio securities of the Fund.

   Under the Pennsylvania Limited Liability Law of 1994, each of the managers is a fiduciary of the Fund and must serve the Fund in good faith, in a manner that the manager reasonably believes to be in the best interests of the Fund, and with such care, including reasonably inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. A manager may rely in good faith on information, opinions, reports or statements, which are prepared or presented by

        . An officer or employee of the Fund whom the manager reasonably believes to be reliable and competent in the matters presented;

        . Legal counsel, public accountants or other persons as to matters which the manager reasonably believes to be within the professional or expert competence of that person; and

        . A members' advisory committee, as further described below, as to matters within its designated authority, which committee the manager reasonably believes to merit confidence.

     In November 2000, the board of directors of the Fund established four shareholders advisory committees: the Shareholder Advisory Committee on Compensation; the Shareholder Advisory Committee on Auditor Relations; the Shareholder Advisory Committee on Nominations; and the Shareholder Advisory Committee on Company Governance. These committees serve in an advisory capacity only. The LLC will continue these committees, as well as the current management structure and policies of the Fund.

CAPITAL STOCK, LONG-TERM DEBT AND OTHER SECURITIES.

     The certificate of organization of the LLC does not limit the number of authorized units of the LLC. As of the date of this proxy statement, a single unit is issued and outstanding. It is anticipated that upon completion of the merger, there will be 4,224,870 units issued and outstanding.

     Each unit is entitled to one vote on any matter to be voted on by the members. There are no cumulative rights with respect to election of managers. Upon liquidation, each unit is entitled to share equally in any assets remaining after payment of liabilities. The units are not subject to any preemptive rights, but may be redeemed by the fund upon a member's dissociation. All units will, when issued, be fully paid and nonassessable. The LLC may not issue any units having a priority as to dividends or distributions upon liquidation, except upon amendment of the LLC's certificate of organization, which will require the approval of the holders of a majority of the Units. The board of managers expects to declare distributions to the members on or before April 15th of each year to cover the tax liability of the LLC's members flowing from the LLC. The distributions will be made pro rata, based on the number of Units held. These distributions will be made only out of the LLC's accumulated undistributed net income, not including profits or losses realized upon the sale of portfolio securities or other properties, attributable to proceeds of sales of portfolio securities.

     The LLC has not issued any long-term debt. No securities of the LLC have any accumulated dividend in arrears as of December 20, 2001.

     For a discussion of the likely tax consequences of your investment, please refer to "Information About the Merger - Certain Federal Income Tax Consequences."

     The table below sets forth certain information regarding the outstanding securities of the LLC, as of December 20, 2001.

        (1)                        (2)                            (3)                               (4)
                                                                                            Amount Outstanding
                                                      Amount Held by LLC or for          Exclusive of Amount Shown
  Title of Class           Amount Authorized                 its Account                         Under (3)
-------------------------------------------------------------------------------------------------------------------

Membership Units              no limit                             0                                 1

DESCRIPTION OF PROPERTY.

          The LLC does not own any properties; nor will LLC own any properties following the merger, since the Fund does not own any properties.

LEGAL PROCEEDINGS.

          There are no legal proceedings to which the LLC is a party; nor will LLC be a party to any legal proceedings following the merger since the Fund is not a party to any legal proceedings.

MARKET PRICE OF AND DISTRIBUTIONS ON THE LLC UNITS AND RELATED MEMBERSHIP
MATTERS.

     Neither the LLC units nor the common stock of the corporation are traded on any national or regional securities exchange. The LLC has no intention of causing the LLC units to be qualified for listing on the NASDAQ National Market or Small Cap systems.

     The LLC is newly formed and has no operations. No LLC units have been or are currently tradable. The Fund is aware of the following trades in its common stock during the periods indicated below:

PERIOD                                            NUMBER OF SHARES                     PRICE PER SHARE
---------------------------                     ---------------------                -------------------

 1st Quarter 1999                                             0                                ---
 2nd Quarter 1999                                             0                                ---
 3rd Quarter 1999                                             0                                ---
 4th Quarter 1999                                             0                                ---

 1st Quarter 2000                                         8,000                              $1.45
 2nd Quarter 2000                                             0                                ---
 3rd Quarter 2000                                             0                                ---
 4th Quarter 2000                                         5,000                              $1.45

These price quotations were obtained from the parties to the above-listed transactions.

     In addition, closed-end funds such as the Fund, which do not redeem shares or units on a daily basis at net asset value, as do open-end funds, typically trade at a discount to net asset value, creating a greater risk of loss to
holders of the Fund's common stock.   No independent valuation of the Fund's
portfolio assets has been done to substantiate the net asset value of the Fund.

                             FINANCIAL INFORMATION

     Presented below is certain financial data of the Fund. The Fund was incorporated on May 23, 1996 and began active business operations in November 1997. Since the LLC is newly-formed and has no business operations or assets, we refer you to the independent auditor's report and the accompanying statement of assets and liabilities for financial information about the LLC.

SELECTED FINANCIAL DATA.


                                                          12 months ended December 31,                              May 23, 1996
                                 ----------------------------------------------------------------------          (date of inception)
                                                                                                                      through
                                  2000            1999                    1998                    1997              Dec. 31, 1996
                                  ----            ----                    ----                    ----              -------------
Revenues                    $  274,234      $   99,844              $   99,467              $   74,205                 $      0
Net income (loss)              335,286         100,378                   3,049                  16,588                     (106)
Net income (loss)
  per share                        .08             .04                     .00                     .01                      .00
Cash dividends                       0               0                       0                       0                        0
Total assets                 5,639,958       3,099,817               2,068,514               2,054,900                   15,418
Net assets
  applicable to
  shares outstanding         5,334,035       3,005,447               2,039,418               2,036,369                  (38,773)
Net asset (deficit)
  value per share                 1.27            1.06                     .92                     .92                    (0.16)
Syndication costs              149,220         135,604                  85,507                  85,507                   41,167


SELECTED QUARTERLY FINANCIAL DATA.

                                                                     Three months ended
                                -----------------------------------------------------------------------------------------
                                            Mar. 31                 June 30               Sept. 30               Dec. 31
                                             1999                    1999                   1999                   1999
                                         -----------              ---------             -----------             ---------
Revenues                                 $   19,828              $   19,742             $   21,571             $   38,703
Net in come (loss)                           (4,391)                    640                 (8,452)               112,581
Earnings (loss) per share                       .00                     .00                   (.01)                   .05
Cash dividends                                    0                       0                      0                      0
Total assets                              2,064,146               2,055,748              2,052,663              3,099,817
Net assets (deficit)
 applicable to shares outstanding         2,035,027               2,035,667              2,022,446              3,005,447
Net assets (deficit) value
 per share                                      .92                     .92                    .91                   1.06
Syndication assets                                0                       0                  4,769                 45,328

                                                                        Three months ended
                                    ---------------------------------------------------------------------------------------
                                             Mar. 31                June 30                Sept. 30                Dec. 31
                                              2000                    2000                   2000                   2001
                                           ----------              ----------             ----------             ----------

Revenues                                 $   47,830              $   82,571             $  131,158             $   12,675
Net in come (loss)                            6,524                  21,486                351,977                (44,701)
Earnings (loss) per share                       .00                     .01                    .08                   (.01)
Cash dividends                                    0                       0                      0                      0
Total assets                              5,154,918               5,049,616              5,632,474              5,639,958
Net assets (deficit)
 applicable to shares outstanding         5,076,285               4,966,695              5,315,411              5,334,055
Net assets (deficit) value
 per share                                     1.19                    1.19                   1.28                   1.27
Syndication assets                            3,730                   5,950                  3,261                    675

                                                                   Three months ended
                                          ------------------------------------------------------------------
                                                      Mar. 31                June 30                Sept. 30
                                                       2001                   2001                    2001
                                                   ----------            -----------              ----------

Revenues                                           $  221,510            $    16,205              $   10,444
Net in come (loss)                                    121,478             (1,425,379)               (138,915)
Earnings (loss) per share                                 .03                   (.34)                   (.03)
Cash dividends                                              0                      0                       0
Total assets                                        5,865,227              4,122,271               3,974,275
Net assets (deficit) applicable to
 shares outstanding                                 5,491,913              4,066,534               3,927,619
Net assets (deficit) value per share                     1.30                    .91                     .93
Syndication assets                                          0                      0                       0


            MANAGEMENT'S DISCUSSION AND ANALYSIS OF CERTAIN FACTORS

       Presented below is management's discussion and analysis of certain factors relevant to the Fund's performance and business operations. The LLC, being newly-formed, has not commenced operations. Upon completion of the merger, it will continue the business operations of the Fund.

OVERVIEW.

     The Fund was incorporated on May 23, 1996. The Fund began, in late 1996, soliciting subscriptions for the purchase of a minimum of 1,000,000 shares and a maximum of 5,000,000 shares of its common stock through an offering circular dated November 7, 1996 under Regulation E of the Securities Act of 1933. Under the terms of this first offering, shares were being offered at $1.00 per share, with a minimum purchase of 10,000 shares per investor, subject to the discretion of the Fund to accept subscriptions for fewer shares. The shares were being offered directly by the Fund. There were no brokers, placement agents or other persons who received commissions or placement fees from the sale of shares under this first offering.

     During 1997, the Fund sold 2,104,333 shares of its common stock under its first offering, closed the offering, and began the process of identifying and evaluating prospective portfolio companies. Most of 1997 was devoted to soliciting subscriptions under the first offering, start up activities, and organizational matters. The Fund made its initial investment in a portfolio company in November 1997. Through December 31, 1998, the Fund had invested in eight portfolio companies.

     During 1999, the Fund began soliciting subscriptions for the purchase of a maximum of 2,750,000 shares ($3,987,500) of its common stock under an offering circular dated September 10, 1999. Under the terms of this second offering, shares were being offered at $1.45 per share, with a minimum purchase of 10,000 shares per investor, subject to the discretion of the Fund to accept subscriptions for fewer shares. The shares were being offered directly by the Fund. There were no brokers, placement agents or other persons who received commissions or placement fees from the sale of shares under the second offering.

     The Fund concluded the sale of shares of its common stock under the second offering on January 31, 2000. During the course of the second offering, the Fund accepted subscriptions to purchase 2,057,787 shares ($2,983,792) of which 1,426,237 shares ($2,068,045) were received subsequent to December 31, 1999.

RESULTS OF OPERATIONS.

COMPARISON OF YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998.

     Revenues in 2000 amounted to $274,234 and consisted of interest earned on temporary investments of $140,968, interest earned on portfolio companies' convertible debt of $26,139, management fees of $25,000 and realized gains on sale of portfolio securities of $82,127. Revenues in 1999 amounted to $99,844 and consisted of interest earned on temporary investments of $39,808, interest earned on portfolio companies' convertible debt of $35,036 and management fees of $25,000. Revenues in 1998 amounted to $99,467, and consisted of interest earned on temporary investments of $80,514, interest earned on portfolio companies' convertible debt of $6,453 and management fees of $12,500. Interest earned on temporary investments increased significantly in 2000 as a result of the Fund's sale of approximately $3,000,000 of its common stock under its second offering, which closed January 31, 2000. Interest earned on temporary investments decreased in 1999 compared to 1998 due to a reduction in the amount of temporary investments. This reduction resulted from additional investments in portfolio securities, which accounts for the offsetting increase in interest earned on portfolio companies' convertible debt in 1999 compared to 1998. The decrease in interest earned on portfolio companies' convertible debt in 2000 compared to 1999 was the result of conversion of portions of these debts into equity securities of the portfolio companies. Management fees in 2000 and 1999 included a full year's fees compared with one-half year's fees in 1998. The management fees are received from the Urban Redevelopment Authority of Pittsburgh under a co-investment agreement signed June 30, 1998.

     General and Administrative expenses in 2000 and 1999 amounted to $18,000, and consisted of directors fees. General and Administrative expenses in 1998 were $14,700 and consisted of directors' fees. Other Operating Expenses in 2000 amounted to $202,375 compared with $88,919 in 1999 and $74,496 in 1998. Other Operating Expenses in 2000 included professional fees (legal and accounting) of $77,634, advisory board fees of $52,096, insurance premiums of $20,490, and other items of $52,155, primarily administrative and clerical support. Other Operating Expenses in 1999 included professional fees (legal and accounting) of $38,551, advisory board fees of $24,000 and other items of $26,368, primarily administrative and clerical support. Other Operating Expenses in 1998 consisted of professional fees of $31,572, investment advisory fees of $37,500 and other items of $5,424. The year to year increases in professional fees and other items resulted from the increased business activity of the Fund. The decrease in investment advisory fees in 1999 resulted from the Fund's advisor, The Enterprise Corporation of Pittsburgh, ceasing operations as of December 31, 1998. The increase in advisory board fees in 1999 resulted from the creation of an advisory board during the year, and the increase in 2000 reflects a full year's activity.

     Interest expense amounted to $48 in 1999, and $99 in 1998. Income taxes for 2000, 1999 and 1998 of $256,967, $56,230 and $7,123, respectively, represent federal and Pennsylvania income taxes due on the corporation's pretax income. The higher income taxes in 2000 and 1999 resulted from the substantially higher pretax income in those years.

     During 2000 and 1999, the Fund recognized unrealized appreciation of $538,394 and $163,731, respectively, on portfolio securities based upon subsequent financing rounds by several portfolio companies at significantly higher valuations than the related carrying values of those investments. No such unrealized appreciation was recognized in 1998.

COMPARISON OF THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000.

     Revenues for the three month and nine month periods ending September 30, 2001 amounted to $10,444 and $248,159, respectively. The $248,159 includes $189,195 realized gain from the sale of Medtrex Incorporated, one of the Fund's portfolio companies, which was recognized in the three-month period ended March 31, 2001. Revenues for the three and nine month periods ended September 30, 2000 amounted to $131,158 and $261,559, respectively, and interest income represented $42,781 and $160,682, respectively. Realized gains for the three and nine month periods ended September 30, 2000 amounted to $82,127. Interest income for the three and nine month periods ending September 30, 2001 was $16,694 and $52,714, respectively. The decline in interest income reflects both lower interest rates and a reduction in short term investments due to additional investments in portfolio companies.

     General and administrative expenses for the three and nine month periods ending September 30, 2001 amounted to $4,500 and $13,500, respectively, and consisted of directors' fees. These amounts are the same as the comparable periods of 2000. Other operating expenses for the three and nine month periods ended September 30, 2001 amounted to $58,693 and $106,227, respectively. Other operating expenses for the three and nine month periods ended September 30, 2000 amounted to $64,075 and $139,466, respectively. The decrease in other operating expenses in the three and nine month periods of 2001 compared with the same periods of 2000 was due to elimination of advisory board fees of $12,000 and $41,000, respectively.

     Income tax expense (benefit) for the three and nine month periods ending September 30, 2001 was ($8,332) and ($308,947), respectively, compared with $249,000 and $267,000 for the same periods of 2000. The (benefit) recognized in the three and nine month periods ending September 30, 2001 reflects the recognition of a portion of unrealized depreciation on investments in portfolio companies during the three and nine month periods ending September 30, 2001. A tax benefit has been recognized only to the extent of available net operating loss carrybacks and previously recorded unrealized appreciation on investments in portfolio companies since realization of additional tax benefits is not sufficiently assured as to warrant recognition in the financial statements.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES.

     The corporation, through sale of its common stock, raised $2,104,333 under the first offering and $2,983,792 under the second offering, and has raised $64,000 under the third offering. Most of this amount, except for normal operating expenses, is available for investment in portfolio securities. At December 31, 2000, $3,999,650 had been invested in twenty portfolio companies. The balance of the funds has been temporarily invested in short-term high quality commercial paper and government securities. These funds are available for future investments in portfolio companies.

INFLATION.

     The Fund does not believe that inflation will have any significant effect on its operations or financial position.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                      ACCOUNTING AND FINANCIAL DISCLOSURE

       The LLC will retain the Fund's current independent accountants, Goff Backa Alfera & Company, LLC as its independent accountants. Goff Backa Alfera & Company, LLC has served as the independent accountants to the Fund during the last two fiscal years, and the most recent interim period from January 1, 2001 to September 30, 2001.

Services Provided by Independent Accountant

Audit Services

     Goff Backa Alfera & Company, LLC billed the Company an aggregate of $15,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the year ended December 31, 2000 and for the review of the financial statements included in each of the Company's quarterly reports on Forms 10-Q during the year ended December 31, 2000.

     During the two most recent fiscal years and through the date hereof, the corporation has not had any disagreements with Goff Backa Alfera & Company, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goff Backa, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     Goff Backa's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Other Services.

     Goff Backa Alfera & Company, LLC billed the Company an aggregate of $6,000 in fees for other services rendered to the Company and its affiliates for the year ended December 31, 2000.

     Goff Backa Alfera & Company, LLC did not bill the Company for the year ended December 31, 2000 for professional services rendered in connection with financial systems design or implementation, the operation of the Company's information system or the management of its local area network.

                               VOTING PROCEDURES

       The favorable vote of the holders of at least a majority of the shares of Fund common stock represented at the meeting (either in person or by proxy) is required to approve or adopt the proposed merger and reorganization presented to the meeting. The votes will be counted by a duly-appointed judge of elections. Pursuant to Section 1759 of the Pennsylvania Business Corporation Law, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been met, but will not be deemed as either an affirmative or dissenting vote.

     If a quorum is not present at the special meeting, or a quorum is present, but we do not receive sufficient votes to approve the merger, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Approval of an adjournment requires an affirmative vote by a majority of the shares represented at the special meeting. If a quorum is present, the persons named as proxies will vote in favor of an adjournment with respect to proxies that are FOR the merger, and will vote against an adjournment with respect to proxies that are AGAINST the merger.

DISSENTERS' RIGHTS.

       Pursuant to Section 1930 and Subchapter D of the Pennsylvania Business Corporation Law, holders of the Fund's common stock at the close of business on
the record date of [December        , 2001] have the right to dissent to the
merger. If the merger is approved and consummated, the dissenting shareholders have the right to receive payment of the fair value of their shares of common stock in lieu of the LLC units they would otherwise receive pursuant to the merger.

     If you wish to exercise your dissenters' rights, you must follow the procedure outlined in Subchapter D of the Pennsylvania Business Corporation Law:

        . You must file with the Fund a written notice of your intention to demand payment of the fair value of your shares of common stock, before the shareholders vote on the adoption of the merger.

        . From the date on which you file your notice through the effective date
          of the proposed merger, which is expected to be [   ], 2002, you must
          not make any changes in the beneficial ownership of your shares.

        . You must not vote in favor of the proposed merger.

        . You must otherwise comply with the terms of Subchapter D of the Pennsylvania Business Corporation Law, a copy of which is attached as part of Appendix C. A copy of Section 1930, which grants dissenters' rights to shareholders in the event of a merger, is also included as part of Appendix C.

     If the merger is approved by the holders of at least a majority of the common stock, and the Fund has enough available capital to repurchase all of the shares held by shareholders who are exercising their dissenters' rights, the Fund will send a notice to the dissenting shareholders and any shareholders who refrained from voting in favor of the proposed action (collectively referred to as the "dissenting shareholders"). Shareholders who refrained from voting in favor of the merger also will have the opportunity to demand payment of the fair value of their shares of common stock. The notice will include the following information:

        . A form for you to fill out and send to the Fund to demand payment of the fair value of your shares (which will also ask you to certify the date on which you acquired the shares);

        . Where and when you should send your form;

        . Where and when you should return your stock certificate(s);

        . A copy of Subchapter D of the Pennsylvania Business Corporation Law, which outlines the dissenters' rights granted to shareholders by Pennsylvania law.

If you do not return the form and your stock certificate(s) in a timely manner as directed by the Fund's notice, you will lose your appraisal rights.

     The Fund's obligation to render payment to you for the fair value of your shares is triggered by the later to occur of the following events:

        . The proposed merger becomes effective, which is expected to occur on
          [    ], 2002, or

        . The Fund timely receives in your form for demanding payment.

Upon the later to occur of the events listed above, you will receive either a check for the fair value of your shares, or a notice from the Fund containing its estimate of the fair value of your securities. If the Fund does not intend to make any payment to the dissenting shareholders, then it will provide you
with written notice that no remittance will be made.   The payment or notice, as
the case may be, must be accompanied by the following:

        . The closing balance sheet and statement of income of the Fund for a fiscal year ending not more than 16 months before the date of payment or notice, together with the latest available interim financial statements;

        . A statement of the Fund's estimate of the fair value of the shares;

        . A notice that you have the right to demand payment or supplemental payment for the value of your shares; and

        . A copy of Subchapter D of the Pennsylvania Business Corporation Law, which outlines the appraisal rights granted to shareholders by Pennsylvania law.

     If you believe the Fund's estimate of the fair value of your shares is less than the fair value of your shares, or the amount that the fund paid you is less than the fair value of your shares, you may send the Fund your own estimate of the fair value of your shares. You must send this estimate to the Fund within 30 days after the date on which the Fund mailed you its payment for the fair value of your shares or its notice of the estimated fair value of the shares.

     In any event, you should receive payment for the fair value of your shares within 60 days after the latest of the following events:

        . The proposed merger becomes effective, which is expected to occur on
          [   ], 2002;

        . The Fund timely receives your form for demanding payment; or

        . The Fund timely receives your estimate of the fair value of your shares, if you disagree with the Fund's estimate.

     If your demand for payment remains unsettled after the 60-day period has passed, the Fund may apply to a Court of Common Pleas in the Commonwealth of Pennsylvania for a judicial valuation proceeding. The Fund has a 60-day period during which it may make this application. If it fails to do so, you may make the application on behalf of the Fund within 30 days after the expiration of the 60-day period afforded to the Fund. If you do not apply for a judicial valuation proceeding within this time period, you must accept the Fund's estimate of the fair value of your shares, but you may bring legal action to recover any amount that the Fund fails to pay you.

     The foregoing summary is not a complete statement of Subchapter D of the Pennsylvania Business Corporation Law, and is qualified in its entirety by reference to the attached Appendix C.

DETERMINATION OF NET ASSET VALUE.

     The Fund is required to report its financial condition on the basis of its net asset value rather than the combined or consolidated earnings per share of each of its portfolio companies. Net asset value will be calculated on the last business day of each calendar quarter and at such other times as determined by the Fund's board of directors or as required by law. Net asset value is calculated by dividing the value of the Fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of common stock outstanding.

     Due to the nature of the Fund's investments, market quotations are generally not expected to be readily available for its portfolio securities. In instances where quotations are not readily available, the value is determined in such manner as the board of directors may prescribe. In the absence of an active trading market, valuing the portfolio securities held by the Fund will be difficult. The Fund's board of directors is responsible for making a good faith determination of the fair value of the Fund's assets. Such determination must be approximate market value, which means the value that the board of directors reasonably believes could be received in the short term upon the sale of the portfolio securities held by the Fund. The board of directors of the Fund has established and regularly monitors procedures which are used to value the Fund's portfolio securities for which bid and ask quotations are not available. Equity securities and convertible debt securities held by the fund are valued at cost until material events have occurred that clearly indicate that a significant change in valuation is warranted. At that time, the revised valuation is recognized along with the appropriate income tax effect.

     All portfolio securities for which market quotations are readily available will be valued at the last price prior to the time of determination, or if no price is available at that time, at the closing price quoted for the portfolio securities, but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the quoted closing price. Portfolio securities that are traded over the counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determine in good faith by the Fund's board of directors. In making this determination, the board of directors will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies.

          All other portfolio securities and assets are taken at fair value as determined in good faith by the board of directors, although the actual calculation may be done by others. No independent valuation of the Fund's portfolio securities has been done to substantiate these valuations.

                   CHANGE IN INVESTMENT OBJECTIVE OF THE FUND

     As a result of its conversion to limited liability form, the investment objective of the Fund will change. Rather than reinvest all available interest, dividends, distributions and other proceeds of its portfolio securities, the Fund intends to make distributions at least annually to its members. This change in the Fund's investment objective is due to the fund's proposed change in tax status as a result of the merger.

     Following the merger, the Fund intends to be structured and operate so as to be taxed as a partnership. Therefore, the Fund will not be taxed at the entity level, and will pass on its tax liabilities to its members. Since the ability of the Fund to minimize the tax liabilities associated with its activities will be reduced, the Fund intends to make distributions, if available, at least annually to its members from the proceeds of sales of its portfolio securities and any cash distributions therefrom in an amount equal to the estimated federal income tax liability of each investor based on the highest federal and Pennsylvania marginal tax rates applicable to each type of income generated by the Fund in that fiscal year. However, the Fund may elect not to make such a distribution if the board determines in good faith that insufficient cash is available to make the distribution. The Fund's managers may also elect to cease reinvesting all available cash from the sales of its portfolio securities at some point during the 25-year term of the Fund, so that the Fund may avoid making distressed sales of its portfolio securities at lower prices upon its liquidation and dissolution at the end of the term. If the managers make this election, the Fund will distribute all available cash from the sales of its portfolio securities to its members.

     In contrast, the Fund's current investment objective is to achieve long-term appreciation in its shares of common stock. It seeks to achieve this through appreciation in the value of the securities it holds in eligible portfolio companies, including through the reinvestment of interest, dividends and distributions from portfolio companies and the proceeds from the sale of portfolio securities. The Fund's objective is to reinvest rather than distribute to shareholders the receipts from its portfolio. However, no independent valuation of the Fund's portfolio assets has been done to substantiate the actual amount of appreciation.

          Otherwise, the Fund's strategies in making and selecting investments are the same before and after the merger. See "Information About the LLC - Investment Policies," "--- Selection of

Investments" and "---Interim Investments." A vote in favor of the merger will be deemed to be a vote in favor of changing the Fund's investment objective as described in this proxy statement.

           INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

GENERAL DISCLOSURE.

     The Fund does not have an investment adviser and does not pay any investment advisory or management fees. Since January 1, 1999, the Fund's board of directors has been responsible for selecting its portfolio securities.

     The Fund is responsible for paying the following fees and expenses:

        . To each of its directors, monthly fees of $300, which fees aggregated
          $18,000 in 2000 and $16,500 in 2001 through November 30, 2001.

        . To a consulting firm controlled by a director of the fund, fees for providing accounting services, which fees were $14,000 in 2000 and $16,500 in 2001 through November 30, 2001.

        . Audit and legal fees, which were $64,634 in 2000 and $46,243 in 2001 through November 30, 2001.

        . Costs of due diligence and normal operating costs of the fund, which were $123,740 in 2000 and $82,387 in 2001 through November 30, 2001.

        . Costs of this solicitation and offering, estimated to be $60,000, which will be charged to expense as incurred.

     For the year ended December 31, 2000, the corporation paid its officers $18,000 in board fees. For the year ended December 31, 1999, the corporation paid its officers $18,000 in board fees. For the year ended December 31, 2000, the corporation paid $24,000 in advisory board fees. For the year ended December 31, 1999, the corporation paid $52,096 in advisory board fees. No member of the corporation's board of directors either served on the advisory board or received any advisory board fees.

     The Fund does not have a principal underwriter or Administrator.

                 SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS.

     This document (and documents to which we may refer you in this document) includes various forward-looking statements that may not be accurate because of the risks and uncertainties inherent in the business environment.
Our forward-looking statements include information about the future results of operations of the corporation and the LLC. Also, statements that use the words "anticipate," "believe," "could," "estimate," "expect," "forecast," "intend," "may," "plan," "possible," "project," "should," "will," or similar expressions are forward-looking statements. Many factors, some of which are discussed elsewhere in this document and in documents to which we have referred you, could affect the future financial results of the fund. These factors could cause actual results to differ materially from those expressed in the forward-looking statements contained in this document or related documents. These factors include adverse changes in economic conditions and in the companies in which the fund invests, and a significant delay in the completion of the merger.

                           GENERAL AND OTHER MATTERS

     Management knows of no matters, other than those referred to in this proxy statement, which will be presented to the meeting. However, if any other matters properly come before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

     The Company will bear the expense of preparing, printing and mailing this proxy statement, as well as the cost of any required solicitation. In addition to the solicitation of proxies by use of the mails, the Company may use regular employees, without additional compensation, to request, by telephone or otherwise, attendance or proxies previously solicited.


                                  By Order of the Board of Directors


                                  William F. Rooney
                                  Secretary

Pittsburgh, Pennsylvania
[         ], 2002

                WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, LLC

                         INDEX TO FINANCIAL STATEMENTS

                                                                    Page

Report of Independent Accountants                                    F-2

Financial Statements:

     Statement of Assets and Liabilities as of December 20, 2001     F-3

     Statement of Changes in Net Assets for the Period
       December 5, 2001 (date of organization) through
       December 20, 2001                                             F-4

     Statement of Cash Flows for the Period
       December 5, 2001 (date of organization) through
       December 20, 2001                                             F-5

Notes to Financial Statements                                        F-6

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Members
of the Western Pennsylvania Adventure Capital Fund, LLC

We have audited the accompanying statement of assets and liabilities of the Western Pennsylvania Adventure Capital Fund, LLC (a Pennsylvania limited liability company) as of December 20, 2001, and the related statement of changes in net assets, for the period December 5, 2001 (date of organization) through December 20, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Western Pennsylvania Adventure Capital Fund, LLC as of December 20, 2001, and the changes in its net assets and cash flows for the period December 5, 2001 (date of organization) through December 20, 2001, in conformity with U.S. generally accepted accounting principles.



s/Goff Backa Alfera & Company, LLC

December 20, 2001

                Western Pennsylvania Adventure Capital Fund, LLC
                      Statement of Assets and Liabilities
                                     As of


                                                               DECEMBER 20, 2001

Assets

Cash and Cash Equivalents                                                 $100
                                                                          ====

Net Assets

Members Equity                                                            $100
                                                                          ----

   Net Assets Applicable to Units Outstanding                             $100
                                                                          ====

   Net Assets Value Per Unit                                              $100
                                                                          ====




See Accountant's Report and accompanying notes to financial statements.

                Western Pennsylvania Adventure Capital Fund, LLC
                       Statement of Changes in Net Assets
                                 For the Period


                                                             December 5, 2001
                                                          (date of organization)
                                                                  THROUGH
                                                             DECEMBER 20, 2001

From Operations
   Net Income (Loss)                                                 $  0

From Share Transactions:
   Proceeds from Sale of Members Units                                100
                                                                     ----

Net Increase in Net Assets Derived
   From Members Transactions                                          100
                                                                     ----

Net Increase in Net Assets                                            100

Net Assets:
   Beginning of Period                                                  0
                                                                     ----

   End of Period                                                     $100
                                                                     ====




See Accountant's Report and accompanying notes to financial statements

                Western Pennsylvania Adventure Capital Fund, LLC
                            Statement of Cash Flows
                                 For the Period


                                                            December 5, 2001
                                                         (date of organization)
                                                                THROUGH
                                                           DECEMBER 20, 2001

Cash Flow from Operating Activities:

Income (Loss)                                                        $  0

Net Cash Provided By (Used in) Operating Activities                     0
                                                                     ----

Cash Flow from Financing Activities:
   Proceeds from Sale of Members Units                                100
                                                                     ----
Net Cash Provided by Financing Activities                             100
                                                                     ----

Net Increase in Cash and Cash Equivalents                             100

Cash and Cash Equivalents at Beginning of Period                        0
                                                                     ----

Cash and Cash Equivalents at End of Period                           $100
                                                                     ====
Income Taxes Paid (Refunded)                                            0



See Accountant's Report and accompanying notes to financial statements.

                WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, LLC
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 20, 2001


Note 1 - Summary of Significant Accounting Policies:
----------------------------------------------------

This summary of significant accounting policies of Western Pennsylvania Adventure Capital Fund, LLC (the "Fund") is presented to assist in understanding the Fund's financial statements. These accounting policies conform with U.S. generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

NATURE OF OPERATIONS

The Fund was organized on December 5, 2001 and its primary business activities have not commenced. The Fund has been formed to become a Business Development Company ("BDC") and to be subject to the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund invests primarily in the equity and/or debt securities of development stage companies located in western Pennsylvania. The Fund seeks to make its investments in conjunction with a consortium of investment partners such as individual investors, other venture capital firms, private non-profit or for-profit companies or foundations, and federal, state or local public, quasi-public or publicly-supported economic development organizations, agencies or authorities which provide investment capital or low interest or other financing for economic development.

The Fund's Board of Directors, which is elected by the members annually, has responsibility for management of the Fund, including authority to select portfolio securities for investment by the Fund. The Board is advised by the officers of the Fund. The Board screens potential portfolio companies, conducts due diligence reviews of investment candidates and manages the day-to-day operations of the Fund including, portfolio management, preparing reports to members and performing administrative services.

The Fund intends to merge with the Western Pennsylvania Adventure Capital Fund ("WPACF"), a C Corporation, and manage the WPACF's investments in its portfolio companies and its investments in short-term securities.

SYNDICATION COSTS

Legal, accounting and other costs of approximately $60,000 will be incurred in connection with this offering, These costs will be paid by the WPACF.

CASH AND CASH EQUIVALENTS

Cash and Cash Equivalents consist of cash in checking accounts.

SHORT TERM INVESTMENTS

The Fund's short term investments will consist of high quality commercial paper and U.S. Government securities. These investments generally are purchased at a discount from face value and are redeemed at maturity at face value. The difference represents interest income which will accrue over the period from date of acquisition to date of maturity. The Fund uses the effective yield to maturity method to recognize the accretion of interest income over the life of each individual short term investment. This method produces a rate of return which is constant over the period from acquisition to maturity. Using this method, the interest income recognized on each individual investment will increase over time as the carrying value of that investment increases. The Fund records these investments net of remaining unearned interest income.

In accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," the Fund expects to classify all short term investments as held-to-maturity ("HTM") as of December 20,2001.

INVESTMENTS IN PORTFOLIO COMPANIES

Investments will be stated at value. Investments for which market quotations are readily available will be valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments will be valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available will be valued at fair value in good faith using methods determined by or under the direction of the Fund's Board of Directors.

EARNINGS PER UNIT

The Fund has adopted SFAS No. 128, "Earnings Per Share". Its application is not expected to affect the calculations of basic and diluted earnings per unit.

Earnings per unit is computed using the weighted average number of units outstanding during the respective periods, adjusted for outstanding stock options. There are no other outstanding warrants, or other contingently issuable units.

INCOME TAXES

The Fund, as a LLC, will not be subject to Federal or state taxes on its income. Its income, under applicable provisions of the various taxing authorities, will be allocated on a pro rata basis, to members of the Fund for inclusion in their respective income tax returns. The Fund expects to make annual distributions to members from available cash, if any, equal to the highest federal income tax on related capital gains, which will depend on whether the gain is long term or short term.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes to those financial statements. Actual results could differ materially from these estimates.

                                                                     APPENDIX A
                              September 24, 2001


To the Shareholders of the
Western Pennsylvania Adventure Capital Fund
(the "Fund")

Dear Fund Shareholder:

     We are pleased to enclose a Proxy Statement and Proxy in connection with the Fund's annual meeting scheduled for October 22, 2001 at 4:00 p.m. at the offices of the Pittsburgh Technology Center. If you do not plan to attend the meeting, please exercise your shareholder's rights by completing the Proxy Card and return it in the enclosed envelope, evidencing your vote in connection with the matters being submitted to shareholders for vote at the meeting.

     In addition to the matters being submitted to the vote of shareholders at the annual meeting, the Board of Directors of the Fund (the "Board") will be discussing a proposal that has been considered by the Fund for some time to restructure the Fund as a limited liability company or limited partnership. The purpose of this letter is to set forth some of the key elements of the conversion process and to obtain a sense from you as to whether or not you would be in favor of this proposal. Please keep in mind that this is not a formal, binding proposal at this time, but merely an attempt by the Board to determine the general feeling of the Fund's shareholders as to whether or not the shareholders would support such a change.

     The proposed change in structure from a corporation to a limited liability company or limited partnership is intended to take advantage of the tax attributes that would be provided to the Fund and its shareholders by adopting a "pass through" entity for tax purposes. In the Board's view, the timing of this conversion is appropriate as the anticipated valuation of the Fund's investments is significantly lower due to market conditions. Accordingly, the Board believes that the conversion will probably be made without any tax on capital gains as no such gains are anticipated to be realized at this time. If the conversion had been done last year, when the portfolio assets would have had a higher valuation, or in the future when such assets may have a higher valuation, then the Fund could face tax at the corporate level and the shareholder level in an amount in excess of 65% on the gain.

     By virtue of the conversion to the limited liability company, the Fund's sales of portfolio assets at a gain would eliminate tax at the corporate level and the pass through tax at the shareholder level would generally be at the long-term capital gains rate, which is currently approximately 22%, at the combined federal and state level. This is a significant reduction of the tax that would be imposed under the current structure.

     Under this new scenario, the Fund would anticipate distributing cash, to the extent available, to shareholders sufficient to cover the annual tax liability flowing from the limited liability company. This is a substantial change from the business plan described in the Fund's original registration statement. To date, it has been the Fund's policy to invest any proceeds from the sale of its portfolio securities. This proposal would anticipate the utilization of available cash to make distributions sufficient to shareholders to cover potential tax liability. Please remember, however, that there can be no guarantee that sufficient cash will be available to make such distributions and, to the extent of any such cash shortfalls, the Fund may generate taxable income to shareholders for which there is no distributable cash. The Board believes it is likely sufficient cash will be available, since most income generated will come from a cash sale of a portfolio company. It is also worth calling to your attention that the Fund would provide you with a K-1 which will detail the ordinary income and/or gain from the Fund which shareholders must reflect on their individual income tax returns.

     In order to obtain the favorable tax treatment that the Fund is proposing, the Fund will also need to restrict the transferability of shares in the Fund. Although this may appear to have a dramatic effect on the nature of your investment, as a practical matter, there has not been a readily developed market for the shares and there have been very few transfers to date and, subject to the limitations needed to protect "pass through" taxation, transfers will still be permitted with some restrictions and the Fund intends to establish a "matching service" for shareholders wishing to buy/sell.

     Technically, there will be a two step process to accomplish the conversion: the Fund will be merged into the new limited liability company and shareholders will automatically exchange their Fund shares for units of the new limited liability company. Because the transaction is a merger, you as a shareholder in the Fund will be entitled to certain statutory rights as a dissenting shareholder should you choose to elect such rights in lieu of an exchange. Those rights will be set forth in more detail in the event that the Fund proceeds with this proposal and supplemental documentation will be provided to you at that time. However, the Board has determined that if there are a significant number of shareholders who wish to elect such dissenters' rights, there will not be available cash to repurchase those shares and that this conversion will not be able to be completed. In order to avoid the additional cost and inconvenience of structuring this transaction, the Board would also like to know whether or not you would expect to exercise these rights. (Any indication is, of course, nonbinding).

     PLEASE RESPOND AS TO HOW YOU FEEL WITH REGARD TO THIS PROPOSAL AND YOUR ANTICIPATED ACTION WITH REGARD TO THE TENDER OF YOUR SHARES BY COMPLETING THE ENCLOSED "STRAW" BALLOT EVIDENCING YOUR ANTICIPATED INTENT, OR E-MAILING DOUG SCHOFIELD FOR THE FUND AT: SCHOFDOUG3@ATT.NET.

     Thank you for your consideration and cooperation in this regard. We look forward to seeing you at the annual meeting.


                                  G. Richard Patton,
                                  on behalf of the Board of Directors of
                                  Western Pennsylvania Adventure Capital Fund

                  Western Pennsylvania Adventure Capital Fund
                        Opinion Regarding Tax Conversion



[_]  I am in favor of conversion to a "pass through" tax entity.

     Comments:



[_]  I am opposed to conversion to a "pass through" tax entity.

     Comments:



[_] If opposed to the conversion, would you expect to exercise dissenter's rights?



                                       ____________________________________
                                       Signed

                                       ____________________________________
                                       Printed Name

                                       ____________________________________
                                       Number of Shares

                                                                      APPENDIX B

                                PLAN OF MERGER

                                      OF

                  WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND
                         (a Pennsylvania corporation)

                                      AND

               WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, LLC
                  (a Pennsylvania limited liability company)


     This PLAN OF MERGER (the "Plan of Merger") entered into this _____ day of January, 2002 by and between Western Pennsylvania Adventure Capital Fund, a Pennsylvania corporation (hereinafter referred to as "Corporation") and Western Pennsylvania Adventure Capital Fund, LLC, a Pennsylvania limited liability company (hereinafter referred to as "Company") and approved by resolution adopted by the shareholders of the Corporation and the managing members of the Company.

                                  WITNESSETH:

     WHEREAS, the Corporation is a business corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania with its principal office therein located at Scott Towne Center, Suite A-113, 2101 Greentree Road, City of Pittsburgh, County of Allegheny, Pennsylvania 15220 and Company is a limited liability company duly organized and validly existing under the laws of the Commonwealth of Pennsylvania with its registered office therein located at Scott Towne Center, Suite A-113, 2101 Greentree Road, City of Pittsburgh, County of Allegheny, Pennsylvania 15220; and

     WHEREAS, the managing members of Company and the shareholders of the Corporation deem it advisable and in the best interests of its respective members and shareholders that Corporation merge with and into Company (the "Merger") upon the terms and subject to the conditions set forth herein, and such managing members and shareholders have approved the Merger; and

     WHEREAS, the total number of shares of stock which the Corporation has authority to issue is 5,000,000 shares of common stock, $.01 par value; and

     WHEREAS, the total number of membership units which the Company has authority to issue is 5,000,000 units; and

     WHEREAS, the Pennsylvania Business Corporation Law ("BCL") permits a Merger of a business corporation of the Commonwealth of Pennsylvania with and into a limited liability company of the Commonwealth of Pennsylvania; and

     NOW, THEREFORE, in consideration of the promises and of the mutual agreement of the parties hereto, being thereunto duly entered into by the shareholders of the Corporation and the managing members of the Company pursuant to Section 1924(a) of the BCL, the Agreement and Plan of Merger and the terms and condition thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement and Plan of Merger set forth.

1. Merger of Corporation into Company. Corporation and Company shall, pursuant to the provisions of the BCL, be merged with and into a single limited liability company, to-wit, Company, which shall be the surviving entity from and after the Effective Time of the Merger, and which is sometimes hereinafter referred to as the "Surviving Company", and which shall continue to exist as said Surviving Company under its present name pursuant to the provisions of the BCL. The separate existence of the Corporation, which is sometimes hereinafter referred to as the "Terminating Corporation", shall cease at said effective time in accordance with the provisions of the BCL.

     2.  Effective Time of the Merger.   The parties shall execute Articles of
Merger and deliver said Articles of Merger to the Secretary of the Commonwealth of Pennsylvania for filing as provided in the BCL. The Merger shall become effective on January 1, 2002 at 12:01 a.m. (the "Effective Time of the Merger").

     3. Operating Agreement of Surviving Company. The Operating Agreement of the Company as in effect immediately prior to the Effective Time of the Merger shall be the Operating Agreement of the Surviving Company from and after the Effective Time of the Merger.

     4. Directors and Officers. The managing members of the Company immediately prior to the Effective Time of the Merger shall become the managing members of the Surviving Company from and after the Effective Time of the Merger, to hold such office until the next annual meeting of the members or until their earlier resignation or removal, subject to the Operating Agreement of the Surviving Company. The officers of the Company immediately prior to the Effective Time of the Merger shall become the officers of the Surviving Company from and after the Effective Time of the Merger, to hold such offices at the pleasure of the managing members of the Surviving Company.

     5. Cancellation of Shares of the Corporation. At the Effective Time of the Merger, by virtue of the Merger and without any action or the part of the holder of any securities of either party, each Share held in the treasury of the Corporation shall be cancelled and retired and cease to exist. Each share of common stock, $.01 par value, of Corporation issued and outstanding immediately prior to the Effective Time shall be surrendered and extinguished.

     6. Effects of Merger. In the event that this Agreement and Plan of Merger shall have been fully approved and adopted upon behalf of the Terminating Corporation and the Surviving Company in accordance with the provisions of the BCL, the said business entities agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the Commonwealth of Pennsylvania and that they will cause to be performed all necessary acts within the Commonwealth of Pennsylvania and elsewhere to effectuate the Merger herein provided for.

     7. Termination. This Agreement and Plan of Merger may be terminated for any reason prior to the Effective Time of the Merger by the Boards of Directors of the Corporation or the managing members of the Company.

     8. Authorization. The Board of Directors and the proper officers of the Terminating Corporation and the managing members of the Surviving Company are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger herein provided for.

     9. Counterparts. This Agreement and Plan of Merger may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


            [INTENTIONALLY LEFT BLANK - NEXT PAGE IS SIGNATURE PAGE]

     IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed on behalf of each of the constituent corporations parties thereto as of the day and year first written above.



                                      WESTERN PENNSYLVANIA ADVENTURE
                                      CAPITAL FUND



                                      By_______________________________________
                                        G. Richard Patton, President



                                      WESTERN PENNSYLVANIA ADVENTURE
                                      CAPITAL FUND, LLC



                                      By_______________________________________
                                        Alvin J. Catz, Chief Financial Officer

                                                                      APPENDIX C


                     PENNSYLVANIA Business Corporation Law

1930 DISSENTERS RIGHTS.--(a) General rule.--If any shareholder of a domestic business corporation that 1is to be a party to a merger or consolidation pursuant to a plan or merger or consolidation objects to the plan of merger or consolidation and complies with the provisions of Subchapter D of Chapter 15 (relating to dissenters rights), the shareholder shall be entitled to the rights and remedies of dissenting shareholders therein provided, if any. See also section 1906(c) (relating to dissenters rights upon special treatment).

     (b) Plans adopted by directors only.--Except as otherwise provided pursuant to section 1571(c) (relating to grant of optional dissenters rights), Subchapter D of Chapter 15 shall not apply to any of the shares of a corporation that is a party to a 3merger or consolidation pursuant to section 1924(b)(1)(i) (relating to adoption by board of directors).

     (c) Cross references.--See sections 1571(b) (relating to exceptions) and 1904 (relating to de facto transaction doctrine abolished). (Last amended by Act 169, L. '92, eff.2-16-93.)

                     PENNSYLVANIA Business Corporation Law
                       Subchapter D.  Dissenters Rights

1571 APPLICATION AND EFFECT OF SUBCHAPTER.--(a) General rule.--Except as otherwise provided in subsection (b), any shareholder of a business corporation shall have the right to dissent from, and to obtain payment of the fair value of his shares in the event of, any corporate action, or to otherwise obtain fair value for his shares, where this part expressly provides that a shareholder shall have the rights and remedies provided in this subchapter. See:

     Section 1906(c)    (relating to dissenters rights upon special treatment).
     Section 1930       (relating to dissenters rights).
     Section 1931(d)    (relating to dissenters rights in share exchanges).
     Section 1932(c)    (relating to dissenters rights in asset transfers).
     Section 1952(d)    (relating to dissenters rights in division).
     Section 1962(c)    (relating to dissenters rights in conversion).
     Section 2104(b)    (relating to procedure).
     Section 2324 (relating to corporation option where a restriction on transfer of a security is held invalid).
     Section 2325(b)    (relating to minimum vote requirement).
     Section 22704(c)   (relating to dissenters rights upon election).
     Section 2705(d) (relating to dissenters rights upon renewal of election).
     Section 2907(a) (relating to proceedings to terminate breach of qualifying conditions).
     Section 7104(b)(3) (relating to procedure).

     (b) Exceptions.--(1) Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares that, at the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan specified in any of section 1930, 1931(d), 1932(c) or 1952(d) is to be voted on, are either:

         (i) listed on a national securities exchange; or
         (ii) held of record by more than 2,000 shareholders;
shall not have the right to obtain payment of the fair value of any such shares under this subchapter.

     (2) Paragraph (1) shall not apply to and dissenters rights shall be available without regard to the exception provided in that paragraph in the case of:

         (i) Shares converted by a plan if the shares are not converted solely into shares of the acquiring, surviving, new or other corporation or solely into such shares and money in lieu of fractional shares.

         (ii) Shares of any preferred or special class unless the articles, the plan or the terms of the transaction entitle all shareholders of the class to vote thereon and require for the adoption of the plan or the effectuation of the transaction the affirmative vote of a majority of the votes cast by all shareholders of the class.

         (iii) Shares entitled to dissenters rights under section 1906(c) (relating to dissenters rights upon special treatment).

     (3) The shareholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting shareholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority or more of the directors of the corporation.

     (c) Grant of optional dissenters rights.--The bylaws or a resolution of the board of directors may direct that all or a part of the shareholders shall have dissenters rights in connection with any corporate action or other transaction that would otherwise not entitle such shareholder to dissenters rights.

     (d) Notice of dissenters rights.--Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters rights under this subpart is submitted to a vote at a meeting of shareholders, there shall be included in or enclosed with the notice of meeting:

     (1) A statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of this subchapter; and

     (2)  A copy of this subchapter.

     (e) Other statutes.--The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this 1part that makes reference to this subchapter for the purpose of granting dissenters rights.

     (f) Certain provisions of articles ineffective.--This subchapter may not be relaxed by any provision of the articles.

     (g) Cross references.--See sections 1105 (relating to restriction on equitable relief), 1904 (relating to de facto transaction doctrine abolished) and 2512 (relating to dissenters rights procedure). (Last amended by Act 198, L. '90, eff. 12-19-90.)

     1572 DEFINITIONS.--The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:

     "Corporation." The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which of the resulting corporations is the successor corporation for the purposes of this subchapter. The successor corporation in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division.

     "Dissenter." A shareholder or beneficial owner who is entitled to and does assert dissenters rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights.

     "Fair value." The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action.

     "Interest." Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors, including the average rate currently paid by the corporation on its principal bank loans. (Last amended by Act 198, L. '90, eff. 12-19-90.)

     1573 RECORD AND BENEFICIAL HOLDERS AND OWNERS.--(a) Record holders of shares.--A record holder of shares of a business corporation may assert dissenters rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

     (b) Beneficial owners of shares.--A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters rights with respect to shares held on his behalf and shall be treated as a dissenting shareholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in this name. (Last amended by Act 169, L. '92, eff. 2-16-93.)

     1574 NOTICE OF INTENTION TO DISSENT.--If the proposed corporate action is submitted to a vote at a meeting of shareholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section.

     1575 NOTICE TO DEMAND PAYMENT.--(a) General rule.--If the proposed corporate action is approved by the required vote at a meeting of shareholders of a business corporation, the corporation shall mail a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporate action. In either case, the notice shall:

     (1) State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment.
     (2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received.
     (3) Supply a form for demanding payment that includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares.
     (4) Be accompanied by a copy of this subchapter.

     (b) Time for receipt of demand for payment.--The time set for receipt of the demand and deposit of certificated shares shall be not less than 30 days from the mailing of the notice.

     1576 FAILURE TO COMPLY WITH NOTICE TO DEMAND PAYMENT, ETC.--(a) Effect of failure of shareholder to act.--A shareholder who fails to timely demand payment, or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares.

     (b) Restriction on uncertificated shares.--If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action or the release of restrictions under the terms of section 1577(a) (relating to failure to effectuate corporate action).

     (c) Rights retained by shareholder.--The dissenter shall retain all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action. (Last amended by Act 198, L. '90, eff. 12-19-90.)

     1577 RELEASE OF RESTRICTIONS OR PAYMENT FOR SHARES.--(a) Failure to effectuate corporate action.--Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

     (b) Renewal of notice to demand payment.--When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect.

     (c) Payment of fair value of shares.--Promptly after effectuation of the proposed corporate action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporation shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares, or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by:

     (1) The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements.

     (2) A statement of the corporation's estimate of the fair value of the shares.

     (3) A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter.

     (d) Failure to make payment.--If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection (c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. The corporation may make a notation on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefor or the records relating to any transferred uncertificated shares shall bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenter had after making demand for payment of their fair value. (Last amended by Act 198, L. '90, eff. 12-19-90.)

     1578 ESTIMATE BY DISSENTER OF FAIR VALUE OF SHARES.--(a) General rule.-- If the business corporation gives notice of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenter's shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency.

     (b) Effect of failure to file estimate.--Where 1the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by the corporation. (Last amended by Act 198, L. '90, eff. 12-19-90.)

     1579 VALUATION PROCEEDINGS GNEERALLY.--(a) General rule.--Within 60 days after the latest of:

     (1) Effectuation of the proposed corporate action;

     (2) Timely receipt of any demands for payment under section 1575 (relating to notice to demand payment); or

     (3) Timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of shares);

If any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court.

     (b) Mandatory joinder of dissenters.--All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases of jurisdiction and interstate and international procedure).

     (c) Jurisdiction of the court.--The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof.

     (d) Measure of recovery.--Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest.

     (e) Effect of corporation's failure to file application.--If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of the 60-day period. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid the corporation's estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

     1580 COSTS AND EXPENSES OF VALUATION PROCEEDINGS.--(a) General rule.--The costs and expenses of any proceeding under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assed against the business corporation except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.

     (b) Assessment of counsel fees and expert fees where lack of good faith appears.--Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation of a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter.

     (c) Award of fees for benefits to other dissenters.--If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                                                      APPENDIX D

                              OPERATING AGREEMENT
                                      FOR
                        WESTERN PENNSYLVANIA ADVENTURE
                                 CAPITAL FUND

                   A Pennsylvania Limited Liability Company



                       EFFECTIVE AS OF JANUARY __, 2002

                               Table of Contents
                               -----------------

ARTICLE I.    DEFINITIONS.................................................. D-5
      1.1.    Board........................................................ D-5
      1.2.    Board Votes.................................................. D-5
      1.3.    Capital Account.............................................. D-5
      1.4.    Capital Contribution......................................... D-5
      1.5.    Capital Interest............................................. D-5
      1.6.    Certificate of Organization.................................. D-6
      1.7.    Code......................................................... D-6
      1.8.    Company...................................................... D-6
      1.9.    Conflicting Interest Transaction............................. D-6
      1.10.   Dissociating Member.......................................... D-6
      1.11.   Dissociation................................................. D-6
      1.12.   Economic Interest............................................ D-6
      1.13.   Economic Interest Owner...................................... D-6
      1.14.   Entity....................................................... D-6
      1.15.   Fiscal Year.................................................. D-6
      1.16.   Independent Third Party...................................... D-6
      1.17.   Investment Adviser........................................... D-6
      1.18.   Manager...................................................... D-6
      1.19.   Majority Vote of All the Members............................. D-6
      1.20.   Majority in Interest of the Nondissociating.................. D-6
      1.21.   Majority Vote of the Remaining............................... D-6
      1.22.   Member....................................................... D-7
      1.23.   Membership Interest.......................................... D-7
      1.24.   Member Vote.................................................. D-7
      1.25.   Net Profits/Net Losses....................................... D-7
      1.26.   Operating Agreement/Agreement................................ D-7
      1.27.   Pennsylvania Act............................................. D-7
      1.28.   Person....................................................... D-7
      1.29.   Pro Rata Share............................................... D-7
      1.30.   Related Entity............................................... D-7
      1.31.   Schedule A................................................... D-7
      1.32.   Selling Party................................................ D-7
      1.33.   Transfer..................................................... D-8
      1.34.   Unit......................................................... D-8
ARTICLE II.   FORMATION OF THE COMPANY                                      D-8
      2.1.    Recognition of Organization of Company....................... D-8
      2.2.    Name......................................................... D-8
      2.3.    Places of Business........................................... D-8
      2.4.    Registered Offices and Registered Agents..................... D-8
      2.5.    Tax Treatment................................................ D-8
ARTICLE III.  PURPOSES OF COMPANY                                           D-8
ARTICLE IV.   MEMBERSHIP INTERESTS                                          D-8
      4.1.    Classes of Membership........................................ D-8
      4.2.    Unit Certificates............................................ D-8
ARTICLE V.    MANAGEMENT                                                    D-8
      5.1.    Management Committee......................................... D-8
      5.2.    Meetings of the Board........................................ D-9
      5.3.    Notice....................................................... D-9
      5.4.    Quorum....................................................... D-9
      5.5.    Manner of Acting............................................. D-9
      5.6.    Vacancies.................................................... D-9
      5.7.    Compensation................................................. D-9
      5.8.    Presumption of Assent........................................ D-9

      5.9.    Committees................................................... D-10
      5.10.   Restrictions................................................. D-10
      5.11.   Officers..................................................... D-10
      5.12.   President.................................................... D-10
      5.13.   The Vice-Presidents.......................................... D-10
      5.14.   The Treasurer................................................ D-10
      5.15.   The Secretary................................................ D-10
      5.16.   Assistant Treasurers and Assistant Secretaries............... D-11
      5.17.   Salaries..................................................... D-11
      5.18.   Fiduciary Duties of the Directors and Officers............... D-11
      5.19.   Initial Officers............................................. D-11
ARTICLE VI.   RIGHTS AND DUTIES OF DIRECTORS AND MEMBERS                    D-11
      6.1.    Certain Authority of Members Serving on the Board;
               Limits on the Power of Others............................... D-11
      6.2.    Restrictions on Authority of Members......................... D-12
      6.3.    Conflicting Interest Transactions............................ D-12
      6.4.    Bank Accounts................................................ D-13
      6.5.    Indemnity of Members and Agents.............................. D-13
      6.6.    Compensation of Members...................................... D-14
      6.7.    Right to Rely on Certificates of Managers.................... D-14
      6.8.    Member Liability............................................. D-14
      6.9.    Members and Managers Have No Exclusive Duty to Company....... D-14
      6.10.   Company Documents............................................ D-14
      6.11.   Economic Priority............................................ D-15
ARTICLE VII.  MEETINGS AND ACTIONS OF MEMBERS                               D-15
      7.1.    Regular Meeting.............................................. D-15
      7.2.    Special Meetings............................................. D-15
      7.3.    Place of Meetings............................................ D-15
      7.4.    Notice of Meetings........................................... D-15
      7.5.    Meetings of All Members...................................... D-15
      7.6.    Record Date.................................................. D-15
      7.7.    Waiver of Notice............................................. D-16
      7.8.    Proxies...................................................... D-16
      7.9.    Quorum; Manner of Members Acting at a Meeting of the
               Members..................................................... D-16
      7.10.   Action by Members Without a Meeting.......................... D-16
      7.11.   Action Requiring Majority Vote............................... D-16
ARTICLE VIII. CONTRIBUTIONS TO THE COMPANY AND CAPITAL ACCOUNTS             D-16
      8.1.    Application of Article to Economic Interest Owners........... D-16
      8.2.    Initial Capital Contributions................................ D-16
      8.3.    Additional Capital Contributions............................. D-16
      8.4.    Capital Accounts............................................. D-17
      8.5.    No Obligation to Restore Negative or Deficit Balances........ D-17
      8.6.    No Interest on Capital Contributions; No Right to Return of
               Capital Contributions....................................... D-17
      8.7.    Loans to Company............................................. D-17
ARTICLE IX.   ALLOCATIONS, INCOME TAX, DISTRIBUTIONS, ELECTIONS AND
               REPORTS..................................................... D-17
      9.1.    Application of Article to Economic Interest Owners........... D-17
      9.2.    Allocations of Net Profits and Net Losses.................... D-18
      9.3.    Special Allocations to Capital Accounts and Certain Other
               Income Tax Allocations...................................... D-18
      9.4.    Distributions................................................ D-19
      9.5.    Accounting Principles and Elections.......................... D-20
      9.6.    Accounting Period............................................ D-20
      9.7.    Returns...................................................... D-20

ARTICLE X.    MERGERS AND OTHER TRANSACTIONS                                D-20
      10.1.   Merger or Consolidation...................................... D-20
      10.2.   Membership Interest Exchange................................. D-21
      10.3.   Equality of Treatment........................................ D-21
      10.4.   Transfer of All Assets....................................... D-21
      10.5.   No Dissenters' Rights........................................ D-21
ARTICLE XI.   TRANSFERS OF INTERESTS                                        D-21
      11.1.   General...................................................... D-21
      11.2.   Restrictions on Encumbrances................................. D-21
      11.3.   Sale of the Company.......................................... D-22
      11.4.   Documentation of Sale or Gift................................ D-22
      11.5.   Effective Date of Sale or Gift............................... D-22
      11.6.   Transferring Party's Indemnity Obligation.................... D-23
      11.7.   Transferee Not Member in Absence of Members' Consent......... D-23
ARTICLE XII.  ADDITIONAL MEMBERS                                            D-23
      12.1.   Admission of Additional Members.............................. D-23
      12.2.   Documentation of Admission................................... D-23
      12.3.   No Retroactive Allocations................................... D-23
      12.4.   Modification of Allocations.................................. D-23
ARTICLE XIII. DISSOCIATION, DISSOLUTION AND TERMINATION                     D-24
      13.1.   Dissociation................................................. D-24
      13.2.   Optional Redemption of Dissociating Member's Interest........ D-24
      13.3.   Application of Remainder of Article to Economic Interest
               Owners...................................................... D-24
      13.4.   Dissolution.................................................. D-24
      13.5.   Effect of Filing of Statement of Intent to Dissolve.......... D-24
      13.6.   Winding Up, Liquidation and Distribution of Assets........... D-25
      13.7.   Articles of Dissolution...................................... D-25
      13.8.   Certificate of Dissolution................................... D-26
ARTICLE XIV.  MISCELLANEOUS PROVISIONS                                      D-26
      14.1.   Notices...................................................... D-26
      14.2.   Application of Pennsylvania Law.............................. D-26
      14.3.   Waiver of Action for Partition............................... D-26
      14.4.   Amendments................................................... D-26
      14.5.   Execution of Additional Instruments.......................... D-27
      14.6.   Headings and Pronouns........................................ D-27
      14.7.   Waivers...................................................... D-27
      14.8.   Rights and Remedies Cumulative............................... D-27
      14.9.   Severability................................................. D-27
      14.10.  Heirs, Successors and Assigns................................ D-27
      14.11.  No Third Party Beneficiaries; No Rights in Creditors......... D-27
      14.12.  Counterparts................................................. D-27
      14.13.  Options...................................................... D-27

                  WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND
                              OPERATING AGREEMENT


     THIS OPERATING AGREEMENT (this "Agreement") of WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, LLC (hereinafter the "Company") is entered into as of the _____ day of January, 2002, by and between the Company, a Pennsylvania limited liability company, with a principal place of business located at 2101 Greentree Road, Suite A-113, Pittsburgh, Pennsylvania 15220; and

     THE WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, A Pennsylvania Corporation with a principal place of business located at 2101 Greentree Road, Suite A-113, Pittsburgh, Pennsylvania 15220 (the "Fund").

                                  WITNESSETH:

     WHEREAS, the Company has issued or is in the process of issuing units of membership interest to the Fund in consideration of the payment of $100; and

     WHEREAS, the Company and the Fund are parties to a merger agreement (the "Merger") whereby the Shareholders of the Fund are exchanging their Shares in the Fund for Units in the Company and the Fund will be liquidated and the Company will be the surviving entity of the merger; and

     WHEREAS, the Company and the Fund, as an original Member of the Company, desire, among other things, to establish certain rights and obligations relating to the Company in respect of, among other things, certain management and governance matters with respect to the Company.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises of the parties hereto, and the tender of payment for Units as listed in Schedule A which is attached hereto, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     As used herein, except as otherwise expressly provided or unless the context otherwise requires, the following defined terms shall have the meanings ascribed to them below:

     1.1.  "BOARD" means the Management Committee as specified in Section 5.1.

     1.2. "BOARD VOTES" means the Votes of members of the Board on an action that comes before the Board. A majority of Board Votes will carry an action.

     1.3. "CAPITAL ACCOUNT" of a Member, as of any given date, means the Capital Contribution to the Company by the Member as adjusted to the date in question pursuant to Article VIII.

     1.4. "CAPITAL CONTRIBUTION" means any contribution, whenever made, by a Member to the capital of the Company, whether in cash or property. Whether a payment of cash or a transfer of property is a contribution to the capital of the Company, and, therefore, a Capital Contribution, shall be determined by the agreement between the Member making the payment or transfer and the Board. The initial Capital Contribution issued in connection with the merger shall consist of Shares tendered by the Members in exchange for a like number of Units.

     1.5. "CAPITAL INTEREST" means the proportion that a Member's positive Capital Account balance, if any, bears to the aggregate Capital Accounts of all Members whose Capital Accounts have positive balances, as such proportion may change from time to time. Negative Capital Account balances are disregarded in the determination of "Capital Interests."

     1.6. "CERTIFICATE OF ORGANIZATION" means the Certificate of Organization of the Company as filed with the Secretary of Commonwealth of Pennsylvania on December 5, 2001, as the same may be amended from time to time.

     1.7. "CODE" means the Internal Revenue Code of 1986 or corresponding provisions of superseding federal revenue laws, as the same may be amended from time to time.

     1.8.  "COMPANY" is defined in the first paragraph of this Operating
Agreement.

     1.9.  "CONFLICTING INTEREST TRANSACTION" is defined in Section 6.3.

     1.10. "DISSOCIATING MEMBER" means a Person who has been a Member but who Dissociates. The term is used in each case with reference to a specific Dissociation and does not refer to Persons who have previously Dissociated, or who may subsequently Dissociate, in Dissociations other than the specific one under consideration.

     1.11. "DISSOCIATION" refers to the death, resignation, bankruptcy, or dissolution of a Member or the occurrence of any other event (other than the termination of the Company) which terminates the continued membership of a Member in the Company. Dissociation is subject to restriction pursuant to
Section 13.1 and to the optional redemption provisions of Section 13.2.

     1.12. "ECONOMIC INTEREST" means a Member's or Economic Interest Owner's share, if any, of the Company's Net Profits and Net Losses and distributions of the Company's assets pursuant to this Operating Agreement and the Pennsylvania Act, but "Economic Interest" shall not include any right to participate in the management of the business or affairs of the Company or any right to vote with Members on any matter upon which a vote of the Members is taken.

     1.13. "ECONOMIC INTEREST OWNER" means the owner of an Economic Interest who is not a Member.

     1.14. "ENTITY" means any legally recognized Person other than an individual.

     1.15. "FISCAL YEAR" means the Company's fiscal year, which shall be the calendar year unless otherwise determined by the Board.

     1.16. "INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, (a) is not an owner of 5% or more of the Company's total number of outstanding shares of Membership Interest, (b) is not an affiliate of any such owner or (c) is not a member of any such owner's family group.

     1.17. "INVESTMENT ADVISER" shall have the meaning prescribed to such term under the Investment Company Act of 1940.

     1.18. "MANAGER" means an individual serving on the Board.

     1.19. "MAJORITY VOTE OF ALL THE MEMBERS" means the affirmative Vote of Members holding a majority of all of the Member Votes. This term is distinct from the term "Majority Vote of the Remaining," which is defined in Section 1.22.

     1.20. "MAJORITY IN INTEREST OF THE NONDISSOCIATING" means Members (other than the Dissociating Member) holding a majority of the Capital Interests (determined, however, by disregarding the Capital Interest of the Dissociating Member) and a majority of the profits allocable to the Members (determined, however, by disregarding the profits allocable to the Dissociating Member) based on any reasonable estimate of profits from the date of the Dissociation of the Dissociating Member to the projected termination of the Company, taking into account present and future allocations of profits under this Operating Agreement as in effect at that time. A "Majority in Interest of the Nondissociating Members" is not determined with any reference to Member Votes.

     1.21. "MAJORITY VOTE OF THE REMAINING" means with respect to a Vote by Members, a Vote by Members other than the contributing Member, transferring Member, or other particular Member who is the subject of the specific occasion to which the provision, in which the phrase is used, is to be applied holding a majority of the Member Votes held by all of the Members other than that contributing Member, transferring Member, or other particular Member; and means with respect to a vote by the Directors, a Vote by the Directors excluding the Director subject to the "Conflicting Interest Transaction."

     1.22. "MEMBER" means the Fund which is named as an Original Member in this Operating Agreement and each other Person who is admitted as a Member pursuant to the terms and conditions of this Operating Agreement; provided, however, that, unless the context otherwise requires, the term "Member" shall not include any such Person from and after the time that Person Dissociates from the Company.

     1.23. "MEMBERSHIP INTEREST" means a Member's entire interest in the Company including the Member's Economic Interest, the Member's Votes, and such other rights and privileges that the Member may enjoy by being a Member. If a Member acquires an Economic Interest from another Person, or if a Person who has acquired an Economic Interest subsequently is admitted as a Member, the Member's Membership Interest shall include all rights associated with such Economic Interest, notwithstanding that the Economic Interest Owner from whom the Economic Interest was acquired may not have been a Member.

     1.24. "MEMBER VOTE" refers to the right that a Member has to Vote on matters that are presented to the Members for decision. Each Member shall have one "Member Vote" for each Unit held by the Member; provided, however, that, in the event a Member (the "first Member") transfers any portion of the Member's Economic Interest to another Person, the Member Votes of the first Member shall not be affected by such transfer unless and until the transferred portion of the Economic Interest is acquired or held by another Member (the "second Member"), at which time the Member Vote, if any, that is associated with the transferred portion shall become the Member Vote of the second Member and no longer that of the first Member. The number of Member Votes which each Member is entitled to cast shall be as reflected on Schedule A.

     1.25. "NET PROFITS" and "NET LOSSES" means for each taxable year of the Company an amount equal to the Company's net taxable income or loss for such year as determined for federal income tax purposes (including separately stated items) in accordance with the accounting method and rules used by the Company and in accordance with Section 703 of the Code.

     1.26. "OPERATING AGREEMENT" or "AGREEMENT" means this Operating Agreement, as amended from time to time.

     1.27. "PENNSYLVANIA ACT" means the Pennsylvania Limited Liability Company Law of 1994 codified as 15 Pa.C.S.A. 8901 et seq. or any act that supersedes the Pennsylvania Limited Liability Company Law of 1994, as the same may be amended from time to time.

     1.28. "PERSON" means an individual or Entity and shall include the heirs, executors, administrators, legal representatives, successors, and assigns of a "Person" where the context permits or requires.

     1.29. "PRO RATA SHARE" means, with respect to any Member, an amount equal to the percentage determined by dividing the number of Units held by such Member by the total number of Units held by all Members.

     1.30.  "RELATED ENTITY" is defined in Section 6.3(b).

     1.31. "SCHEDULE A" means Schedule A to this Operating Agreement reflecting matters such as Members' identities, share of Net Profits and Net Losses, and Member Votes. Schedule A is prima facie evidence of the agreement of the parties hereto with respect to the matters reflected therein, but it is recognized that, through inadvertence or otherwise, Schedule A may not be modified from time to time as required to reflect the parties' agreement, or a change in circumstances, and, accordingly, any party to this Operating Agreement may, by a preponderance of the evidence, show that Schedule A is not an accurate reflection of the parties' agreement.

     1.32. "SELLING PARTY" means any Member or Economic Interest Owner who sells all or any portion of its Membership Interest or Economic Interest.

     1.33. "TRANSFER" includes sale, gift, bequest, assignment, and all other modes of transfer but does not include the mere creation of a security interest or encumbrance. The foreclosure of a security interest or encumbrance is a "transfer."

     1.34. "UNIT" shall be the denomination in which Membership Interests are issued from time to time.

                                   ARTICLE II
                              FORMATION OF COMPANY

     2.1. RECOGNITION OF ORGANIZATION OF COMPANY. The Company was organized as a Pennsylvania limited liability company upon the filing of the Certificate of Organization with the Pennsylvania Secretary of State, effective as of the date of the Certificate of Organization.

     2.2. NAME. The name of the Company is, as stated in the first paragraph of this Operating Agreement, Western Pennsylvania Adventure Capital Fund, LLC.

     2.3. PLACES OF BUSINESS. The Company may locate its business at such place(s) as the Board may from time to time deem advisable.

     2.4. REGISTERED OFFICES AND REGISTERED AGENTS. The Company's initial registered office in the Commonwealth of Pennsylvania shall be 2101 Greentree Road, Suite A-113, Pittsburgh, Pennsylvania 15220, until such other Principal Place of Business is selected by the Board. The registered office in the Commonwealth of Pennsylvania may be changed from time to time by filing the address of the new registered office with the Pennsylvania Secretary of State pursuant to the Pennsylvania Act. The Company shall appoint registered agents and maintain registered offices in other jurisdictions as may be required by law.

     2.5. TAX TREATMENT. It is the intent of all parties hereto that the Company be taxed as a partnership for federal and state income tax purposes and each party hereto agrees to take such action or to cause the Company to take such action as to preserve such tax status. This Agreement shall be interpreted in such a way as to maintain such tax status.

                                  ARTICLE III
                              PURPOSES OF COMPANY

     The purposes of the Company shall be to operate as a Business Development Company and to be subject to the applicable provisions of the Investment Company Act of 1940 and to conduct any lawful business and activities that the Members determine shall be pursued by the Company.

                                  ARTICLE IV
                             MEMBERSHIP INTERESTS

     4.1. CLASSES OF MEMBERSHIP. The Membership Interests in the Company shall be comprised of one series of Common Interests, which shall include the right to a Member Vote as well as an Economic Interest.

     4.2. UNIT CERTIFICATES. Membership Interests in the Company may be designated as Units and represented by Certificates which shall indicate (i) the number of Units the certificate represents, (ii) that the Company is organized under the laws of the Commonwealth of Pennsylvania and (iii) the name of the person to whom it is issued. Each Certificate shall be executed, by facsimile or otherwise, by or on behalf of the Company.

                                   ARTICLE V
                                  MANAGEMENT

     5.1. MANAGEMENT COMMITTEE. The business and affairs of the Company shall be overseen by its elected Management Committee (the "Board"). The Board shall consist of such number of Managers as prescribed from time to time by resolution of the Board, but shall not be less than one (1). Members serving on the Board shall be natural persons of full age. Managers need not be Members. The initial Board shall consist of G. Richard Patton, Alvin J Catz, William F. Rooney, Douglas F. Schofield and Philip J. Samson. The initial Managers shall serve until the next Annual Meeting of Members. Thereafter, the members of the Board shall be elected by the Members for a term of one (1) year and until his/her successor is elected and qualified. The Managers shall be elected by the Majority Vote of all Members holding Common Interests. In accordance with Section 7.9 hereof, the individual receiving the greatest number of votes necessary to fill the slot will be elected. There shall be no cumulative voting for Managers.

     5.2. MEETINGS OF THE BOARD. A regular meeting of the Board shall be held without any notice other than this Operating Agreement immediately after and at the same place as the Annual Meeting of Members. The Board may provide, by resolution, the time and place, either within or without the Commonwealth of Pennsylvania for the holding of additional regular meetings without any notice other than such resolution. Special meetings of the Board may be called by or at the request of the President or by the holders of fifty percent of the total Board Votes at the time of the call of meeting. In all cases, Managers may attend and act by telephone.

     5.3. NOTICE. Notice of any special meeting of the Board shall be given at least three (3) days prior thereto by written notice delivered personally, mailed to each Manager at his or her business address, or sent by telecopy, telegram or email communication. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telecopy transmission, such notice will be deemed to be delivered when transmitted. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. If notice is given by electronic transmission, such notice will be deemed to be delivered when transmitted. Any Manager may waive notice of any meeting at any time in writing. The attendance of a Manager at any meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice or waiver of notice of such meeting.

     5.4. QUORUM. The majority of the Managers then in office shall constitute a quorum for the transaction of business at any meeting of the Board, provided that, if less than the holders of a majority of the Managers are present at said meeting, the holders of a majority of the Managers present may adjourn the meeting from time to time without further notice.

     5.5. MANNER OF ACTING. The act of the majority of the Managers present at a meeting at which a quorum is present shall be the act of the Board. Except as otherwise provided herein, for purposes of acting for the Board, each Manager serving on the Board shall have one vote regardless of his Membership Interest. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Managers serving on the Board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes or proceedings of the Board or committee.

     5.6. VACANCIES. Any vacancy occurring in the Board including any vacancy to be filled by reason of an increase in the number of Managers may be filled by the holders of a majority of the Managers then in office, even if the total number of Directors then in office constitutes less than a quorum, or by a sole remaining Manager, or, if a majority of the Managers then in office so resolves, by election at a special meeting of Members called for that purpose.

     5.7. COMPENSATION. By resolution of the Board, the Managers may be paid their expenses, if any, of attendance at each meeting of the Board, and may be paid a fixed sum for attendance at meetings or a stated salary as Managers. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor.

     5.8. PRESUMPTION OF ASSENT. A Manager who is present at a meeting of the Board at which action on any Company matter is taken shall be conclusively presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment of the meeting. Such right to dissent shall not apply to a Manager who voted in favor of such action.

     5.9. COMMITTEES. The Board may from time to time create and appoint such committees, each to consist of two or more Managers, as it may from time to time determine, including, but not limited to, an Executive Committee with authority to act for the Board. Each committee shall bear such designation, have such powers, perform such duties and serve for such term, not inconsistent with any applicable rule of law or with this Operating Agreement, as may be prescribed by the Board. The Board shall have the power at any time to change the membership of, fill vacancies in or dissolve any such committee. All action taken by any such committee shall be reported to the Board at its meeting next succeeding such action.

     5.10. RESTRICTIONS. In the event an Investment Adviser of the Company, or an affiliated person of such Investment Adviser, receives any amount or benefit in connection with a sales of securities of, or a sale of any other interest in, such Investment Adviser which results in an assignment of an Investment Advisory Contract with the Company, then, for a period of three years after the time of such action, at least 75 per centum of the Members of the Board may not be
(i) interested persons of the Investment Adviser, or (ii) interested persons of any predecessor Investment Adviser.

     5.11. OFFICERS. In addition to the Board, the Company shall be managed by officers including a President, one or more Vice Presidents (the number thereof to be determined by the Board), a Treasurer, a Secretary, and such Assistant Vice Presidents, Assistant Treasurers, Assistant Secretaries or other officers as may be elected or appointed by the Board. Any two or more offices may be held by the same person. The officers shall report to and serve at the convenience of the Board. The officers of the Company shall be elected annually by the Board at the first meeting of the Board held after each Annual Meeting of Members. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Vacancies may be filled or new offices filled at any meeting of the Board. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed by the Board. Officers need not be Members. Any officer or agent elected or appointed by the Board may be removed by the Board at any time with or without cause. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board for the unexpired portion of the term.

     5.12. PRESIDENT. The President shall be the chief executive officer of the Company and shall in general supervise and control all the business and affairs of the Company. The President shall preside at the meetings of the Board. He may sign certificates for Units, deeds, mortgages, bonds, contracts or other instruments which the Board has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by this Operating Agreement to some other officer or agent of the Company, or shall be required by law to be otherwise signed or executed; and in general, shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board from time to time.

     5.13. THE VICE-PRESIDENTS. The Vice Presidents, including the Executive Vice Presidents and Assistant Vice Presidents, if any, shall have such powers and perform such duties as may from time to time be assigned to them by the Board or the President.

     5.14. THE TREASURER. The Treasurer shall (a) have charge and custody of and be responsible for all funds and securities of the Company; receive and give receipts for monies due and payable to the Company from any source whatsoever, and deposit all such monies in the name of the Company in such banks, trust companies or other depositaries as shall be selected; (b) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board.

     5.15. THE SECRETARY. The Secretary shall (a) keep the minutes of the meetings of Members and of the Board and any committees thereto in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of this Operating Agreement or as required by law; (c) be custodian of the records of the Company; (d) keep a register of the address of each Member which shall be furnished to the Secretary by such Member;
(e) sign with the President certificates for shares of the membership interests in the Company, the issuance of which shall have been authorized by resolution of the Board; (f) sign with the President or any other proper officer of the Company deeds, mortgages, bonds, contracts or other instruments which the Board has authorized to be executed, except in cases where the signing or attestation thereof by the Secretary is not required by law or by practice; (g) have general charge of the membership records of the Company; and (h) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board.

     5.16. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. The Assistant Treasurers and Assistant Secretaries, in general, shall perform such duties as shall be assigned to them by the Treasurer or Secretary, respectively, or by the President or the Board.

     5.17. SALARIES. The salaries of the officers, if any, shall be fixed from time to time by the Board and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Manager.

     5.18. FIDUCIARY DUTIES OF THE DIRECTORS AND OFFICERS. To the extent permissible by applicable law, and to the extent not inconsistent with the express provisions contained herein, it is the intent of the Members that the fiduciary duties owed by the Directors and Officers of the Company be similar to those that such Directors and Officers would owe to the Company if the Company were organized as a business corporation pursuant to the laws of the Commonwealth of Pennsylvania.

     5.19 INITIAL OFFICERS. The initial officers of the Company shall be as follows:

           Name                        Position
           ----                        --------
           G. Richard Patton           President
           Alvin J. Catz               Treasurer and Chief Financial Officer
           William F. Rooney           Secretary

     The initial officers shall serve until their successors are duly elected and qualified.

                                  ARTICLE VI
                  RIGHTS AND DUTIES OF DIRECTORS AND MEMBERS
                  ------------------------------------------

     6.1. CERTAIN AUTHORITY OF MEMBERS SERVING ON THE BOARD; LIMITS ON THE POWER OF OTHERS.

           (a) Subject to, but without limiting the generality of, Article V, the Board shall have authority, on behalf of the Company either directly or through duly appointed officers:

               (i) To execute and deliver, on behalf of the Company all instruments and documents, including: checks; drafts; notes and other negotiable instruments; mortgages or deeds of trust; security agreements; financing statements; documents providing for the acquisition, mortgage or disposition of the Company's property; assignments; bills of sale; leases; partnership agreements, operating agreements of other limited liability companies; and any other instruments or documents that, in the opinion of the Board, are necessary to the business and affairs of the Company;

               (ii) To acquire property from any Person as the Board may determine. The fact that a Member is directly or indirectly affiliated or connected with any Person shall not prohibit the Company from dealing with that Person;

               (iii) To borrow money from banks, other lending institutions, Members, or Affiliates of Members on such terms as the Board deem appropriate, and, in connection therewith, to hypothecate, encumber, and grant security interests in the assets of the Company to secure repayment of the borrowed sums;

               (iv) To transfer assets of the Company, with or without an undertaking by the transferee to assume any liability of the Company; provided, however, the Board shall not be entitled to transfer all or substantially all of the assets of the Company whether as part of a single transaction or otherwise, without first receiving the approval of the Members as set forth in Section 10.4 hereof;

               (v) To enter into any and all other agreements on behalf of the Company, with any other Person for any lawful purpose, in such forms as the Board may approve;

               (vi) To employ accountants, legal counsel, and others to perform services for the Company, and employees and other agents to act for the Company, to delegate to such Persons such authority as the Board may themselves have to act on behalf of the Company, and to compensate such Persons from Company funds; and

               (vii) To perform all other acts as the Board may deem to be necessary or appropriate to conduct the Company's business and affairs.

           (b) Unless authorized to do so by this Operating Agreement or by the Members, no individual Member, attorney-in-fact, employee, or other agent of the Company, other than the Board and its authorized designees, shall have any power or authority to bind the Company in any way, to pledge its credit or to render it liable pecuniarily for any purpose. Without limiting the generality of the foregoing, no debt shall be contracted or liability incurred by or on behalf of the Company, except as determined by the Board or, by agents or employees of the Company as expressly authorized by the Board to contract such debt or incur such liability.

     6.2. RESTRICTIONS ON AUTHORITY OF MEMBERS. No Member, alone or with other Members, shall have the authority to do any of the following acts without the unanimous approval of all of the members serving on the Board:

           (a) Perform any act in contravention of this Operating Agreement;

           (b) Knowingly perform any act that would cause the Company to conduct business in a state which has not enacted legislation which permits the Company to transact business in the state as a foreign limited liability company with limited liability for its Members; or

           (c) Cause the Company to admit any additional Members other than pursuant to Article XII hereof.

     6.3.  CONFLICTING INTEREST TRANSACTIONS.

           (a) As used in this Section 6.3, "conflicting interest transaction" means any of the following:

               (i) A loan or other assistance by the Company to a Member or to a Related Entity;

               (ii) A guaranty by the Company of an obligation of a Member or of an obligation of a Related Entity; or

               (iii) A contract or transaction between the Company and a Member or between the Company and a Related Entity.

           (b) As used in this Section 6.3, "Related Entity" means, with respect to a Member, an Entity that is an Affiliate of the Member or in which the Member is a director, officer, partner, or trustee of, or holds a similar position, or has a financial interest.

           (c) No conflicting interest transaction shall be void or voidable or be enjoined, set aside, or give rise to an award of damages or other sanctions in a proceeding by the Company or by any Member, directly or by or in the right of the Company, solely because the conflicting interest transaction involves a Member or a Related Entity or solely because the Member participates in the vote of the Members with respect to such conflicting interest transaction, or solely because the Member's vote is counted for such purpose, if:

               (i) The material facts as to the Member's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the Board and the Board in good faith authorizes, approves, or ratifies the conflicting interest transaction by a vote of the majority of the Disinterested Managers; or

               (ii) The conflicting interest transaction is fair to the Company as of the time it is undertaken by, or becomes binding upon, the Company.

     6.4. BANK ACCOUNTS. The Company may from time to time open bank accounts, with such signatories thereon as the Board or duly authorized officers may determine.

     6.5.  INDEMNITY OF MEMBERS AND AGENTS.

           (a) The Company shall indemnify its Managers and Officers ("INDEMNIFIED PERSONS") and make advances for expenses to the maximum extent permitted under the Pennsylvania Act. The obligations of the Company to provide such indemnification to Indemnified Persons and advancement of expenses in connection therewith, subject to applicable law and the express provisions of this Section, shall be mandatory in nature.

           (b) Notwithstanding any other provision of this Operating Agreement to the contrary, and without in any way limiting the provisions of subsection
(a) hereof, no Manager shall be liable to any Member, Manager or the Company with respect to any act performed or neglected to be performed in good faith and in a manner which such Indemnified Persons believed to be necessary or appropriate in connection with the ordinary and proper conduct of the Company's business or the preservation of its property, and consistent with the provisions of this Agreement. The Company shall indemnify the Indemnified Persons for and hold them harmless from any liability, whether civil or criminal, and any loss, damage, or expense, including reasonable attorneys' fees, incurred in connection with the ordinary and proper conduct of the Company's business and the preservation of its business and property, or by reason of the fact that such person is or was an Indemnified Person; provided the Indemnified Person to be indemnified acted in good faith and in a manner such Director believed to be consistent with the provisions of this Operating Agreement; and provided further that with respect to any criminal action or proceeding, the Indemnified Person to be indemnified had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that indemnification is not available hereunder. The obligation of the Company to indemnify any Indemnified Person hereunder shall be satisfied out of Company assets only, and if the assets of the Company are insufficient to satisfy its obligation to indemnify any Indemnified Person, such Indemnified Person shall not be entitled to contribution from any Member.

           (c) The indemnification provided or permitted by this Section shall apply (i) whether or not the Manager, officer, employee or representative continues to be such at the time such liabilities or expenses are imposed or incurred, whether the act or failure to act, which is the subject of such claim, action, suit or proceeding, occurred before or after the adoption of this Agreement, and whether or not the indemnified liability or expenses arose or arise from a threatened, pending or completed claim, action, suit or proceeding, occurred before or after the adoption of this Agreement, and whether or not the indemnified liabilities or expenses arose from a threatened, pending or completed claim, action, suit or proceeding by or in the right of the Company, and (ii) both to acts or omissions in an official capacity and to acts or omissions in another capacity while holding such office. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall not be exclusive of any other rights to which persons seek indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of Members or Managers or otherwise, both as to an act or omission in an official capacity and as to an act or omission in another capacity while holding such office, and shall inure to the benefits of the heirs and personal representatives of said persons. A Manager, officer, employee or representative shall be entitled to indemnification for expenses actually and reasonably incurred in connection with any action brought by such persons against the Company only if (i) such person is successful in whole or in part in the action for which expenses are claimed or (ii) the indemnification for expenses included in a settlement of the action or is awarded by a court.

           (d) Expenses incurred by a Manager, officer, employee or representative of the Company in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company.

           (e) The foregoing right of indemnification shall not be exclusive of other rights to which those seeking indemnification may be entitled. The Company may maintain insurance, at its expense, to protect itself and the indemnified persons against all fines, liabilities, costs and expenses, including attorney's fees, whether or not the Company would have the legal power to indemnify him directly against such liability.

     6.6. COMPENSATION OF MEMBERS. No Member shall be entitled to compensation for services rendered to the Company, except as may be determined from time to time by the Board.

     6.7. RIGHT TO RELY ON CERTIFICATES OF MANAGERS. Any Person dealing with the Company may rely, without duty of further inquiry, upon a certificate signed by any Manager or by the Secretary to:

           (a)  The identity of any Member;

           (b) The existence or nonexistence of any fact or facts which constitute a condition precedent to acts by any Member or which are in any other manner germane to the business or affairs of the Company;

           (c) The identity and authority of Persons who are authorized to act for, or to execute or deliver any instrument or document on behalf of, the Company, and the scope of such authority; or

           (d) Any other matter whatsoever involving the Company or any Member.

     6.8.  MEMBER LIABILITY.

           (a) The Directors and Officers do not, in any way, guarantee the return of the Member's Capital Contributions or a profit for the Members from the operations of the Company. The Managers and Officers shall not be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud, deceit, willful misconduct, breach of this Operating Agreement or a wrongful taking by the Managers and Officers.

           (b) No Member shall be liable under any judgment, decree, or order of a court, or in any other manner, for any debt, obligation, or liability of the Company including, without limitation, any liability arising out of breach of contract or tort. The Members shall be insulated from liability to the fullest extent provided under Pennsylvania Law. No Member shall be liable to the Company or to any Member for any loss or damage sustained by the Company or by any Member, unless the loss or damage is the result of fraud, deceit, gross negligence, willful misconduct, breach of this Operating Agreement or a wrongful taking by a Member. It is expressly recognized that no Member guarantees, in any way, the return of any Member's Capital Contribution, a profit for any Member from the operations of the Company, or any distribution from the Company subject, however, to the provisions of Section 6.1 of this Agreement.

     6.9. MEMBERS AND MANAGERS HAVE NO EXCLUSIVE DUTY TO COMPANY. No Manager shall be required to manage the Company as a sole and exclusive function. Except as may otherwise be provided in an employment agreement between the Company and such Member, any Member, including any Director, may have other business interests and may engage in other activities in addition to those relating to the Company. Neither the Company nor any Member shall have any right, by virtue of this Operating Agreement, to share or participate in such other interests or activities of any Member or Manager, or to the income or proceeds derived therefrom.

     6.10.  COMPANY DOCUMENTS.

           (a) The Secretary shall maintain and preserve, until at least five
(5) years after the dissolution of the Company and longer if necessary and appropriate in connection with the winding up of its business and affairs, all accounts, books, and other Company documents which are reasonably necessary as a record of its business and affairs, in which shall be entered fully and accurately all transactions and other matters relating to the Company's business in such detail and completeness as is customary and usual for businesses of the type engaged in by the Company. Such documents shall be maintained at the principal executive office of the Company or other location designated by the Board.

           (b) Without limiting the generality of Section 6.10(a), the Secretary shall maintain and preserve the following:

               (i) A current list of the full name and last-known business, residence, or mailing address of each Member and of each Economic Interest Owner, both past and present;

               (ii) A copy of the Certificate of Organization and all amendments thereto, together with executed copies of any powers of attorney pursuant to which any amendment has been executed;

               (iii)  A copy of this Operating Agreement, including Schedule A;

               (iv) Copies of all writings, if any, other than this Operating Agreement, which obligate a Member to contribute cash, property or services to the Company, and copies of all writings compromising the obligation of any member to contribute cash, property, or services to the Company;

               (v) Minutes of every meeting of the Members and copies of all written consents by which Members take action;

               (vi) Copies of the Company's federal, state, and local income tax returns and reports, if any, for the six (6) most recent years;

               (vii) Copies of all financial statements of the Company for the three (3) most recent years; and

               (viii) Records and accounts of all operations and expenditures of the Company.

           (c) Upon request, each Member and Economic Interest Owner shall have the right to inspect and copy such Company documents, at the requesting Member's and Economic Interest Owner's expense; provided, however, that access to any such documents may be restricted as the Board determines in order to preserve intellectual property of the Company from misuse.

     6.11. ECONOMIC PRIORITY. Except as may be provided in this Operating Agreement, no Member or Economic Interest Owner shall have priority over any other Member or Economic Interest Owner, whether as to Net Profits, Net Losses, distributions, or other economic matters; provided, however, that this Section
6.11 shall not apply to loans (as distinguished from Capital Contributions) which a Member has made to the Company.

                                  ARTICLE VII
                        MEETINGS AND ACTIONS OF MEMBERS

     7.1. REGULAR MEETING. Members will have an annual meeting. The date, place and time will be determined by the Board.

     7.2. SPECIAL MEETINGS. Special meetings of the Members, for any purpose or purposes, may be called by the Board or by Members holding at least twenty
(20) of the Membership Interests.

     7.3. PLACE OF MEETINGS. The Board may designate any place as the place for any meeting of the Members. If no designation is made, the place of meeting shall be the principal executive office of the Company.

     7.4. NOTICE OF MEETINGS. Except as provided in Section 7.5, written or oral notice stating the place, day, and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered not less than ten
(10) and no more than sixty (60) days before the date of the meeting.

     7.5. MEETINGS OF ALL MEMBERS. If all of the Members shall meet at any time and place and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting lawful action may be taken.

     7.6. RECORD DATE. For the purpose of determining who are Members entitled to notice of or to vote with respect to any matter that is presented to the Members for decision, or who are Members entitled to receive payment of any distribution, the date on which notice of the meeting is first given to any Member, or the date on which the resolution declaring such distribution is adopted, as the case may be, shall be the record date for such determination. A determination of those who are Members entitled to be given notice of or to vote at a meeting of Members is effective for any adjournment of the meeting unless the Members fix a new record date, which they shall do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

     7.7. WAIVER OF NOTICE. When any notice is required to be given to any Member, a waiver thereof in writing signed by the Person entitled to such notice whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

     7.8. PROXIES. At all meetings of Members a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

     7.9. QUORUM; MANNER OF MEMBERS ACTING AT A MEETING OF THE MEMBERS. No action may be taken at a meeting of the Members unless Members holding over 50% of the Member Votes are present in person or by proxy; provided that, if less than a majority of the Member Votes are presented, in person or by proxy, at said meeting a majority of the Members Votes present may adjourn the meeting from time to time without further notice. A vote of Members holding a majority of the Member Votes present at the meeting shall be the act of the Members at a meeting, unless a different requirement is expressed by any other provision of this Operating Agreement.

     7.10. ACTION BY MEMBERS WITHOUT A MEETING. The Members may take action without a meeting and without advance notice if Members having not less than the minimum number of Member Votes that would be necessary to authorize or take such action consent to such action in writing; provided, however, that no such consent shall be effective unless and until notice that the consent has been obtained has been given to each Member.

     7.11. ACTION REQUIRING MAJORITY VOTE. Notwithstanding anything to the contrary contained herein, the following action requires a Majority Vote of the
Members:

            (a) A change in the nature of the Company's business which causes it to cease being a business development company;

            (b) The Company's withdrawal of its election to be a business development company;

            (c) Any contract entered into by the Company concerning provision of an investment adviser's service; or

            (d) Such other actions as may be required by the Investment Company Act of 1940.

                                 ARTICLE  VIII
               CONTRIBUTIONS TO THE COMPANY AND CAPITAL ACCOUNTS

     8.1. APPLICATION OF ARTICLE TO ECONOMIC INTEREST OWNERS. The provisions of this Article VIII shall apply to Economic Interest Owners as if they were "Members" and to their Economic Interests in the Company as if those Economic Interests were "Membership Interests;" provided, however, that the foregoing shall not entitle any Economic Interest Owner to vote or otherwise to give or withhold consent, agreement, or approval with respect to any matter on which a Member may vote or give or withhold consent, agreement, or approval.

     8.2. INITIAL CAPITAL CONTRIBUTIONS. Each Member shall contribute to the Capital of the Company such amount as is set forth in Schedule A as the Member's initial Capital Contribution. Capital contributions made pursuant to the merger shall be in the form of Shares of the Fund.

     8.3. ADDITIONAL CAPITAL CONTRIBUTIONS. No Member shall be required to make any additional Capital Contribution.

     8.4.  CAPITAL ACCOUNTS.

          (a) A separate Capital Account shall be maintained for each Member. Each Member's Capital Account shall be increased by (i) the amount of money contributed by the Member to the Company; (ii) the fair market value of property contributed by the Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Code); (iii) each allocation to the Member of Net Profits; (iv) each item in the nature of income or gain which is specially allocated to the Member pursuant to Section 9.3(a), 9.3(b), 9.3(c), 9.3(d), 9.3(e), 9.3(i) or 9.3(j); and (v) each allocation to the Member of income described in Section 705(a)(1)(B) of the Code. Each Member's Capital Account shall be decreased by (i) the amount of money distributed to the Member by the Company; (ii) the fair market value of property distributed to the Member by the Company (net of liabilities secured by such distributed property that the Member is considered to assume or take subject to under Section 752 of the Code);
(iii) each allocation to the Member of expenditures described in Section 705(a)(2)(B) of the Code; (iv) each item in the nature of deduction or loss that is specially allocated to the Member pursuant to Section 9.3(a), 9.3(b), 9.3(c), 9.3(d), 9.3(e), 9.3(i) or 9.3(j); and (v) allocations to the Capital Account of the Member of Net Losses.

          (b) In the event of a permitted transfer of a Membership Interest or an Economic Interest in the Company, the Capital Account of the transferor shall become the Capital Account of the transferee to the extent it relates to the transferred Membership Interest or Economic Interest in accordance with Section 1.704-1(b)(2)(iv) of the Treasury Regulations.

          (c) The manner in which Capital Accounts are to be maintained pursuant to this Section 8.4 is intended to comply with the requirements of Section 704(b) of the Code and the Treasury Regulations promulgated thereunder. If in the opinion of the Company's accountants the manner in which Capital Accounts are to be maintained pursuant to the preceding provisions of this Section 8.4 should be modified in order to comply with Section 704(b) of the Code and the Treasury Regulations thereunder, then, notwithstanding anything to the contrary contained in the preceding provisions of this Section 8.4 or in Section 12.3, upon a Majority Vote of the Board the method in which Capital Accounts are maintained shall be so modified; provided, however, that no change in the manner of maintaining Capital Accounts shall be made which materially alters the economic agreement among the Members and Economic Interest Owners without the unanimous vote of all of the Members.

          (d) Provision for payment and distribution of liquidation proceeds is made in Section 13.6(b).

     8.5. NO OBLIGATION TO RESTORE NEGATIVE OR DEFICIT BALANCES. No Member or Economic Interest Owner shall have any liability to restore all or any portion of a negative or deficit balance in the Member's or Economic Interest Owner's Capital Account, and the negative or deficit balance of the Member's or Economic Interest Owner's Capital Account shall not be considered a debt owed by the Member or Economic Interest Owner to the Company or to any other Person for any purpose whatsoever. This provision shall apply, without limitation, to a liquidation within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations.

     8.6. NO INTEREST ON CAPITAL CONTRIBUTIONS; NO RIGHT TO RETURN OF CAPITAL CONTRIBUTIONS. No Member or Economic Interest Owner shall be entitled to interest on the Member's or Economic Interest Owner's Capital Contribution. No Member or Economic Interest Owner shall be entitled to a return of the Member's or Economic Interest Owner's Capital Contribution, as such, but only to such distributions as are provided for in this Operating Agreement.

     8.7. LOANS TO COMPANY. Nothing in this Operating Agreement shall prevent any Member from making secured or unsecured loans to the Company by agreement with the Company; provided, however, that Section 6.3 shall apply with respect to any such loan.

                                  ARTICLE  IX
                            ALLOCATIONS, INCOME TAX,
                      DISTRIBUTIONS, ELECTIONS AND REPORTS

     9.1. APPLICATION OF ARTICLE TO ECONOMIC INTEREST OWNERS. The provisions of this Article IX shall apply to Economic Interest Owners as if they were "Members," to their Economic Interests in the Company as if those Economic Interests were "Membership Interests;" provided, however, that the foregoing shall not entitle any Economic Interest Owner to vote or otherwise to give or withhold consent, agreement, or approval with respect to any matter on which a Member may vote or give or withhold consent, agreement, or approval.

     9.2. ALLOCATIONS OF NET PROFITS AND NET LOSSES. The Net Profits or Net Losses of the Company for each fiscal year shall be allocated to the Members in the respective proportions stated on Schedule A. A Member's share of distributions is determined as provided in Section 9.4.

     9.3. SPECIAL ALLOCATIONS TO CAPITAL ACCOUNTS AND CERTAIN OTHER INCOME TAX ALLOCATIONS. Notwithstanding Section 9.2 hereof:

          (a) In the event any Member unexpectedly receives any adjustment, allocation, or distribution described in Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6) of the Treasury Regulations, which create or increase a Deficit Capital Account of the Member, then items of Company income and gain (consisting of a pro rata portion of each item of Company income, including gross income and gain for such year and, if necessary, for subsequent years) shall be specially allocated to the Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Deficit Capital Account so created as quickly as possible. It is the intent that this Section 9.3(a) be interpreted to comply with the alternate test for economic effect set forth in
Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

          (b) In the event any Member would have a Deficit Capital Account at the end of any Company taxable year which is in excess of the sum of any amount that the Member is treated as being obligated to restore to the Company under
Section 1.704-1(b)(2)(ii)(c) of the Treasury Regulations and the Member's share of minimum gain as defined in Section 1.704-2(g)(1) of the Treasury Regulations (which is also treated as an obligation to restore in accordance with Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations), the Capital Account of the Member shall be specially credited with items of Membership income (including gross income) and gain in the amount of such excess as quickly as possible.

          (c) Notwithstanding any other provision of this Section 9.3, if there is a net decrease in the Company's minimum gain as defined in Treasury Regulation Section 1.704-2(d) during a taxable year of the Company, then the Capital Account of each Member shall be allocated items of income (including gross income) and gain for such year (and if necessary for subsequent years) equal to that Member's share of the net decrease in Company minimum gain. This
Section 9.3(c) is intended to comply with the minimum gain chargeback requirement of Section 1.704-2 of the Treasury Regulations and shall be interpreted consistently therewith. If, in any taxable year in which the Company has a net decrease in the Company's minimum gain, the minimum gain chargeback requirement would cause a distortion in the economic arrangement among the Members and it is not expected that the Company shall have sufficient other income to correct that distortion, the Members may in their discretion (and shall, if requested to do so by any Member) seek to have the Internal Revenue Service waive the minimum gain chargeback requirement in accordance with Treasury Regulation Section 1.704-2(f)(4).

          (d) Items of Company loss, deduction, and expenditure described in
Section 705(a)(2)(B) of the Code which are attributable to nonrecourse debt of the Company and are characterized as partner (herein Member) nonrecourse deductions under Section 1.704-2(i)of the Treasury Regulations shall be allocated to the Members' Capital Accounts in accordance with Section 1.704-2(i) of the Treasury Regulations.

          (e) Beginning in the first taxable year in which there are allocations of "nonrecourse deductions" (as described in Section 1.704-2(b) of the Treasury Regulations), such nonrecourse deductions shall be allocated to the Members for any period in the same manner as Net Profits or Net Losses is allocated for such period.

          (f) In accordance with Section 704(c)(1)(A) of the Code and Section 1.704-1(b)(2)(i)(iv) of the Treasury Regulations, if a Member contributes property with a fair market value that differs from its adjusted basis at the time of contribution, income, gain, loss, and deductions with respect to the property shall, solely for federal income tax purposes and not for Capital Account purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company and its fair market value at the time of contribution.

          (g) Pursuant to Section 704(c)(1)(B) of the Code, if any contributed property is distributed by the Company, other than to the Member who contributed the property, within seven years of the contribution of the property to the Company, then, except as provided in Section 704(c)(2) of the Code, the contributing Member shall, solely for federal income tax purposes and not for Capital Account purposes, be treated as recognizing gain or loss from the sale of such property, at the time of such distribution, in an amount equal to the gain or loss that would have been allocated to the contributing Member under
Section 704(c)(1)(A) of the Code if the property had been sold at its fair market value at the time of the distribution.

          (h) In the case of any distribution by the Company to a Member or Economic Interest Owner, the Member or Economic Interest Owner shall, solely for federal income tax purposes and not for Capital Account purposes, be treated as recognizing gain in an amount equal to the lesser of:

              (i) the excess (if any) of (A) the fair market value of the property (other than money) received in the distribution over (B) the adjusted basis of the Member's Membership Interest or Economic Interest Owner's Economic Interest in the Company immediately before the distribution, reduced (but not below zero) by the amount of money received in the distribution, or

              (ii) the Net Precontribution Gain (as defined in Section 737(b) of the Code) of the Member or Economic Interest Owner. The Net Precontribution Gain means the net gain (if any) which would have been recognized by the distributee Member or Economic Interest Owner under Section 704(c)(1)(B) of the Code if all property which (A) had been contributed to the Company within seven years of the distribution, and (B) is held by the Company immediately before the distribution, had been distributed by the Company to another Member or Economic Interest Owner. If any portion of the property distributed consists of property which had been contributed by the distributee Member or Economic Interest Owner to the Company, then such property shall not be taken into account under this
Section 9.3(h) and shall not be taken into account in determining the amount of the Net Precontribution Gain. If the property distributed consists of an interest in an Entity, the preceding sentence shall not apply to the extent that the value of such interest is attributable to the property contributed to such Entity after such interest had been contributed to the Company.

          (i) All recapture of income tax deductions resulting from sale or disposition of Company property shall be allocated to the Member or Members to whom the deduction that gave rise to such recapture was allocated hereunder, to the extent that the Member or Members are allocated any gain from the sale or other disposition of such property.

          (j) Any credit or charge to the Capital Accounts of the Members pursuant to Section 9.3(a), 9.3(b), 9.3(c), 9.3(d), or 9.3(e) shall be taken into account in computing subsequent allocations of profits and losses pursuant to Section 9.2, so that the net amount of any items charged or credited to Capital Accounts pursuant to Section 9.2, 9.3(a), 9.3(b), 9.3(c), 9.3(d), or 9.3(e) shall, to the extent possible, be equal to the net amount that would have been allocated to the Capital Account of each Member pursuant to the provisions of this Article IX if the special allocations required by Section 9.3(a), 9.3(b), 9.3(c), 9.3(d), or 9.3(e) had not occurred.

     9.4.  DISTRIBUTIONS.

          (a) Subject to Section 13.5(b), and subject to the effects of transfers of rights to receive distributions made in accordance with the terms and conditions of this Operating Agreement but without transfer of associated rights in Net Profits and Net Losses, all distributions shall be made to the Members and Economic Interest Owners pro rata in proportion to the respective ownership rights of the Members and Economic Interest Owners in Net Profits and Net Losses as determined pursuant to Section 9.2 as of the record date of such distribution.

          (b) Except as provided in Section 9.4(c), all distributions shall be made at such times as may be determined by the Board. All amounts withheld pursuant to the Code or any provisions of state or local tax law with respect to any payment or distribution to a Member or Economic Interest Owner from the Company shall be treated nevertheless as amounts that have been distributed to the Member or Economic Interest Owner pursuant to this Section 9.4.

          (c) Except as limited by Sections 9.4(d) or 9.4(e) hereof, and except as limited by the provisions of the final sentence of this Section 9.4(c), or by the provisions of applicable law, the Board shall cause the Company to distribute cash to the Members, on or before the 15th of April of each year, that amount that when added to all other distributions made with respect to the immediately preceding Fiscal Year equals the product of the total Net Profits of the Company for the immediately preceding Fiscal Year multiplied by the combined highest Federal and Pennsylvania marginal tax rates applicable to each type of income generated by the Company in such Fiscal Year (the "Tax Distributions"). Notwithstanding the foregoing, the Company will not be required to make the Tax Distributions contemplated by this Section 9.4(c) if the Board in good faith determines that the Company does not have adequate cash available to make the distribution.

          (d) The Company may offset damages for breach of this Operating Agreement by a Member or Economic Interest Owner against the amount otherwise distributable to the Member or Economic Interest Owner.

          (e) A Member shall not receive a distribution from the Company to the extent that, after giving effect to the distribution, all liabilities of the Company would exceed the fair value of the Company's assets. A Member who receives any distribution from the Company is liable to the Company with respect thereto only to the extent provided by the Pennsylvania Act.

          (f) Regardless of the nature of any Member's Capital Contribution, a Member or Economic Interest Owner has only the right to demand and receive cash with respect to any distribution to which the Member or Economic Interest Owner is entitled. A Member or Economic Interest Owner may not be compelled to accept a distribution of any asset in kind from the Company to the extent that the percentage of the asset distributed to the Member or Economic Interest Owner exceeds a percentage of that asset which is equal to the percentage in which the Member or Economic Interest Owner shares in distributions from the Company.

     9.5. ACCOUNTING PRINCIPLES AND ELECTIONS. The profits and losses of the Company for "book purposes" shall be determined in accordance with generally accepted accounting principles applied on a consistent basis using the accrual method of accounting. All elections, including the election of tax accounting methods (which may vary from book accounting methods), permitted to be made by the Company under federal or state laws shall be made by the Board.

     9.6. ACCOUNTING PERIOD. Unless and until otherwise determined by the Board, the Company's accounting period shall be the Calendar Year.

     9.7. RETURNS. Unless the task is delegated to another Person by the Board, the Treasurer shall cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary in each jurisdiction in which the Company does business. Copies of such returns, or pertinent information therefrom, shall be furnished to the Members within a reasonable time after the end of the Company's fiscal year.

                                  ARTICLE  X
                        MERGERS AND OTHER TRANSACTIONS

     10.1. MERGER OR CONSOLIDATION. The Company may merge with or be consolidated into another limited liability company, partnership, corporation or other entity pursuant to applicable law and a plan therefor adopted by a Majority Vote of all the Members. Such plan shall set forth the following:

          (a) The name of each Entity that will be a party to the merger or consolidation and the name of the Entity surviving the merger or consolidation;

          (b) The terms and conditions of the merger or consolidation;

          (c) The manner and basis of converting the Membership Interests and Economic Interests of the Company into shares, obligations, or other securities of the surviving or any other Entity or into money or other property in whole or part or, if the Company is to be the surviving Entity, the manner and basis of converting shares, obligations, or other securities of the constituent Entities into Membership Interests or into money or other property in whole or in part;

          (d) Such other provisions relating to the merger or consolidation as may be deemed necessary or appropriate, including amendments to the Certificate of Organization or this Operating Agreement.

Notice of adoption of the plan shall be given to each Member and each Economic Interest Owner prior to the effectuation of the merger or consolidation, but failure to give such notice to an Economic Interest Owner shall not affect the validity of the plan or the effectiveness of the merger or consolidation.

     10.2. MEMBERSHIP INTEREST EXCHANGE. Each Member and each Economic Interest Owner shall exchange all Membership Interests and all Economic Interests in accordance with a plan therefor adopted by a Majority Vote of all the Members. Such plan shall set forth the following:

          (a) The terms and conditions of the exchange;

          (b) The manner and basis of converting the Membership Interests and Economic Interests of the Company into shares, obligations, or other securities of the surviving or any other Entity or into money or other property in whole or part;

          (c) Such other provisions relating to the exchange as may be deemed necessary or appropriate, including amendments to the Certificate of Organization or this Operating Agreement.

Notice of adoption of the plan shall be given to each Member and each Economic Interest Owner prior to the effectuation of the exchange, but failure to give such notice to an Economic Interest Owner shall not affect the validity of the plan or the effectiveness of the exchange.

     10.3. EQUALITY OF TREATMENT. All Membership Interests and all Economic Interests shall be treated proportionately and pro rated equally within their relative class under any plan for merger, consolidation, or exchange adopted pursuant to the foregoing sections of this Article X.

     10.4. TRANSFER OF ALL ASSETS. The Company may transfer all or substantially all of the assets of the Company only after such transfer has been approved by Majority Vote of all of the Members.

     10.5. NO DISSENTERS' RIGHTS. No Person dissenting to any merger, consolidation, Membership Interest or Economic Interest exchange, or transfer of assets shall have any right of appraisal and sale or other right analogous to "dissenters' rights" in the corporate context.

                                  ARTICLE  XI
                            TRANSFERS OF INTERESTS

     11.1. GENERAL. Members shall have the right to transfer their Units pursuant to a Qualified Matching Service established by the Company in accordance with (S) 1.7704 of the Code. Members shall also have the right to transfer their Units in "Block" transactions, subject to the provisions of this
Article XI. A Block transaction is a transaction described as such in the Code at Treasury Regulation (S) 1.7704-1. Members may not transfer their Units if such transfer would result in the Company being determined to be a "publicly traded partnership" as that term is defined in Treasury Regulation (S)1.7704-1.

     11.2 RESTRICTIONS ON ENCUMBRANCES. No Member or Economic Interest holder shall assign, pledge, grant a security interest in or otherwise permit any lien or encumbrance to attach to any interest in any Units except in accordance with the Matching Service, unless (a) the Company is the beneficiary of the same or
(b) the beneficiary of the same agrees that (i) it will not Transfer or cause the Transfer of such Units until the provisions of this Article XI have been complied with and (ii) it will cause the Transferee(s) of such Units to execute and deliver to the Company a copy of this Agreement. Any such Transferee shall not be a Member but instead a holder of an Economic Interest. Any action taken in violation of this restriction shall be null and void.

     11.3. SALE OF THE COMPANY. If the Board and Members entitled to cast a Majority Vote of all the Members approve a Sale of the Company on an arms-length basis to an Independent Third Party or an affiliated group of Independent Third Parties, then the remaining Members and Economic Interest Holders will consent to and raise no objections against such sale and, if such sale is structured as a sale of Units, the remaining Members and Economic Interest Holders will agree to sell their Units on the terms and conditions approved by the Board and Members entitled to cast a Majority Vote; provided, that the foregoing obligations of the Members and Economic Interest Holders are subject to the satisfaction of the following conditions:

          (a) upon the consummation of such sale, all of the holders of a particular type of Interest will receive the same form and amount of consideration per Unit or, if an option is given as to the form or amount of consideration, each such holder will be given the same option; and

          (b) all holders of then currently exercisable rights to acquire Units will be given an opportunity to either (i) exercise such rights prior to the consummation of such sale and participate in such sale as holders of capital stock or (ii) receive upon the consummation of such sale the same amount of consideration received by holders of such capital stock in connection with such sale less the exercise price of such rights.

     11.4. DOCUMENTATION OF SALE OR GIFT. In the event of a sale or a gift of a transferring Party's Economic Interest in the Company, as a condition to recognition of the effectiveness as against the Company and the remaining Members of such sale or gift, the remaining Members may require the transferring party and the transferee to execute, acknowledge, and deliver to the Company and the remaining Members such instruments of transfer, assignment, and assumption and such other certificates, representations, and documents, and to perform such other acts, as the remaining Members may reasonably deem necessary or desirable to:

          (a) constitute the transferee as an Economic Interest Owner;

          (b) confirm that the transferee, desiring to acquire an Economic Interest in the Company has agreed to be subject to and bound by all of the terms and conditions of the Certificate of Organization and this Operating Agreement that are applicable to the transferee as an Economic Interest Owner;

          (c) preserve the Company as a limited liability company after the completion of such sale or gift under the laws of each jurisdiction in which the Company is organized, qualified, or does business;

          (d) maintain the status of the Company as a partnership for federal and state tax purposes; and

          (e) assure compliance with applicable state and federal laws, including securities laws.

     11.5. EFFECTIVE DATE OF SALE OR GIFT. Any sale or gift of an Economic Interest in compliance with this Article XI shall be deemed effective as against the Company and the remaining Members as of the last day of the calendar month in which the last of the following events occurs:

          (a) the remaining Members' consent thereto is given, unless no such consent is required;

          (b) the transferring party and transferee comply with Section 11.5 with respect to all requirements that have been fixed by the remaining Members pursuant to that section within thirty days after the remaining Members have notice of completion of the sale or gift; or

          (c) the date comes that was specified by the transferring party, in a notice given to the Secretary (or to another Member if the Secretary is the transferring party) as the effective date of the sale or gift.

Notwithstanding anything to the contrary contained in this Operating Agreement, and without limiting any other condition for effectiveness of any transfer, no transfer of an Economic Interest shall be effective as against the Company and the remaining Members unless and until written notice (including the name and address of the proposed transferee and the date of such transfer) has been provided to the Company and the other Members.

     11.6. TRANSFERRING PARTY'S INDEMNITY OBLIGATION. Each transferring party hereby indemnifies the Company and the remaining Members against any and all loss, damage, and expense (including attorneys' and other professionals' fees incurred in applying and enforcing the provisions of this Operating Agreement and including tax liabilities or loss of tax benefits) resulting directly or indirectly because of any transfer or purported transfer in violation of this Operating Agreement.

     11.7  TRANSFEREE NOT MEMBER IN ABSENCE OF MEMBERS' CONSENT.
Notwithstanding anything contained in this Operating Agreement to the contrary if the Transferee is not a Member immediately prior to the sale or gift, then the transferee shall be merely an Economic Interest Owner and shall not become a Member, and shall have no right to participate in the management of the business or affairs of the Company, unless and until the transferee is admitted to membership pursuant to Article XII.

                                 ARTICLE  XII
                                 ADDITIONAL MEMBERS

     12.1. ADMISSION OF ADDITIONAL MEMBERS. Any Person may, upon the approval of the Board, be admitted as a Member in the Company by the issuance by the Company of Membership Interests for such consideration as is approved by the Board. The Board is expressly authorized to issue additional Membership Interests for any consideration it deems to be fair at the time even if such consideration differs from that paid by existing Members. A Transferee of Economic Interests from a Member may be admitted as a Member upon Majority Vote of the Board.

     12.2. DOCUMENTATION OF ADMISSION. As a condition to the admission of a Person as a Member, the Board may require the Person, and any Member or other transferring Party from which the Person is acquiring any Economic Interest, to execute, acknowledge, and deliver to the Company such instruments of transfer, assignment, and assumption and such other certificates, representations, and documents, and to perform such other acts, as the Board may reasonably deem necessary or desirable to:

          (a) constitute the transferee as a Member;

          (b) confirm that the transferee, desiring to be admitted as a Member, has agreed to be subject to and bound by all of the terms and conditions of the Certificate of Organization and this Operating Agreement that are applicable to Members;

          (c) preserve the Company as a limited liability company after the completion of such sale or gift under the laws of each jurisdiction in which the Company is organized, qualified, or does business;

          (d) maintain the status of the Company as a partnership for federal and state tax purposes; and

          (e) assure compliance with applicable state and federal laws, including securities laws.

     12.3. NO RETROACTIVE ALLOCATIONS. No new Member shall be entitled, upon admission as a Member, to any retroactive allocation of losses, income, or deduction incurred by the Company; provided, however, that the Members may, in their discretion, either close the Company books (as though the Company's tax year had ended) at the time a new Member is admitted or make pro rata allocations of loss, income, and deductions to the new Member for that portion of the Company's tax year in which the new Member was admitted in accordance with the provisions of Section 706(d) of the Code and the Treasury Regulations promulgated thereunder.

     12.4. MODIFICATION OF ALLOCATIONS. The allocation of Net Profits and Net Losses pursuant to Section 9.2 and Schedule A may be modified by the Board in connection with the issuance by the Company of Membership Interests in the admission of a new Member.

                                 ARTICLE  XIII
                   DISSOCIATION, DISSOLUTION AND TERMINATION

     13.1. DISSOCIATION. A Member may voluntarily dissociate upon notice to the Company.

     13.2.  OPTIONAL REDEMPTION OF DISSOCIATING MEMBER'S INTEREST.

            (a) Redemption. If the Dissociation of a Member occurs as a result of such Member's Bankruptcy, death, dissolution or registration, and if the Dissociation does not cause the Company's dissolution under Section 13.4, at any time within 180 days after the effective date of the Dissociation, the Company, may redeem the Member's Membership Interest on the terms set forth in this
Section 13.2.

            (b) Redemption Price.

                (1) The redemption price of the Membership Interest to be so redeemed will be an amount equal to the Membership Interest Value as of the effective date of the Dissociation, multiplied by the Dissociating Member's Membership Interest.

                (2) Membership Interest Value. The "Membership Interest Value" shall be determined by the Board utilizing industry accepted standards for calculating the net asset value of the Company.

            (c) Payment Terms. The Company will pay the redemption price for a Membership Interest so redeemed at the closing in the form of cash or other immediately available funds.

     13.3.  APPLICATION OF REMAINDER OF ARTICLE TO ECONOMIC INTEREST OWNERS.
The provisions of the following sections of this Article XIII shall apply to Economic Interest Owners, as if they were "Members" and to their Economic Interests in the Company, as if those Economic Interests were "Membership Interests;" provided, however, that the foregoing shall not entitle any Economic Interest Owner to vote or otherwise to give or withhold consent, agreement, or approval with respect to any matter on which a Member may vote or give or withhold consent, agreement, or approval.

     13.4. DISSOLUTION. The Company shall be dissolved upon the occurrence of either of the following events:

                (i) the majority vote of all the Members that it shall be dissolved;

                (ii) the death, retirement, resignation, expulsion, bankruptcy or dissolution of Members representing 50% or more of the total Membership Interests in the Company at the time of such event or the occurrence of any other event which terminates the continued membership of Members representing 50% or more of the total Membership Interests in the Company at the time of such event unless the business of the Company is continued by the consent of a Majority Vote of the Remaining Members within ninety (90) days following the occurrence of any such event, which consent shall be assumed unless there is a Majority Vote of the Remaining Members, indicating their lack of consent within such ninety (90) day period;

                (iii) the entry of a decree of judicial dissolution under the Pennsylvania Act; or

                (iv) twenty-five (25) years from the date of formation, unless the business of the Company is continued by the Majority Vote of the Members.

     13.5. EFFECT OF FILING OF STATEMENT OF INTENT TO DISSOLVE. Upon the occurrence of an event set forth in Section 13.4, the Company shall cease to carry on its business, except insofar as may be necessary for the winding up of its business, but its separate existence shall continue until a certificate of dissolution has been issued by the Secretary of Commonwealth of Pennsylvania or until such separate existence is terminated in connection with judicial dissolution or liquidation of the Company.

     13.6.  WINDING UP, LIQUIDATION AND DISTRIBUTION OF ASSETS.

            (a) Upon dissolution of the Company, an accounting shall be made of the accounts of the Company and of the Company's assets, liabilities, and operations, from the date of the last previous accounting until the date of dissolution. The Members may cause such accounting to be made by independent accountants and shall cause such accounting to be made by independent accountants upon the request of any Member. Upon dissolution of the Company, the Members shall immediately proceed to wind up the business and affairs of the Company.

            (b) In winding up the business and affairs of the Company, the Members shall:

                (i) Sell or otherwise liquidate all of the Company's assets as promptly as practicable (except to the extent the Members may determine to distribute assets to the Members in kind, it being recognized that any in-kind distribution is subject to Section 9.4(f));

                (ii) Allocate the profits or losses resulting from such sales to the Members' Capital Accounts in accordance with the provisions of this Operating Agreement;

                (iii) Discharge all liabilities of the Company (including liabilities to Members who are also creditors, to the extent otherwise permitted by law) other than liabilities to Members for distributions, and establish such reserves as the Members deem reasonable to provide for contingent liabilities of the Company (for purposes of determining the Capital Accounts of the Members, the amounts of such reserves shall be deemed to be an expense of the Company); and

                (iv) Distribute the remaining assets in accordance with the following:

                     (A) If any assets of the Company are to be distributed in kind, the net fair market value of such assets as of the date of dissolution shall be determined by independent appraisal or by agreement of the Members. Such assets shall be deemed to have been sold as of the date of dissolution for their fair market value, and the Capital Accounts of the Members shall be adjusted pursuant to the provisions of Section 9.4 and Article VIII of this Operating Agreement to reflect such deemed sale.

                     (B) The positive balance (if any) of each Member's Capital Account (as determined after taking into account all Capital Account adjustments for the Company's taxable year during which the liquidation occurs) shall be distributed to the Members, either in cash or in kind, as determined by the Members, with any assets distributed in kind being valued for this purpose at their net fair market value. Any such distributions to the Members in respect of their Capital Accounts shall be made in accordance with the time requirements set forth in Section 1.704-1(b)(2)(ii)(b)(2) of the Treasury Regulations.

            (c) In connection with liquidation, the Company may offset damages for breach of this Operating Agreement by a Member against the amount otherwise distributable to the Members.

            (d) The provisions of Section 8.5, which eliminates any liability of a Member or Economic Interest Owner to restore any portion of a deficit balance in the Member's or Economic Interest Owner's Capital Account, apply to deficit balances in Capital Accounts upon liquidation of the Company.

            (e) When all debts, liabilities, and obligations of the Company have been paid and discharged or adequate provisions have been made therefor and when all of the remaining property and assets have been distributed to the Members, the Company shall be deemed terminated.

            (f) The Members shall comply with all applicable laws pertaining to the winding up of the business and affairs of the Company and the distribution of its assets.

     13.7. ARTICLES OF DISSOLUTION. When all debts, liabilities, and obligations have been paid and discharged or adequate provisions have been made therefor and all of the remaining property and assets have been distributed to the Members, articles of dissolution shall be executed in duplicate and verified by the Person signing the articles, which articles shall set forth the information required by the Pennsylvania Act. Duplicate originals of such articles of dissolution shall be delivered to the Pennsylvania Secretary of State.

     13.8. CERTIFICATE OF DISSOLUTION. Upon the issuance of the certificate of dissolution, the existence of the Company shall cease, except for the purpose of suits, other proceedings, and appropriate action as provided in the Pennsylvania Act. The Board shall have authority to distribute any Company property discovered after dissolution, convey real estate, and take such other action as may be necessary on behalf of and in the name of the Company.

                                 ARTICLE  XIV
                           MISCELLANEOUS PROVISIONS

     14.1. NOTICES. Each notice and other communication under or with respect to this Operating Agreement (including instruments tendered as full satisfaction of debts and other communications concerning disputed debts) shall be in writing (including by telegraph, telex, telecopier, and other available communication facilities providing written copy to the recipient Person) and shall be effective when actually delivered to the Person to which it is directed or when deposited in the United States mail addressed to the Person to which it is directed, to the attention of the individual, and at the address provided for that Person in Schedule A (or if that Person is the Company, to the attention of the Secretary at its principal place of business, or to the attention of such other individual, or at such other address, as that Person may designate by notice (such individual being referred to as the "Notice Individual" and such address being referred to as the "Notice Address"); provided that any notice that is directed to any Economic Interest Owner may be given as if to the Member from whom the Economic Interest Owner received, directly or indirectly, the Economic Interest. Delivery of a notice or other communication to a Person, if made at the Notice Address, shall be to an individual whom the noticing or communicating Person reasonably believes is likely to transmit the notice or communication to the Notice Individual; provided, however, that delivery by a commercial carrier shall be presumed to have been to such an individual. Delivery of a notice or other communication to a Person at a place other than the Notice Address shall be only to the Notice Individual. A stamped receipt issued by a United States post office for registered mail shall be presumptive evidence of deposit in the United States mail, and a receipt signed by a responsible Person for the recipient Person or a delivery confirmation from a commercial messenger or courier shall be presumptive evidence of actual delivery.

     14.2. APPLICATION OF PENNSYLVANIA LAW. This Operating Agreement shall be construed as though prepared by all of the parties hereto. This Operating Agreement, and the performances of the parties hereunder, shall be governed by the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of laws that would otherwise provide for the application of the substantive law of another jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Operating Agreement must be brought against a party in the courts of the Commonwealth of Pennsylvania if it has or can obtain jurisdiction, in a United States District Court for such State, and each party hereto hereby consents for that party and the party's successors to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in this section may be served on any party anywhere in the world and may also be served upon any party in the manner provided above for giving notices to a party under this Operating Agreement.

     14.3. WAIVER OF ACTION FOR PARTITION. Each Member and Economic Interest Owner irrevocably waives any right that it may have to maintain any action for partition with respect to the property of the Company; provided, however, that this provision shall not apply to any asset that is distributed in kind to any Member or Economic Interest Owner.

     14.4.  AMENDMENTS.

          (a) This Operating Agreement may be amended from time to time by the Majority Vote of all the Members.

          (b) Provision is made elsewhere in this Operating Agreement for modifications of Schedule A in connection with the admission of additional Members and transfers of Membership Interests and Economic Interests, and to the designation by the Board of Rights and Preferences of Preferred Interests and this Section 14.4 does not supersede such provisions.

          (c) The Certificate of Organization may be amended from time to time by the Majority Vote of all the Members.

     14.5. EXECUTION OF ADDITIONAL INSTRUMENTS. Each Member hereby agrees to execute such other and further statements of interest and holdings, designations, powers of attorney, and other instruments necessary or appropriate to comply with any laws, rules or regulations.

     14.6. HEADINGS AND PRONOUNS. Headings and captions contained in this Operating Agreement are solely for the convenience of the parties and are not to be considered in interpreting or construing this Operating Agreement or the parties' rights, remedies, and obligations hereunder. The words "herein," "hereof," and "hereunder," when used in this Operating Agreement, refer to this Operating Agreement in its entirety. The word "include" and its derivatives mean by way of example and not by way of exclusion or limitation. Words in the singular include the plural and words in the plural include the singular, according to the requirements of the context. Words importing a gender include all genders.

     14.7. WAIVERS. No party shall be deemed to have waived any right or remedy under or with respect to this Operating Agreement unless such waiver is expressed in a writing signed by such party. No waiver of any right or remedy under or with respect to this Operating Agreement by a party on any occasion or in any circumstance shall be deemed to be a waiver of any other right or remedy on that occasion or in that circumstance nor a waiver of the same or of any other right or remedy on any other occasion or in any other circumstance.

     14.8. RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies provided by this Operating Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     14.9. SEVERABILITY. If any provision in this Operating Agreement is held to be invalid or unenforceable on any occasion or in any circumstance, such holding shall not be deemed to render the provision invalid or unenforceable on any other occasion or in any other circumstance nor to render any other provision hereof invalid or unenforceable, and to that extent the provisions of this Operating Agreement are severable; provided, however, that this provision shall not preclude a court of competent jurisdiction from refusing so to sever any provision if severance would be inequitable to one or more of the parties.

     14.10. HEIRS, SUCCESSORS AND ASSIGNS. Each and all of the covenants, terms, provisions, and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Operating Agreement, their respective heirs, legal representatives, successors, and assigns. No assignment of this Operating Agreement or of any right or obligation hereunder shall relieve the assignor of the assignor's obligations hereunder without the written consent of the other parties.

     14.11. NO THIRD PARTY BENEFICIARIES; NO RIGHTS IN CREDITORS. This Operating Agreement creates no rights benefiting third Persons and no third Person shall have any right to enforce any provision hereof, except as may be specifically provided herein. Without limiting the generality of the preceding sentence, none of the provisions of this Operating Agreement shall be for the benefit of or enforceable by any creditor of the Company.

     14.12. COUNTERPARTS. This Operating Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     14.13   OPTIONS.   The Company shall have the right to adopt such option
plans as the Managing Members deem appropriate and necessary to compensate employees, officers, directors and consultants for services rendered to the Company.

                                 CERTIFICATE



     IN WITNESS WHEREOF, the parties have executed this agreement on the dates stated below their signatures.

                 WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, LLC

                 By:   WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, Member

                 By:   /s/ G. Richard Patton, President
                       ------------------------------------------------------
                       Print Name:  G. Richard Patton
                                    -----------------------------------------
                       Title:  President
                               ----------------------------------------------
                       Address For Notices:   2101 Greentree Road
                                              Suite A-113
                                              Pittsburgh, Pennsylvania 15220

                 MEMBER:
                 WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, Original Member

                            BY:  /s/ G. Richard Patton, President
                                 --------------------------------------------
                                 G. Richard Patton, President

                                                                      APPENDIX D

                                  SCHEDULE A
                          TO THE OPERATING AGREEMENT
              OF WESTERN PENNSYLVANIA ADVENTURE CAPITAL FUND, LLC
                   A PENNSYLVANIA LIMITED LIABILITY COMPANY


                                                   % OF NET PROFITS  AND                                INITIAL CAPITAL
 MEMBER NAME AND ADDRESS      NUMBER OF UNITS            NET LOSSES             MEMBER VOTES             CONTRIBUTION
----------------------------------------------------------------------------------------------------------------------------
Western Pennsylvania
Adventure Capital Fund               1                     .0001                      1                       $100
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------